SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         Post-Effective Amendment No. 19
                                    FORM S-6

                                File No. 33-15290

              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
             SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM
                                     N-8B-2

A. Exact name of trust:             IDS Life of New York Account 8

B. Name of depositor:               IDS LIFE INSURANCE COMPANY OF NEW YORK

C. Complete address of depositor's principal executive offices:

         20 Madison Avenue Ext. Albany, NY 12203

D. Name and complete address of agent for service:

         Mary Ellyn Minenko, Esq.
         IDS Life Insurance Company
         IDS Tower 10
         Minneapolis, Minnesota 55440-0010

         It is  proposed   that  this  filing  will  become   effective   (check
         appropriate box)

         [ ] immediately  upon filing pursuant to paragraph (b)
         [X] on May 1, 2000  pursuant  to  paragraph  (b)
         [ ] 60 days  after filing  pursuant  to  paragraph  (a)(1)
         [ ] on  (date)  pursuant  to paragraph (a)(1) of rule (485)
         [ ] this post-effective amendment designates a new effective date for a previously filed post effective amendment.

E. Title of securities being registered:

         Flexible Premium Variable Life Insurance Policy

F. Approximate date of proposed public offering: not applicable.

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

PROSPECTUS
MAY 1, 2000

IDS LIFE OF NEW YORK ACCOUNT 8

ISSUED AND SOLD BY:   IDS LIFE INSURANCE COMPANY OF NEW YORK (IDS LIFE OF
NEW YORK)
               20 Madison Avenue Extension
               Albany, New York 12203
               Telephone: 800-541-2251

This prospectus contains information about the insurance policy that you should know before investing. You also will receive prospectuses for the underlying funds that are investment options under your policy. Please read all prospectuses carefully and keep them for future reference.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS POLICY IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS POLICY INVOLVES INVESTMENT RISK INCLUDING POSSIBLE LOSS OF PRINCIPAL.

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                                                     PROSPECTUS -- MAY 1, 2000 1

TABLE OF CONTENTS

THE POLICY IN BRIEF .........................     3
KEY TERMS ...................................     5
THE VARIABLE ACCOUNT ........................     7
THE FUNDS ...................................     8
IDS Life Series Fund - Equity Portfolio .....     8
IDS Life Series Fund - Government Securities
  Portfolio .................................     8
IDS Life Series Fund - Income Portfolio .....     8
IDS Life Series Fund - International Equity
  Portfolio .................................     8
IDS Life Series Fund - Managed Portfolio ....     8
IDS Life Series Fund - Money Market
  Portfolio .................................     8
AIM V.I. Growth and Income Fund .............     8
Putnam VT New Opportunities Fund - Class IA
  Shares ....................................     8
Fund Objectives .............................     9
Relationship Between Funds and
  Subaccounts ...............................     9
RATES OF RETURN OF THE FUNDS AND
  SUBACCOUNTS ...............................    10
THE TRUST ...................................    12
Trust Maturity ..............................    12
Roles of Salomon Smith Barney Inc. and IDS
  Life of New York ..........................    12
THE FIXED ACCOUNT ...........................    13
PURCHASING YOUR POLICY ......................    13
Application .................................    13
Right to Examine Policy .....................    14
Premiums ....................................    14
KEEPING THE POLICY IN FORCE .................    15
Death Benefit Guarantee .....................    15
Grace Period ................................    15
Reinstatement ...............................    16
LOADS, FEES AND CHARGES .....................    16
Premium Expense Charge ......................    16
Monthly Deduction ...........................    17
Surrender Charge ............................    18
Partial Surrender Fee .......................    22
Mortality and Expense Risk Charge ...........    22
Transaction Charge ..........................    22
Fund Expenses ...............................    23
POLICY VALUE ................................    24
Fixed Account Value .........................    24
Subaccount Values ...........................    24
DEATH BENEFITS ..............................    27
Change in Death Benefit Option ..............    28
Changes in Specified Amount .................    29
Misstatement of Age or Sex ..................    30
Suicide .....................................    30
Beneficiary .................................    30

TRANSFERS BETWEEN THE FIXED ACCOUNT AND
  SUBACCOUNTS ...............................    31
Fixed Account Transfer Policies .............    31
Minimum Transfer Amounts ....................    31
Maximum Transfer Amounts ....................    31
Maximum Number of Transfers Per Year ........    31
Two Ways to Request a Transfer, Loan or
  Surrender .................................    32
Automated Transfers .........................    32
Automated Dollar-cost Averaging .............    33
POLICY LOANS ................................    34
POLICY SURRENDERS ...........................    35
Total Surrenders ............................    35
Partial Surrenders ..........................    35
Allocations of Partial Surrenders ...........    35
Effects of Partial Surrenders ...............    35
Taxes .......................................    36
Exchange Right ..............................    36
Paid-up Insurance Option ....................    36
OPTIONAL INSURANCE BENEFITS .................    36
Waiver of Monthly Deduction .................    36
Accidental Death Benefit ....................    36
Other Insured Rider .........................    36
Children's Insurance Rider ..................    36
PAYMENT OF POLICY PROCEEDS ..................    37
FEDERAL TAXES ...............................    39
IDS Life of New York's Tax Status ...........    39
Taxation of Policy Proceeds .................    39
Modified Endowment Contracts ................    40
Other Tax Considerations ....................    41
IDS LIFE OF NEW YORK ........................    42
Ownership ...................................    42
State Regulation ............................    42
Distribution of the Policy ..................    42
Legal Proceedings ...........................    42
Year 2000 ...................................    43
Experts .....................................    43
MANAGEMENT OF IDS LIFE OF NEW YORK ..........    44
OTHER FUND MANAGERS .........................    46
OTHER INFORMATION ...........................    46
Voting Rights ...............................    46
Reports .....................................    47
POLICY ILLUSTRATIONS ........................    48

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2      VARIABLE UNIVERSAL LIFE POLICY -- NEW YORK

THE POLICY IN BRIEF

PURPOSE: The purpose of the policy is to provide life insurance protection on the life of the insured and to build policy value. The policy provides a death benefit that we pay to the beneficiary upon the insured's death. As in the case of other life insurance policies, it may not be advantageous to purchase this policy as a replacement for, or in addition to an existing life insurance policy.

The policy allows you, as the owner, to allocate your net premiums, or transfer policy value, to:

THE VARIABLE ACCOUNT, consisting of subaccounts, each of which invests in a fund or unit investment trust with a particular investment objective. You may direct premiums to any or all of nine of these subaccounts. Your policy's value may increase or decrease daily, depending on the investment return. No minimum amount is guaranteed. (p. 7)

THE FIXED ACCOUNT, which earns interest at rates that are adjusted periodically by IDS Life of New York. This rate will never be lower than 4.5%. (p. 13)

PURCHASING YOUR POLICY: To apply, send a completed application and premium payment to IDS Life of New York's home office. You will need to provide medical and other evidence that the person you propose to insure (yourself or someone else) is insurable according to our underwriting rules before we can accept your application. (p. 13)

RIGHT TO EXAMINE POLICY: You may return your policy for any reason and receive a full refund of your premiums by mailing us the policy and a written request for cancellation within a specified period. (p. 14)

PREMIUMS: In applying for your policy, you state how much you intend to pay and whether you will pay quarterly, semiannually or annually. You may also make additional, unscheduled premium payments subject to certain limits. We may refuse premiums in order to comply with the Code. (p. 14)

DEATH BENEFIT GUARANTEE (DBG): A feature of the policy guaranteeing the policy will remain in force until the insured's attained insurance age 65 (or 5 policy years, if later). The feature is in effect if you meet certain premium requirements. (p. 15)

GRACE PERIOD: If the cash surrender value of your policy becomes less than the amount needed to pay the monthly deduction and the DBG is not in effect, you will have 61 days to pay a premium that raises the cash surrender value to an amount sufficient to pay the monthly deduction. If you don't, the policy will lapse. (p. 15)

REINSTATEMENT: If your policy lapses, it can be reinstated within five years. The reinstatement is subject to certain conditions including evidence of insurability satisfactory to IDS Life of New York and the payment of a sufficient premium. The DBG cannot be reinstated. (p. 16)

LOADS, FEES AND CHARGES: You pay the following charges either directly (such as deductions from your premium payments or from your policy value), or indirectly (as deductions from the underlying funds.) These changes primarily compensate IDS Life of New York for administering and distributing the policy as well as paying policy benefits and assuming related risks.

- PREMIUM EXPENSE CHARGE -- 2.5% sales charge and 1% premium tax charge for a total of 3.5% of each premium payment. This charge pays some distribution expenses and state and local premium taxes. (p. 16)

- MONTHLY DEDUCTION -- charged against the value of your policy each month, covering the cost of insurance, cost of issuing the policy, certain administrative expenses, a death benefit guarantee charge and optional insurance benefits. (p. 17)

- SURRENDER CHARGE -- applies if you surrender your policy for its full cash surrender value, or the policy lapses, during the first 10 years and for 10 years after requesting an increase in the specified amount. We base it on the initial specified amount and on any increase in the specified amount. (p. 18)

--------------------------------------------------------------------------------

                                                     PROSPECTUS -- MAY 1, 2000 3

- PARTIAL SURRENDER FEE -- applies if you surrender part of the value of your policy; equals $25 or 2% of the amount surrendered, whichever is less. (p. 22)

- MORTALITY AND EXPENSE RISK CHARGE -- applies only to the subaccounts; equals, on an annual basis, 0.9% of the average daily net asset value of the subaccounts. (p. 22)

- TRANSACTION CHARGE -- applies only to subaccounts that invest in the unit investment trust which is part of The Shearson Lehman Brothers Fund of Stripped ("Zero Coupon") U.S. Treasury Securities Fund, Series A ("trust"); equals, on an annual basis, 0.25% of their average daily net asset value. (p. 22)

- FUND EXPENSES -- applies only to the underlying funds and consists of investment management fees, taxes, brokerage commissions and nonadvisory expenses. (p. 23)

DEATH BENEFITS: Your policy's death benefit can never be less than the specified amount in your policy application, unless you change that amount or your policy has outstanding indebtedness. The relationship between the policy value and the death benefit depends on which of two options you choose:

- OPTION 1 LEVEL AMOUNT: The death benefit is the greater of the specified amount or a percentage of policy value.

- OPTION 2 VARIABLE AMOUNT: The death benefit is the greater of the specified amount plus the policy value, or a percentage of policy value.

You may change the death benefit option or specified amount within certain limits; doing so generally will affect policy charges. (p. 27)

TRANSFERS BETWEEN THE FIXED ACCOUNT AND SUBACCOUNTS: You may, at no charge, transfer policy value from one subaccount to another or between subaccounts and the fixed account. (Certain restrictions apply to transfers involving the fixed account.) You can request up to five transfers per year by phone or mail. You can also arrange for automated transfers on a monthly, quarterly, semiannual or annual basis. (p. 31)

POLICY LOANS: You may borrow against your policy's cash surrender value. A policy loan, even if repaid, can have a permanent effect on the death benefit and policy value. A loan also may have tax consequences if your policy lapses or you surrender it. (p. 34)

POLICY SURRENDERS: You may cancel the policy while it is in force and receive its cash surrender value. The cash surrender value is the policy value minus indebtedness, minus any applicable surrender charges. (p. 35)

EXCHANGE RIGHT: For two years after the policy is issued, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need do is transfer all of the policy value in the subaccounts to the fixed account. (p. 36)

PAYMENT OF POLICY PROCEEDS: We will pay policy proceeds when you surrender the policy, the insured dies or the policy matures. You or the beneficiary may choose whether you want us to make a lump sum payment or payments under one or more of certain options. (p. 37)

FEDERAL TAXES: The death benefit is not considered part of the beneficiary's income and thus is not subject to federal income taxes. Part or all of any proceeds you receive through full or partial surrender, maturity, lapse, policy loan or assignment of policy value may be subject to federal income tax as ordinary income. Proceeds other than death benefits from certain policies, classified as "modified endowments," are taxed differently from proceeds of conventional life insurance contracts and also may be subject to an additional 10% IRS penalty tax if you are younger than 59 1/2. A policy is considered to be a modified endowment if it was applied for or materially changed after June 21, 1988, and premiums paid in the early years exceed certain modified endowment limits. (p. 39)

--------------------------------------------------------------------------------

4      VARIABLE UNIVERSAL LIFE POLICY -- NEW YORK

KEY TERMS

THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR POLICY

ACCUMULATION UNIT: An accounting unit used to calculate the policy value of the subaccounts prior to the insured's death.

ATTAINED INSURANCE AGE: The insured's insurance age plus the number of policy anniversaries since the policy date. Attained insurance age changes only on a policy anniversary.

CASH SURRENDER VALUE: Proceeds received if you surrender the policy in full or the policy matures. The cash surrender value equals the policy value minus any indebtedness and any applicable surrender charges.

CLOSE OF BUSINESS: Closing time of the New York Stock Exchange, normally 4 p.m., Eastern time.

CODE: The Internal Revenue Code of 1986, as amended.

DEATH BENEFIT GUARANTEE (DBG): A feature of the policy guaranteeing that the policy will not lapse before the insured's attained insurance age 65 (or five policy years, if later). The guarantee is in effect if you meet certain premium payment requirements.

FIXED ACCOUNT: The general investment account of IDS Life of New York. The fixed account is made up of all of IDS Life of New York's assets other than those held in any separate account.

FIXED ACCOUNT VALUE: The portion of the policy value you allocate to the fixed account, including indebtedness.

FUNDS: Mutual funds or portfolios, each with a different investment objective. See ("The funds.") Each of the subaccounts of the variable account invests in a specific one of these funds.

IDS LIFE OF NEW YORK: In this prospectus, "we," "us," "our" and "IDS Life of New York" refer to IDS Life Insurance Company of New York.

INDEBTEDNESS: All existing loans on the policy plus interest that has either been accrued or added to the policy loan.

INSURANCE AGE: The age of the insured, based upon his or her nearest birthday on the date of the application.

INSURED: The person whose life is insured by the policy.

MATURITY DATE: The insured's attained insurance age 100, if living.

MINIMUM MONTHLY PREMIUM: We show the premium required to keep the DBG in effect. We show the minimum monthly premium in your policy.

MONTHLY DATE: The same day each month as the policy date. If there is no monthly date in a calendar month, the monthly date is the first day of the next calendar month.

NET AMOUNT AT RISK: A portion of the death benefit, equal to the total current death benefit minus the policy value. This is the amount to which we apply cost of insurance rates in determining the monthly cost of insurance.

NET PREMIUM: The premium paid minus the premium expense charge.

--------------------------------------------------------------------------------

                                                     PROSPECTUS -- MAY 1, 2000 5

OWNER: The entity to which, or individual(s) to whom we issue the policy or to whom you subsequently transfer ownership. In the prospectus "you" and "your" refer to the owner.

POLICY ANNIVERSARY: The same day and month as the policy date each year the policy remains in force.

POLICY DATE: The date we issue the policy and from which we determine policy anniversaries, policy years and policy months.

POLICY VALUE: The sum of the fixed account value plus the variable account value.

PROCEEDS: The amount payable under the policy as follows:

- Upon death of the insured prior to the insured's attained insurance age 100, proceeds will be the death benefit in effect as of the date of the insured's death, minus any indebtedness.

- On the maturity date, proceeds will be the cash surrender value.

- On surrender of the policy prior to the maturity date, the proceeds will be the cash surrender value.

RATE CLASSIFICATION: A group of insureds that IDS Life of New York expects will have similar mortality experience.

SCHEDULED PREMIUM: A premium you select at the time of application, of a level amount, at a fixed interval of time.

SPECIFIED AMOUNT: An amount we use to determine the death benefit and the proceeds payable upon death of the insured. We show the initial specified amount in your policy.

SUBACCOUNT(S): One or more of the investment divisions of the variable account, each of which invests in a particular fund or trust.

SURRENDER CHARGE: A charge we assess against the policy value at the time of surrender, or if the policy lapses during the first 10 years of the policy and for 10 years after an increase in coverage.

TRUST: A unit investment trust, which is part of The Shearson Lehman Brothers Fund of Stripped ("Zero Coupon") U.S. Treasury Securities Fund, Series A. One subaccount of the variable account invests in the trust, which contains certain debt obligations of the United States.

VALUATION DATE: A normal business day, Monday through Friday, on which the New York Stock Exchange is open. We set the value of each subaccount at the close of business on each valuation date.

VALUATION PERIOD: The interval commencing at the close of business on each valuation date and ending at the close of business on the next valuation date.

VARIABLE ACCOUNT: IDS Life of New York Account 8 is a separate account of
IDS Life of New York. Each subaccount invests in a particular fund or unit investment trust. The policy value in each subaccount depends on the performance of the particular fund or trust.

VARIABLE ACCOUNT VALUE: The sum of the values that you allocate to the subaccounts of the variable account.

--------------------------------------------------------------------------------

6      VARIABLE UNIVERSAL LIFE POLICY -- NEW YORK

THE VARIABLE ACCOUNT

We established the variable account on Sept. 12, 1985, under New York law. It is registered as a single unit investment trust under the Investment Company Act of 1940. The variable account consists of a number of subaccounts, each of which invests in shares of a particular fund, and the trust. This registration does not involve any SEC supervision of the accounts management or investment practices or policies.

The variable account meets the definition of a separate account under federal securities laws. Income, capital gains or capital losses of each subaccount are credited to or charged against the assets of that subaccount alone. State insurance law provides that we will not charge a variable subaccount with liabilities of any other subaccount or of any other business conducted by IDS Life of New York. Other variable life insurance policies that are not described in this prospectus also invest in subaccounts of the variable account. At all times, IDS Life of New York will maintain assets in the subaccounts with total market value at least equal to the reserves and other liabilities required to cover insurance benefits under all contracts participating in the subaccount.

The U.S. Treasury and the IRS indicated they may provide additional guidance on investment control. This concerns how many subaccounts an insurance company may offer and how many exchanges among subaccounts it may allow before the owner would be currently taxed on income earned within subaccount assets. We do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the policy, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

--------------------------------------------------------------------------------

                                                     PROSPECTUS -- MAY 1, 2000 7

THE FUNDS

You can direct your premiums to any or all of the subaccounts of the variable account that invest in shares of the following funds:

SUBACCOUNT       INVESTING IN               INVESTMENT OBJECTIVES AND POLICIES                INVESTMENT ADVISOR OR MANAGER
 Equity          IDS Life Series Fund -     Objective: capital appreciation. Invests          IDS Life Insurance Company (IDS
                 Equity Portfolio           primarily in common stocks and other securities   Life), investment manager,
                                            convertible into common stock.                    American Express Financial
                                                                                              Corporation (AEFC) investment
                                                                                              advisor
 Government      IDS Life Series Fund -     Objective: to provide a high current return and   IDS Life, investment manager; AEFC
 Securities      Government Securities      safety of principal. Invests primarily in debt    investment advisor
                 Portfolio                  obligations issued or guaranteed as to principal
                                            and interest by the U.S. government, its
                                            agencies and instrumentalities.
 Income          IDS Life Series Fund -     Objective: to maximize current income while       IDS Life, investment manager; AEFC
                 Income Portfolio           attempting to conserve the value of the           investment advisor
                                            investment and to continue the high level of
                                            income for the longest period of time. At least
                                            50% of net assets normally will be invested in
                                            high-quality, lower-risk corporate bonds,
                                            unrated corporate bonds believed to have the
                                            same investment qualities and government bonds.
                                            Other investments may include lower-rated
                                            corporate bonds, bonds and common stocks sold
                                            together as a unit, preferred stock and foreign
                                            securities.
 International   IDS Life Series Fund -     Objective: capital appreciation. Invests          IDS Life, investment manager; AEFC
 Equity          International Equity       primarily in common stocks of foreign issuers     investment advisor
                 Portfolio                  and foreign securities convertible into common
                                            stock. Other investments may include certain
                                            international bonds if the portfolio manager
                                            believes they have greater potential for capital
                                            appreciation than equities.
 Managed         IDS Life Series Fund -     Objective: to maximize total investment return    IDS Life, investment manager; AEFC
                 Managed Portfolio          through a combination of capital appreciation     investment advisor
                                            and current income. If the investment manager
                                            believes the stock market will be moving higher,
                                            it can emphasize stocks that offer potential for
                                            appreciation. At other times, the manager may
                                            increase the portfolio's holdings in bonds and
                                            money-market securities providing high current
                                            income.
 Money Market    IDS Life Series Fund -     Objective: to provide maximum current income      IDS Life, investment manager; AEFC
                 Money Market Portfolio     consistent with liquidity and conservation of     investment advisor
                                            capital. Invests in relatively short-term money
                                            market securities, such as marketable debt
                                            securities issued or guaranteed as to principal
                                            and interest by the U.S. government or its
                                            agencies or instrumentalities, bank certificates
                                            of deposit, bankers' acceptances, letters of
                                            credit and high-grade commercial paper.
 YGI             AIM V.I. Growth and        Objective: growth of capital, with a secondary    AIM Advisors Inc.
                 Income Fund                objective of current income.
 YNO             Putnam VT New              Objective: seeks long term capital appreciation   Putnam Investment Management, Inc.
                 Opportunities Fund -       by investing principally in common stocks of
                 Class IA Shares            companies in sectors of the economy which Putnam
                                            Management, believes possesses above-average
                                            long-term growth potential.

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8      VARIABLE UNIVERSAL LIFE POLICY -- NEW YORK

FUND OBJECTIVES
The investment objectives and policies of some of the funds may be similar to the investment objectives and policies of other mutual funds that the investment advisor or its affiliates manage. Although the objectives and policies may be similar, each fund will have its own portfolio holdings and its own fees and expenses. Accordingly, each fund will have its own investment results, and those may differ significantly from other funds with similar investment objectives and policies.

The investment managers and advisors cannot guarantee that the funds will meet their investment objectives. Please read the fund prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

All funds are available to serve as the underlying investments for variable life insurance policies. Some funds also are available to serve as investment options for variable annuities and tax-deferred retirement plans. It is possible that in the future, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously.

Although the insurance company and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of the appropriate funds will monitor events in order to identify any material conflicts between annuity owners, life insurance policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the fund prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts.

DIVERSIFICATION: The Internal Revenue Service (IRS) has issued final regulations relating to the diversification requirements under Section 817(h) of The Code. Each fund intends to comply with these requirements.

RELATIONSHIP BETWEEN FUNDS AND SUBACCOUNTS
Each subaccount buys shares of the appropriate fund at net asset value without a sales charge. Dividends and capital gain distributions from a fund are reinvested at net asset value without a sales charge and held by the subaccount as an asset. Each subaccount redeems fund shares without a charge to the extent necessary to make death benefit or other payments under the policy.

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                                                     PROSPECTUS -- MAY 1, 2000 9

RATES OF RETURN OF THE FUNDS AND SUBACCOUNTS

This section presents rates of return first for the funds, and then for the corresponding subaccounts. Rates of return are different in the two cases because those of the subaccounts reflect additional charges. All expenses mentioned in the section are explained fully under "Loads, fees and charges".

RATES OF RETURN OF THE FUNDS: In the following table are average annual rates of return based on the actual investment performance of the funds after deduction of applicable fund expenses (including the investment management fees) for the periods indicated assuming reinvestment of dividends and capital gains. These rates do not reflect charges that apply to the subaccounts or the policy and therefore do not illustrate how actual investment performance will affect policy benefits. If these charges were reflected, the illustrated rates of return would have been lower. Past performance does not guarantee future results.

PERIOD ENDING 12/31/99
                                                                                   10 YEARS OR
FUND                                1 YEAR         3 YEARS         5 YEARS      SINCE COMMENCEMENT
 IDS LIFE SERIES FUND, INC.
 Equity Portfolio (Beta
   1.31)(1) (1/86)(2)                   80.89%          33.69%          31.72%            22.62%
 Government Securities
   Portfolio (1/86)(2)                  (1.97)           4.89            6.69              6.87
 Income Portfolio (1/86)(2)               .44            4.61            7.48              7.78
 International Equity
   Portfolio (10/94)(2)                 37.04           20.93           25.00             23.69
 Managed Portfolio (Beta
   0.73)(1) (1/86)(2)                   24.62           18.91           18.05             15.89
 Money Market Portfolio
   (1/86)(2)                             4.72            4.96            5.01              4.82
 AIM VARIABLE INSURANCE FUNDS, INC.
 AIM V.I. Growth and Income
   Fund (5/94)(2)                       34.25              --           28.18             24.49
 PUTNAM VARIABLE TRUST
 Putnam VT New Opportunities
   Fund - Class IA Shares
   (5/94)(2)                            69.35              --           32.89             30.36

(1) Beta is a volatility measure based on calculations of the fund's monthly returns compared to the S&P 500 Index. A beta less than 1 indicates performance that is less volatile than the market; a beta more than 1 indicates performance that is more volatile than the market.
(2) (Commencement date of the fund.)

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10      VARIABLE UNIVERSAL LIFE POLICY -- NEW YORK

RATES OF RETURN OF SUBACCOUNTS: Average annual rates of return in the following table reflect all charges incurred by the portfolios and charges against the subaccounts (including the mortality and expense risk charge). The rates do not reflect the premium expense charge, surrender charge or monthly deduction. If these charges were reflected, the illustrated rates of return would have been lower.

Performance information for the Subaccounts may appear from time to time in advertisements or sales literature. We show actual performance from the date the subaccounts began investing in the funds. Although we base performance figures on historical earnings, past performance does not guarantee future results.

PERIOD ENDING 12/31/99
                                                         SINCE COMMENCEMENT OF THE SUBACCOUNTS
                                                                                              10 YEARS OR
  SUBACCOUNT    INVESTING IN                   1 YEAR         3 YEARS         5 YEARS      SINCE COMMENCEMENT
 IDS LIFE SERIES FUND, INC.
 Equity         Equity Portfolio
                (8/87)(1)                          79.28%          32.50%          30.54%            21.52%
 Government     Government Securities
   Securities   Portfolio (8/87)(1)                (2.85)           3.95            5.73              5.90
 Income         Income Portfolio
                (8/87)(1)                          (0.47)           3.66            6.51              6.81
 International  International Equity
   Equity       Portfolio (10/94)(1)               35.82           19.85           23.88             22.58
 Managed        Managed Portfolio
                (8/87)(1)                          23.50           17.85           16.98             14.77
 Money Market   Money Market Portfolio
                (8/87)(1)
                (5.54% - Simple, 5.70% -
                Compound)(2)                        3.77            4.01            4.08              3.89
 AIM VARIABLE INSURANCE FUNDS, INC.
 YGI            AIM V.I. Growth and
                Income Fund (11/96)(1, 3)          33.05              --           27.16             23.37
 PUTNAM VARIABLE TRUST
 YNO            Putnam VT New
                Opportunities Fund -
                Class IA Shares
                (11/96)(1, 3)                      67.84              --           31.71             29.16

(1) (Commencement date of the subaccount)
(2) The 7-day yield, shown here in parenthesis, more closely reflects the current earnings of the fund than the total return quotation.
(3) Performance is since commencement date of the funds (5/94) as if the policy had invested in the fund at that time.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 11

THE TRUST

You can direct your premiums to one subaccount that invests in The Shearson Lehman Brothers Fund of Stripped ("Zero Coupon") U.S. Treasury Securities Fund, Series A, a unit investment trust ("trust"). This trust matures in 2004.

The objective of the trust is to provide safety of capital and income through investment in a fixed portfolio consisting primarily of zero coupon securities.

Zero coupon securities are:

- bearer obligations issued by the United States Government stripped of their unmatured interest coupons;

- coupons stripped from United States debt obligations; and

- receipts and certificates for these stripped debt obligations and coupons.

Zero coupon securities are issued and sold at a deep discount from their face value. If they are held to maturity, they return full face value. Before maturity, the market prices of zero coupon securities generally are more volatile than the market prices of conventional, interest-bearing securities.

TRUST MATURITY
On the maturity date of the trust, the policy value allocated to the subaccount that invests in the trust will automatically be reallocated to the Money Market subaccount, which invests in the Money Market Portfolio, unless you give us other directions in writing at least seven days before the maturity date. We will notify you in writing 30 days before the trust matures.

ROLES OF SALOMON SMITH BARNEY INC. AND IDS LIFE OF NEW YORK
Salomon Smith Barney sponsors the trust and sells units to the subaccounts. Because the trust invests in a specified portfolio, there is no investment manager.

The price of the trust's units includes a transaction charge that IDS Life of New York pays directly to Salomon Smith Barney out of our general account assets. This charge is limited by agreement between IDS Life of New York and Salomon Smith Barney and will not be greater than that ordinarily paid by a dealer for similar securities. We will seek reimbursement for the amounts paid through a daily asset charge, described under "Loads, fees and charges."

IDS Life of New York and Salomon Smith Barney reserve the right to discontinue the sale of new units of a trust and to create additional trusts in the future.

You can find more detailed information may be found in the current prospectus for The Shearson Lehman Brothers Fund of Stripped ("Zero Coupon") U.S. Treasury Securities Fund, Series A.

--------------------------------------------------------------------------------

12      VARIABLE UNIVERSAL LIFE POLICY -- NEW YORK

THE FIXED ACCOUNT

You can allocate premiums to the fixed account or transfer policy value from the subaccounts to the fixed account (with certain restrictions, explained in "Transfers between the fixed account and subaccounts").

The fixed account is the general investment account of IDS Life of New York. It includes all assets owned by IDS Life of New York other than those in the variable account and other separate accounts. Subject to applicable law, IDS Life of New York has sole discretion to decide how assets of the fixed account will be invested.

Placing policy value in the fixed account does not entitle you to share in the fixed account's investment experience, nor does it expose you to the account's investment risk. Instead, IDS Life of New York guarantees that the policy value you place in the fixed account will accrue interest at an effective annual rate of at least 4.5%, independent of the actual investment experience of the account. IDS Life of New York bears the full investment risk for amounts allocated to the fixed account. IDS Life of New York is not obligated to credit interest at any rate higher than 4.5%, although we may do so at our sole discretion. Rates higher than 4.5% may change from time to time, at the discretion of IDS Life of New York, and will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these policies, the rates currently in effect for new and existing IDS Life of New York policies, product design, competition and IDS Life of New York's revenues and expenses.

We will not credit interest in excess of 4.5% on any portion of the policy value in the fixed account against which you have a policy loan outstanding.

Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the fixed account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests in it are subject to the provisions of these Acts, and the staff of the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. Disclosures regarding the fixed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

PURCHASING YOUR POLICY

APPLICATION
To apply for coverage, complete an application and send it with your premium payment to IDS Life of New York's home office. In your application, you:

- select a specified amount of insurance;

- select a death benefit option;

- designate a beneficiary; and

- state how premiums are to be allocated among the fixed account and/or the subaccounts.

INSURABILITY: Before issuing your policy, we require satisfactory evidence of the insurability of the person whose life you propose to insure (yourself or someone else). Our underwriting department will review your application and any medical information or other data required to determine whether the proposed individual is insurable under our underwriting rules. We may decline your application if we determine the individual is not insurable and we will return any premium you have paid.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 13

AGE LIMIT: IDS Life of New York generally will not issue a policy to persons over the insurance age of 75. We may, however, do so at its sole discretion.

RATE CLASSIFICATION: The rate classification is based on the insured's health, occupation or other relevant underwriting standards. This classification will affect your monthly deduction and may affect the cost of certain optional insurance benefits. (See "Loads, fees and charges" and "Optional insurance benefits.")

OTHER CONDITIONS: In addition to proving insurability, you and the insured must also meet certain conditions, stated in the application form, before coverage will become effective and your policy will be delivered to you.

INCONTESTABILITY: IDS Life of New York will have two years from the effective date of your policy to contest the truth of statements or representations in your application. After the policy has been in force during the insured's lifetime for two years from the policy date, we cannot contest the policy.

DEATH OF THE INSURED: If the insured dies before the policy is issued and:

- if all conditions stated in the application have not been met, IDS Life of New York's sole liability will be to return the premium paid plus any interest earned.

- if all conditions stated in the application have been met, IDS Life of New York's liability will be the lesser of the death benefit applied for or $150,000.

RIGHT TO EXAMINE POLICY
You may return your policy for any reason and receive a full refund of all premiums paid. To do so, you must mail or deliver the policy to IDS Life of New York's home office or your financial advisor with a written request for cancellation, by the latest of:

- the 10th day after you receive it;

- the 10th day after IDS Life of New York mails or personally delivers a written notice of withdrawal right; or

- the 45th day after you sign your application.

On the date your request is postmarked or received, the policy will immediately be considered void from the start.

PREMIUMS

PAYMENT OF PREMIUMS: In applying for your policy, you decide how much you intend to pay and how often you will make payments. During the first several policy years, until the policy value is sufficient to cover the surrender charge, IDS Life of New York requires that you pay premiums sufficient to keep the DBG in effect in order to keep the policy in force.

You may schedule payments annually, semiannually or quarterly. (IDS Life of New York must approve payment at any other interval.) We show this premium schedule in your policy.

The scheduled premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip scheduled premium payments at any time if your cash surrender value is sufficient to pay the monthly deduction or if the DBG will remain in effect.

You may also change the amount and frequency of scheduled premium payments by written request. IDS Life of New York reserves the right to limit the amount of such changes. Any change in the premium amount is subject to applicable tax laws and regulations.

--------------------------------------------------------------------------------

14      VARIABLE UNIVERSAL LIFE POLICY -- NEW YORK

Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the policy value, cash surrender value and length of time your policy will remain in force, as well as affect whether the DBG remains in effect.

PREMIUM LIMITATIONS: You may make unscheduled premium payments at any time and in any amount of at least $25. IDS Life of New York reserves the right to limit the number and amount of unscheduled premium payments.

Also, in order to receive favorable tax treatment under the Code, premiums paid during the life of the policy must not exceed certain limitations. To comply with the Code, we can either refuse excess premiums as they are paid or refund excess premiums with interest no later than 60 days after the end of the policy year in which they were paid.

ALLOCATION OF PREMIUMS: Until the policy date, we hold all premiums in the fixed account and we credit interest on the net premiums (gross premiums minus premium expense charge) at the current fixed account rate. As of the policy date, we will allocate the net premiums plus accrued interest to the account(s) you have selected in your application. At that time, we will begin to assess the various loads, fees, charges and expenses.

We convert any amount that you allocate to a subaccount into accumulation units of that subaccount, as explained under "Policy value." Similarly, when you transfer value between subaccounts, we convert accumulation units in one subaccount into a cash value, which we then convert into accumulation units of the second subaccount.

Your ability to allocate policy value to the trust may be limited by the availability of trust units.

KEEPING THE POLICY IN FORCE

DEATH BENEFIT GUARANTEE
The DBG provides that your policy will remain in force until insured's age 65 (or five policy years if later) even in the cash surrender value is insufficient to pay the monthly deductions. The DBG will stay in effect as long as:

- the sum of premiums paid; minus

- partial surrenders; minus

- any outstanding indebtedness; equals or exceeds

- the minimum monthly premiums; times

- the number of months since policy date (including the current month)

If, on a monthly date, you have not paid enough premiums to keep the death benefit guarantee in effect, we will mail a notice to your last known address, asking you to pay a premium sufficient to bring your total up to the required minimum. If you do not pay this amount within 61 days, your policy will lapse (terminate) if the cash surrender value is less than the amount needed to pay the monthly deduction. Although the policy can be reinstated as explained below, the death benefit guarantee cannot be reinstated.

GRACE PERIOD
If on a monthly date the cash surrender value of your policy is less than the amount needed to pay the next monthly deduction and the DBG is not in effect, you will have 61 days to pay the required premium amount. If you do not pay the required premium, the policy will lapse.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 15

IDS Life of New York will mail a notice to your last known address, requesting payment of a premium that will raise the cash surrender value to an amount sufficient to cover the next three monthly deductions. If we receive this premium before the end of the 61-day grace period, we will use the payment to cover all monthly deductions and any other charges then due. We will add any balance to the policy value and allocate it in the same manner as other premium payments.

If a policy lapses with outstanding indebtedness, any excess of the outstanding indebtedness over the premium paid will generally be taxable to the owner. (See "Federal taxes.") If the insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit.

REINSTATEMENT
Your policy may be reinstated within five years after it lapses, unless you surrender it for cash. To reinstate, IDS Life of New York will require:

- a written request;

- evidence satisfactory to IDS Life of New York that the insured remains insurable;

- payment of a premium that will keep the policy in force for at least three months;

- payment of the monthly deductions that were not collected during the grace period; and

- payment or reinstatement of any indebtedness.

The effective date of a reinstated policy will be the monthly date on or next following the day IDS Life of New York accepts your application for reinstatement. The suicide period (see "Death benefits") will apply from the effective date for reinstatement. Surrender charges will also be reinstated.

IDS Life of New York will have two years from the effective date of reinstatement to contest the truth of statements or representations in the reinstatement application.

LOADS, FEES AND CHARGES

Policy charges compensate IDS Life of New York for:

- providing the insurance benefits of the policy;

- issuing the policy;

- administering the policy;

- assuming certain risks in connection with the policy; and

- distributing the policy.

We deduct some of these charges from your premium payments. We deduct others periodically from your policy value in the fixed and/or subaccounts. We may also assess a charge if you surrender your policy or the policy lapses.

PREMIUM EXPENSE CHARGE
We deduct this charge from each premium payment. The amount remaining after the deduction, called the net premium, is credited to the account(s) you have selected. The premium expense charge has two parts:

SALES CHARGE: 2.5% of each premium payment. Partially compensates IDS Life of New York for expenses in distributing the policy, including agents' commissions, advertising and printing of prospectuses and sales literature. (The contingent deferred sales charge, discussed under "Surrender charge," below also may partially compensate those expenses.)

--------------------------------------------------------------------------------

16      VARIABLE UNIVERSAL LIFE POLICY -- NEW YORK

PREMIUM TAX CHARGE: 1% of each premium payment. Compensates IDS Life of New York for paying taxes imposed by the state of New York on premiums received by insurance companies.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 17

MONTHLY DEDUCTION
On each monthly date we deduct from the value of your policy in the fixed and/or subaccounts an amount equal to the sum of:

1. the cost of insurance for the policy month;

2. the policy fee shown in your policy;

3. the death benefit guarantee charge shown in your policy; and

4. charges for any optional insurance benefits provided by rider for the policy month.

We explain each of the four components below.

You specify, in your policy application, what percentage of the monthly deduction from 0% to 100% will be taken from the fixed account and from each of the subaccounts. You may change these percentages for future monthly deductions by written request.

We will take monthly deductions from the fixed account and the subaccounts on a pro rata basis if:

- you do not specify the accounts from which the monthly deduction is to be taken; or

- the value in the fixed account or any subaccount is insufficient to pay the portion of the monthly deduction you have specified.

If the cash surrender value of your policy is not enough to cover the monthly deduction on a monthly anniversary, the policy may lapse. However, the policy will not lapse if the DBG is in effect. (See "Death benefit guarantee"; also "Grace period" and "Reinstatement" at the end of this section on policy costs.)

COMPONENTS OF THE MONTHLY DEDUCTION:

1. COST OF INSURANCE: primarily, the cost of providing the death benefit under your policy, which depends on:

- the amount of the death benefit;

- the policy value; and

- the statistical risk that the insured will die in a given period.

The cost of insurance for a policy month is calculated as:

                             [a  X  (b - c)]  +  d

where:

(a) IS THE MONTHLY COST OF INSURANCE RATE, which reflects the insured's statistical mortality risk, based on his or her sex, attained insurance age (age at last policy anniversary) and rate classification. Generally, the cost of insurance rate will increase as the insured's attained insurance age increases.

We set the rates based on our expectations as to future mortality experience. We may change the rates from time to time; any change will apply to all individuals of the same rate classification. However, rates will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates shown in your policy, which are based on the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables, Age Nearest Birthday.

Policies purchased on or after May 1, 1991 with an initial specified amount of $350,000 or greater qualify for lower cost of insurance rates than policies purchased with a specified amount less than $350,000. In addition, all policies purchased on or after May 1, 1993 and before November 20, 1997 qualify for lower cost of insurance rates than policies purchased earlier. Cost of insurance rates that are modified to reflect IDS Life of New York and industry-wide changes in mortality experience apply to all policies purchased on or after November 20, 1997.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 17

(b) IS THE DEATH BENEFIT on the monthly date divided by 1.0036748 (which reduces IDS Life of New York's net amount at risk, solely for computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4.5%);

(c) IS THE POLICY VALUE on the monthly date. At this point, the policy value has been reduced by the policy fee, death benefit guarantee charge and any charges for optional riders;

(d) IS ANY FLAT EXTRA INSURANCE CHARGES we assess as a result of special underwriting considerations.

2. POLICY FEE: $5 per month. This charge reimburses IDS Life of New York for expenses of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records; and of administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners.

3. DEATH BENEFIT GUARANTEE CHARGE: 1 cent per $1,000 of the current specified amount and 1 cent per $1,000 of coverage under any other insured rider. This charge compensates IDS Life of New York for the risk assumed in providing the DBG. The charge is included in the monthly deduction in the first five policy years or until the insured's attained insurance age 65, whichever is later. The charge will not be deducted if the DBG is no longer in effect. For any policy month in which the monthly deduction is paid by a waiver of monthly deduction rider, the minimum monthly premium will be zero. (See "Death benefit guarantee," later in this section for an explanation of the minimum monthly premium and "Other insured rider," under "Optional insurance benefits.")

4. OPTIONAL INSURANCE BENEFIT CHARGES: charges for any optional benefits added to the policy by rider. See "Optional insurance benefits".

SURRENDER CHARGE
If you surrender your policy or the policy lapses during the first 10 policy years and in the 10 years following an increase in specified amount, we will assess a surrender charge. The surrender charge is the sum of two parts:

CONTINGENT DEFERRED ISSUE AND ADMINISTRATIVE EXPENSE CHARGE: Reimburses IDS Life of New York for costs of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records. For the initial specified amount, this charge is $4 per thousand dollars of initial specified amount. It remains level during the first five policy years and then decreases monthly until it is zero at the end of 10 policy years. If you increase the specified amount of the policy, an additional charge will apply. The additional charge will be $4 per thousand dollars of increase in specified amount. It remains level during the first five years following the effective date of the increase and then decreases monthly until it is zero at the end of the 10th year following the increase.

CONTINGENT DEFERRED SALES CHARGE: Partially compensates IDS Life of New York for expenses of distributing the policy, including financial advisors' commissions, advertising and printing the prospectus and sales literature. For the initial specified amount, this charge is the sum of 27.5% of premium payments up to a maximum premium amount shown in the policy plus 6.5% of all other premium payments. The maximum premium amount shown in the policy will be based on the insured's insurance age, sex, rate classification and initial specified amount. It is calculated according to a formula contained in an SEC rule. If you increase the specified amount of the policy, an additional charge will apply. The additional charge will be 6.5% of all premium payments attributable to the increase. Premiums attributable to the increase are calculated as

                                 a  X  (b + c)

where:

(a) IS THE AMOUNT OF THE INCREASE in the specified amount divided by the total specified amount after the increase;

--------------------------------------------------------------------------------

18      VARIABLE UNIVERSAL LIFE POLICY -- NEW YORK

(b)  IS THE POLICY VALUE on the date of the increase; and

(c)  IS ALL PREMIUM PAYMENTS paid on or after the date of the increase.

MAXIMUM SURRENDER CHARGE: The total surrender charge is subject to an overall upper limit or "maximum surrender charge." We will show the "maximum surrender charge" for the initial specified amount in the policy. It is based on the insured's insurance age, sex, rate classification and initial specified amount. The "maximum surrender charge" for the initial specified amount will remain level during the first five policy years and then decrease monthly until it is zero at the end of 10 policy years. If the specified amount is increased, an "additional maximum surrender charge" will apply. We will show the "additional maximum surrender charge" in a revised policy. It will be based on the insured's attained insurance age, sex, rate classification and the amount of the increase. The "additional maximum surrender charge" will remain level during the first five years following the effective date of the increase and then decrease monthly until it is zero at the end of the 10th year following the increase.

If premium payments are equal to or somewhat higher than the premiums needed to keep the DBG in effect, for several years the surrender charge will generally be the charge described in the "Contingent deferred issue and administrative expense charge" and "Contingent deferred sales charge" sections above. After that, the "Maximum surrender charge" will generally apply. If premium payments are paid at a significantly higher level, the "Maximum surrender charge" will generally apply in all years.

The following example illustrates how we calculate the maximum surrender charge for a male, insurance age 35 qualifying for nonsmoker rates. The specified amount is assumed to be $100,000.

a. the contingent deferred sales charge is 27.5% of premium payments up to a maximum premium amounts of $985 of premium payments and 6.5% of all premium payments in excess of $985.

b. the contingent deferred issue and administrative expense charge is $4 per $1000 of specified amount or $400. This amount remains level during the first five policy years and then decreases monthly until it is zero at the end of 10 policy years.

c. the "maximum surrender charge" is $901. It remains level during the first five policy years and then decreases monthly until it is zero at the end of 10 policy years.

Assuming an annual premium payment of $900, the actual surrender charge will be the lesser of a+b or c. Here is how we calculate the actual surrender:

LAPSE OR SURRENDER AT
  BEGINNING OF YEAR        a           b           a + b           c       SURRENDER CHARGE

               1        $247.50     $400.00       $647.50       $901.00        $647.50
               2         323.85      400.00        723.85        901.00         723.85
               3         382.35      400.00        782.35        901.00         782.35
               4         440.85      400.00        840.85        901.00         840.85
               5         499.35      400.00        899.35        901.00         899.35
               6         557.85      400.00        957.85        901.00         901.00
               7         616.35      320.00        936.35        720.80         720.80
               8         674.85      240.00        914.85        540.60         540.60
               9         733.35      160.00        893.35        360.40         360.40
              10         791.85       80.00        871.85        180.20         180.20
              11         850.35        0.00        850.35          0.00           0.00

From the beginning of the year 6 to the end of year 10, the amounts shown in b and c decrease on a monthly basis.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 19

The maximum surrender charge is the rate from the table below multiplied by the number of thousands of dollars of initial specified amount.

For example, a male age 20 with a nonsmoker rate classification and an initial specified amount of $50,000 will have a maximum surrender charge of $6.61 multiplied by 50 or $330.50. As another example, a female age 75 with a standard rate classification and an initial specified amount of $5,000,000 will have a maximum surrender charge of $33.92 multiplied by 5,000 or $169,600.

               MAXIMUM SURRENDER CHARGE
   (RATE PER THOUSAND OF INITIAL SPECIFIED AMOUNT)
        STANDARD               STANDARD
  AGE     MALE                  FEMALE
    0       5.44                   5.13
    1       5.40                   5.11
    2       5.45                   5.14
    3       5.50                   5.18
    4       5.55                   5.22
    5       5.61                   5.27
    6       5.67                   5.31
    7       5.73                   5.36
    8       5.81                   5.42
    9       5.88                   5.47
   10       5.96                   5.53
   11       6.05                   5.60
   12       6.14                   5.66
   13       6.23                   5.73
   14       6.33                   5.81
   15       6.43                   5.88
   16       6.52                   5.96
   17       6.62                   6.04
   18       6.72                   6.13
   19       6.82                   6.22

       STANDARD  NONSMOKER  STANDARD  NONSMOKER
  AGE    MALE      MALE      FEMALE    FEMALE
  20      7.47       6.61      6.61       6.19
  21      7.60       6.70      6.72       6.29
  22      7.74       6.81      6.84       6.38
  23      7.89       6.92      6.97       6.48
  24      8.05       7.04      7.10       6.59
  25      8.22       7.16      7.24       6.71
  26      8.41       7.30      7.39       6.83
  27      8.61       7.45      7.54       6.95
  28      8.82       7.60      7.70       7.09
  29      9.05       7.77      7.88       7.23
  30      9.29       7.94      8.06       7.38
  31      9.55       8.13      8.25       7.54
  32      9.83       8.33      8.46       7.70
  33     10.12       8.54      8.67       7.88
  34     10.44       8.77      8.90       8.07
  35     10.77       9.01      9.14       8.26
  36     11.12       9.26      9.39       8.47
  37     11.49       9.53      9.66       8.69
  38     11.88       9.81      9.94       8.92

--------------------------------------------------------------------------------

20      VARIABLE UNIVERSAL LIFE POLICY -- NEW YORK

               MAXIMUM SURRENDER CHARGE
   (RATE PER THOUSAND OF INITIAL SPECIFIED AMOUNT)
        STANDARD   NONSMOKER   STANDARD   NONSMOKER
  AGE     MALE        MALE      FEMALE      FEMALE
   39      12.30      10.11       10.23       9.16
   40      12.74      10.42       10.54       9.42
   41      13.20      10.76       10.86       9.69
   42      13.69      11.12       11.19       9.97
   43      14.21      11.49       11.54      10.27
   44      14.75      11.89       11.91      10.58
   45      15.33      12.32       12.30      10.91
   46      15.94      12.77       12.70      11.26
   47      16.58      13.25       13.13      11.63
   48      17.26      13.75       13.58      12.02
   49      17.99      14.30       14.05      12.44
   50      18.75      14.87       14.55      12.88
   51      19.57      15.49       15.08      13.35
   52      20.44      16.15       15.64      13.84
   53      21.35      16.85       16.23      14.37
   54      22.32      17.60       16.85      14.93
   55      23.35      18.39       17.51      15.52
   56      24.43      19.24       18.20      16.15
   57      25.58      20.15       18.94      16.83
   58      26.79      21.11       19.73      17.55
   59      28.08      22.15       20.58      18.32
   60      29.46      23.26       21.49      19.16
   61      30.93      24.45       22.48      20.06
   62      32.50      25.72       23.54      21.03
   63      34.16      27.09       24.68      22.08
   64      35.92      28.55       25.90      23.20
   65      36.80      30.11       27.19      24.40
   66      36.80      31.78       28.57      25.69
   67      36.80      33.57       30.04      27.07
   68      36.80      34.87       31.63      28.56
   69      36.80      34.87       33.35      30.19
   70      36.80      34.87       33.92      31.97
   71      36.80      34.87       33.92      33.08
   72      36.80      34.87       33.92      33.08
   73      36.80      34.87       33.92      33.08
   74      36.80      34.87       33.92      33.08
   75      36.80      34.87       33.92      33.08
   76      36.80      34.87       33.92      33.08
   77      36.80      34.87       33.92      33.08
   78      36.80      34.87       33.92      33.08
   79      36.80      34.87       33.92      33.08
   80      36.80      34.87       33.92      33.08
   81      36.80      34.87       33.92      33.08
   82      36.80      34.87       33.92      33.08
   83      36.80      34.87       33.92      33.08
   84      36.80      34.87       33.92      33.08
   85      36.80      34.87       33.92      33.08

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 21

PARTIAL SURRENDER FEE
If you surrender part of the value of your policy, you will be charged $25 (or 2% of the amount surrendered, if less). This fee is guaranteed not to increase for the duration of your policy.

MORTALITY AND EXPENSE RISK CHARGE
This charge applies only to the subaccounts and not to the fixed account. It is equal, on an annual basis, to 0.9% of the daily net asset value of the subaccounts -- a level guaranteed for the life of the policy. Computed daily, the charge compensates IDS Life of New York for:

- MORTALITY RISK -- the risk that the cost of insurance charge will be insufficient to meet actual claims.

- EXPENSE RISK -- the risk that the policy fee and the contingent deferred issue and administrative expense charge (described above) may be insufficient to cover the cost of administering the policy.

Any profit from the mortality and expense risk charge would be available to IDS Life of New York for any proper corporate purpose including, among others, payment of sales and distribution expenses, which we do not expect to be covered by the sales and surrender charges discussed earlier. Any further deficit will have to be made up from IDS Life of New York's general assets.

TRANSACTION CHARGE
IDS Life of New York makes a daily charge against the assets of the subaccount that invests in the trust. This charge is intended to reimburse us for the transaction fee we pay from our general account assets to Salomon Smith Barney Inc. on the sale of the trust units to the subaccounts.

The asset charge is equivalent to an effective annual rate of 0.25% of the value of the subaccounts investing in the trust. This amount may be increased in the future but will not exceed an effective annual rate of 0.5% of the value of these subaccounts. The charge will be based on our costs (taking into account the interest we lose on the amounts paid to Salomon Smith Barney).

--------------------------------------------------------------------------------

22      VARIABLE UNIVERSAL LIFE POLICY -- NEW YORK

FUND EXPENSES
The investment managers and advisors receive fees for their services to the funds. The funds also pay taxes, brokerage commissions and nonadvisory expenses, such as custodian and trustee fees, registration fees for shares, postage, fidelity and security bond costs, legal fees and other miscellaneous fees and charges. The table below will help you understand the expenses that the funds pay.

ANNUAL OPERATING EXPENSES OF THE FUNDS
                                             MANAGEMENT  12B-1   OTHER
AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS     FEES     FEES   EXPENSES  TOTAL
 IDS Life Series Fund - Equity Portfolio         0.70%     --     0.03    0.73%(1)
 IDS Life Series Fund - Government
   Securities Portfolio
   (after expense limitation)                    0.70%     --     0.10(2) 0.80%(1)
 IDS Life Series Fund - Income Portfolio         0.70%     --     0.05    0.75%(1)
 IDS Life Series Fund - International
   Equity Portfolio                              0.95%     --     0.10    1.05%
 IDS Life Series Fund - Managed Portfolio        0.70%     --     0.04    0.74%(1)
 IDS Life Series Fund - Money Market
   Portfolio                                     0.50%     --     0.10    0.60%(1)
 AIM V.I. Growth and Income Fund                 0.61%     --     0.16    0.77%(3)
 Putnam VT New Opportunities Fund - Class
   IA Shares                                     0.54%     --     0.05    0.59%(3)

(1) Annual operating expenses for the fiscal year ended April 30, 1999.

(2) IDS Life has agreed to a voluntary limit of 0.1%, on an annual basis, of the average daily net assets of each of the IDS Life Series Fund Portfolios for other expenses like taxes and brokerage commissions and for nonadvisory expenses. If the 0.1% limitation had not been in place, these other expenses would have been 0.17% for IDS Life Series Fund-Government Securities Portfolio. IDS Life reserves the right to discontinue limiting these other expenses at 0.1%. However, its present intention is to continue the limit until the time that actual expenses are less than the limit.

(3) Figures in "Management Fees," "Other Expenses" and "Total" are based on actual expenses for the fiscal year ended Dec. 31, 1999.

IDS Life of New York has entered into certain arrangements under which it is compensated by the funds' advisors and/or distributors for the administrative services it provides to these funds.

OTHER INFORMATION ON CHARGES
IDS Life of New York may reduce or eliminate various fees and charges when we incur lower sales costs and/or perform fewer administrative services than usual. The two most common cases are:

- Policies made available by an employer to a group of employees.

- Policies purchased on or after May 1, 1991 with an initial specified amount of $350,000 or greater.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 23

POLICY VALUE

The value of your policy is the sum of values in the fixed account and each subaccount of the variable account.

FIXED ACCOUNT VALUE
The value in the fixed account on the policy date (when the policy is issued) equals:

- the portion of your initial net premium allocated to the fixed account; plus

- interest accrued before the policy date; minus

- the portion of the monthly deduction for the first policy month allocated to the fixed account.

On any later date, the value in the fixed account equals:

- the value on the previous monthly date; plus

- net premiums allocated to the fixed account since the last monthly date; plus

- any transfers to the fixed account from the subaccounts, including loan transfers, since the last monthly date; plus

- accrued interest on all of the above; minus

- any transfers from the fixed account to the subaccounts, including loan repayment transfers, since the last monthly date; minus

- any partial surrenders or partial surrender fees allocated to the fixed account since the last monthly date; minus

- interest on any transfers or partial surrenders, from the date of the transfer or surrender to the date of calculation; minus

- any portion of the monthly deduction for the coming month that is allocated to the fixed account if the date of calculation is a monthly date.

SUBACCOUNT VALUES
The value in each subaccount changes daily, depending on the investment performance of the fund or trust in which that subaccount invests and on other factors detailed below. There is no guaranteed minimum subaccount value. You as owner bear the entire investment risk.

CALCULATION OF SUBACCOUNT VALUE: The value of each subaccount on the policy date equals:

- the portion of your initial net premium allocated to the subaccount; plus

- interest accrued before the policy date; minus

- the portion of the monthly deduction for the first policy month allocated to that subaccount.

The value of each subaccount on each valuation date equals:

- the value of the subaccount on the preceding valuation date, multiplied by the net investment factor for the current valuation period (explained below); plus

- net premiums received and allocated to the subaccount during the current valuation period; plus

- any transfers to the subaccount (from the fixed account or other subaccounts, including loan repayment transfers) during the period; minus

- any transfers from the subaccount including loan transfers during the current valuation period; minus

--------------------------------------------------------------------------------

24      VARIABLE UNIVERSAL LIFE POLICY -- NEW YORK

- any partial surrenders and partial surrender fees allocated to the subaccount during the period; minus

- any portion of the monthly deduction allocated to the subaccount during the period.

The net investment factor measures the investment performance of a subaccount from one valuation period to the next. Because performance may fluctuate, the value of a subaccount may increase or decrease from day to day.

ACCUMULATION UNITS: We convert the policy value allocated to each subaccount into accumulation units. Each time you direct a premium payment or transfer policy value into one of the subaccounts, we credit a certain number of accumulation units to your policy for that subaccount. Conversely, each time you take a partial surrender or transfer value out of a subaccount, we subtract a certain number of accumulation units.

Accumulation units are the true measure of investment value in each subaccount. For subaccounts investing in the funds, they're related to, but not the same as, the net asset value of the corresponding fund. The dollar value of each accumulation unit can rise or fall daily, depending on the investment performance of the underlying fund, on any change in the value of trust units and on certain charges. Here is how unit values are calculated:

NUMBER OF UNITS: To calculate the number of units for a particular subaccount, we divide your investment (net premium or transfer amount) by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current value for each subaccount equals the last value times the current net investment factor.

NET INVESTMENT FACTOR: We determine the net investment factor at the end of each valuation period. This factor equals

                              (a DIVIDED BY b) - c

where:

(a) equals:

- net asset value per share of the fund or value of a unit of the trust; plus

- per-share amount of any dividend or capital gain distribution made by the relevant fund to the subaccount; plus

- any credit or minus any charge for reserves to cover any tax liability resulting from the investment operations of the subaccount.

(b) equals:

- net asset value per share of the fund or value of a unit of the trust at the end of the preceding valuation period; plus

- any credit or minus any charge for reserves to cover any tax liability in the preceding valuation period.

(c) is a percentage factor representing the mortality and expense risk charge and, for the subaccount investing in the trust, the transaction charge, as described in "Loads, fees and charges," above.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 25

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways; in number and in value. Here are the factors that influence those changes:

The number of accumulation units you own may fluctuate due to:

- additional purchase payments allocated to the subaccounts;

- transfers into or out of the subaccount(s);

- partial surrenders and partial surrender fees;

- surrender charges; and/or

- pro rata portions of the monthly deductions

Accumulation unit values will fluctuate due to:

- changes in underlying fund(s) net asset value or the value of the trust;

- dividends distributed to the subaccount(s);

- capital gains or losses of underlying funds;

- fund operating expenses;

- mortality and expense risk charges; and/or

- the transaction charge for the subaccount investing in the trust.

--------------------------------------------------------------------------------

26      VARIABLE UNIVERSAL LIFE POLICY -- NEW YORK

DEATH BENEFITS

When you purchase your policy, you decide on the minimum amount of protection you want for the beneficiary if the insured dies. This amount is called the specified amount. Your policy's death benefit can never be less than this amount unless you change it or unless your policy has an outstanding indebtedness.

You also choose one of two death benefit options, which determines how the policy's value will affect the amount paid to the beneficiary if the insured dies while the policy is in force:

OPTION 1 (LEVEL AMOUNT): Under this option, the policy's value is part of the specified amount. The Option 1 death benefit is the greater of:

- the specified amount on the date of the insured's death; or

- the applicable percentage of the policy value on the date of death, if death occurs on a valuation date, or on the next valuation date following the date of death. (See table below.)

APPLICABLE PERCENTAGE TABLE
   INSURED'S      APPLICABLE    INSURED'S   APPLICABLE
   ATTAINED      PERCENTAGE OF  ATTAINED   PERCENTAGE OF
   INSURANCE        POLICY      INSURANCE     POLICY
      AGE            VALUE         AGE         VALUE

  40 or younger         250%       61             128%
  41                    243        62             126
  42                    236        63             124
  43                    229        64             122
  44                    222        65             120
  45                    215        66             119
  46                    209        67             118
  47                    203        68             117
  48                    197        69             116
  49                    191        70             115
  50                    185        71             113
  51                    178        72             111
  52                    171        73             109
  53                    164        74             107
  54                    157       75-95           105
  55                    150        96             104
  56                    146        97             103
  57                    142        98             102
  58                    138        99             101
  59                    134        100            100
  60                    130

The percentage is designed to ensure that the policy meets the provisions of federal tax law which requires a minimum death benefit in relation to policy value for your policy to qualify as life insurance.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 27

OPTION 2 (VARIABLE AMOUNT): Under this option, the policy value is added to the specified amount. The Option 2 death benefit is the greater of:

- the policy value plus the specified amount; or

- the applicable percentage of policy value (from the preceding table) on the date of death, if death occurs on a valuation date, or on the next valuation date following the date of death.

EXAMPLES:                                 OPTION 1  OPTION 2
 specified amount                         $100,000  $100,000
 policy value                             $  5,000  $  5,000
 death benefit                            $100,000  $105,000
 policy value increases to                $  8,000  $  8,000
 death benefit                            $100,000  $108,000
 policy value decreases to                $  3,000  $  3,000
 death benefit                            $100,000  $103,000

If you want to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should consider Option 2. If you are satisfied with the specified amount of insurance protection and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the policy value, you should consider Option
1. Under Option 1, the cost of insurance is lower because IDS Life of New York's net amount at risk is generally lower; for this reason the monthly deduction is less and a larger portion of your premiums and investment returns is retained in the policy value.

CHANGE IN DEATH BENEFIT OPTION
You may make a written request to change the death benefit option once per policy year. A change in the death benefit option also will change the specified amount. You do not need to provide additional evidence of insurability.

IF YOU CHANGE FROM OPTION 1 TO OPTION 2: The specified amount will decrease by an amount equal to the policy value on the effective date of the change. You cannot change from Option 1 to Option 2 if the resulting specified amount would fall below the minimum amount shown in the policy.

The minimum specified amount for policies purchased on or after May 1, 1991 with an initial specified amount of $350,000 or more is:

- $350,000 in the first policy year;

- $325,000 in years two to five;

- $300,000 in years six to 10; and

- $275,000 thereafter.

IF YOU CHANGE FROM OPTION 2 TO OPTION 1: The specified amount will increase by an amount equal to the policy value on the effective date of the change.

An increase or decrease in specified amount resulting from a change in the death benefit option will affect the following policy costs:

- Monthly deduction because the cost of insurance depends upon the specified amount.

--------------------------------------------------------------------------------

28      VARIABLE UNIVERSAL LIFE POLICY -- NEW YORK

- Minimum monthly premium.

- Charges for certain optional insurance benefits.

The surrender charge will not be affected.

CHANGES IN SPECIFIED AMOUNT
Subject to certain limitations, you may make a written request to increase or decrease the specified amount at any time. Changes in specified amount may have tax implications, discussed in the section "Modified endowment contracts" under "Federal taxes."

INCREASES: If you increase the specified amount, we may require additional evidence of insurability that is satisfactory to us. The effective date of the increase will be the monthly anniversary on or next following our approval of the increase. The increase may not be less than $10,000, and we will not permit an increase after the insured's attained insurance age 75.

An increase in the specified amount will have the following effects on policy charges:

- Your monthly deduction will increase because the cost of insurance and the death benefit guarantee charge both depend upon the specified amount.

- Charges for certain optional insurance benefits will increase.

- The minimum monthly premium will increase if the DBG is in effect.

- The surrender charge will increase.

At the time of the increase in specified amount, the cash surrender value of your policy must be sufficient to pay the monthly deduction on the next monthly anniversary. The increased surrender charge will reduce the cash surrender value. If the remaining cash surrender value is not sufficient to cover the monthly deduction, we will require you to pay additional premiums within the 61-day grace period. If you do not, the policy will lapse unless the DBG is in effect. Because the minimum monthly premium will increase, you may also have to pay additional premiums to keep the DBG in effect.

DECREASES: Any decrease in specified amount will take effect on the monthly anniversary on or next following our receipt of your written request. The specified amount remaining after the decrease may not be less than the minimum specified amount (currently $50,000 for the first two policy years, $40,000 in years three through 10, and $25,000 thereafter). If, following a decrease in specified amount, the policy would no longer qualify as life insurance under federal tax law, the decrease may be limited to the extent necessary to meet these requirements.

The minimum specified amount for policies purchased on or after May 1, 1991 with an initial specified amount of $350,000 or more is:

- $350,000 in the first policy year;

- $325,000 in years two to five;

- $300,000 in years six to 10; and

- $275,000 thereafter.

A decrease in specified amount will affect your costs as follows:

- Your monthly deduction will decrease because the cost of insurance and the DBG charge both depend upon the specified amount.

- Charges for certain optional insurance benefits will decrease.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 29

- The minimum monthly premium will decrease if the DBG is in effect.

- The surrender charge will not change.

No surrender charge is imposed when you request a decrease in the specified amount.

We will deduct decreases in the specified amount from the current specified amount in this order:

- First from the portion due to the most recent increase;

- Next from portions due to the next most recent increases successively; and

- Then from the initial specified amount when the policy was issued.

This procedure may affect the cost of insurance if we have applied different rate classifications to the current specified amount. We will eliminate the rate classification applicable to the most recent increase in the specified amount first, then the rate classification applicable to the next most recent increase, and so on.

MISSTATEMENT OF AGE OR SEX
If the insured's age or sex has been misstated, the proceeds payable upon death will be:

- the policy value on the date of death; plus

- the amount of insurance that would have been purchased by the cost of insurance deducted for the policy month during which death occurred, if that cost had been calculated using rates for the correct age and sex; minus

- the amount of any outstanding indebtedness on the date of death.

SUICIDE
Suicide by the insured, whether sane or insane, within two years from policy date is not covered by the policy. If suicide occurs, the only amount payable to the beneficiary will be the premiums paid, minus any indebtedness and partial surrenders.

BENEFICIARY
Initially, the beneficiary will be the person you designate in your application for the policy. You may change the beneficiary by giving written notice to IDS Life of New York, subject to requirements and restrictions stated in the policy. If you do not designate a beneficiary, or if the designated beneficiary dies before the insured, the beneficiary will be you or your estate.

--------------------------------------------------------------------------------

30      VARIABLE UNIVERSAL LIFE POLICY -- NEW YORK

TRANSFERS BETWEEN THE FIXED ACCOUNT AND SUBACCOUNTS

You may transfer policy values from one subaccount to another or between subaccounts and the fixed account. For most transfers, we will process your transfer request at the end of the valuation period during which we receive your request. There is no charge for transfers. Before transferring policy value, you should consider the risks involved in switching investments.

We may suspend or modify the transfer privilege at any time. Transfers involving the fixed account are subject to the restrictions below.

FIXED ACCOUNT TRANSFER POLICIES

- You must make transfers from the fixed account during a 30-day period starting on a policy anniversary, except for automated transfers, which can be set up for monthly, quarterly or semiannual transfer periods.

- If we receive your request to transfer amounts from the fixed account within 30 days before the policy anniversary, the transfer will become effective on the anniversary.

- If we receive your request on or within 30 days after the policy anniversary, the transfer will be effective on the day we receive it.

- We will not accept requests for transfers from the fixed account at any other time.

- If you made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary. We will waive this limitation once during the first two policy years if you exercise the policy's right to exchange provision. (See "Exchange right.")

MINIMUM TRANSFER AMOUNTS
From a subaccount to another subaccount or the fixed account:

- For mail and phone transfers -- $250 or the entire subaccount balance, whichever is less.

- For automated transfers -- $50.

From the fixed account to a subaccount:

- $250 or the entire fixed account balance minus any outstanding indebtedness, whichever is less.

- For automated transfers -- $50.

MAXIMUM TRANSFER AMOUNTS
From a subaccount to another subaccount or the fixed account:

- None.

From the fixed account to a subaccount:

- Entire fixed account balance minus any outstanding indebtedness.

MAXIMUM NUMBER OF TRANSFERS PER YEAR
We reserve the right to limit mail and telephone transfers to five per policy year. Twelve automated transfers per policy are allowed.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 31

TWO WAYS TO REQUEST A TRANSFER, LOAN OR SURRENDER
Provide your name, policy number, Social Security Number or Taxpayer Identification Number when you request a transfer.

 1 BY LETTER:
--------------------------------------------------------------------------------

REGULAR MAIL:
IDS LIFE INSURANCE COMPANY OF NEW YORK
P.O. BOX 5144
ALBANY, NY 12205

EXPRESS MAIL:
IDS LIFE INSURANCE COMPANY OF NEW YORK
20 MADISON AVE. EXTENSION
ALBANY, NY 12203

 2 BY PHONE:
--------------------------------------------------------------------------------

Call between 8 a.m. and 6 p.m. (Monday-Thursday); 8 a.m. and 4:30 p.m. (Friday), All Eastern Times:
1-800-541-2251 (TOLL FREE) OR
(518) 869-8613 (ALBANY AREA)

- We answer phone requests promptly, but you may experience delays when call volume is unusually high. If you are unable to get through, use mail procedure as an alternative.

- We will honor any telephone transfer or surrender request believed to be authentic and will use reasonable procedures to confirm that they are. These include asking identifying questions and tape recording calls. As long as we follow these procedures, neither IDS Life of New York nor its affiliates will be liable for any loss resulting from fraudulent requests.

- We make telephone transfers available automatically. You may request that telephone transfers not be authorized from your account by writing IDS Life of New York.

AUTOMATED TRANSFERS
In addition to written and phone requests, you can arrange to have policy value transferred from one account to another automatically. Your financial advisor can help you set up an automated transfer.

AUTOMATED TRANSFER POLICIES:

- Minimum automated transfer: $50

- Only one automated transfer arrangement can be in effect at any time. You can transfer policy values to one or more subaccounts and the fixed account, but you can transfer from only one account.

- You can start or stop this service by written request. You must allow seven days for us to change any instructions that are currently in place.

- You cannot make automated transfers from the fixed account in an amount that, if continued, would deplete the fixed account within 12 months.

- If you made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary.

--------------------------------------------------------------------------------

32      VARIABLE UNIVERSAL LIFE POLICY -- NEW YORK

- If you submit your automated transfer request with an application for a policy, automated transfers will not take effect until the policy is issued.

- If the value of the account from which you are transferring policy value is less than the $50 minimum, we will stop the transfer arrangement automatically.

- Automated transfers are subject to all other policy provisions and terms including provisions relating to the transfer of money between the fixed account and the subaccounts.

AUTOMATED DOLLAR-COST AVERAGING
You can use automated transfers to take advantage of dollar-cost averaging -- investing a fixed amount at regular intervals. For example, you might have a set amount transferred monthly from a relatively conservative subaccount to a more aggressive one, or to several others.

This systematic approach can help you benefit from fluctuations in accumulation unit value, caused by fluctuations in the market value of the underlying fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit. There is no charge for dollar-cost averaging.

                                HOW DOLLAR-COST AVERAGING WORKS
--------------------------------------------------------------------------------

                                  AMOUNT   ACCUMULATION  NUMBER OF UNITS
             MONTH               INVESTED   UNIT VALUE      PURCHASED
 By investing an            Jan    $100        $20               5.00
 equal number of            Feb     100         16               6.25
 dollars each month...      Mar     100          9              11.11
 you automatically          Apr     100          5              20.00
 buy more units             May     100          7              14.29
 when the per unit         June     100         10              10.00
 market price is low...    July     100         15               6.67
 and fewer units            Aug     100         20               5.00
 when the per unit         Sept     100         17               5.88
 market price is high.      Oct     100         12               8.33

You have paid an average price of $10.81 per unit over the 10 months, while the average market price actually was $13.10.

Dollar-cost averaging does not guarantee that any variable subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 33

POLICY LOANS

You may borrow against your policy by written or telephone request. (See chart under "Transfers between the fixed account and subaccounts" for address and phone numbers for your requests.) We will process your loan request at the end of the valuation period during which your request is received. (Loans by telephone are limited to $50,000.)

INTEREST RATE: 6.1% payable in advance, which is equivalent to a 6.5% effective rate. For policies purchased on or after May 1, 1993, we expect to reduce the loan interest rate after a policy's 10th anniversary to 4.3% payable in advance, equivalent to a 4.5% effective rate.

MINIMUM LOAN: $200 or the remaining loan value, whichever is less.

MAXIMUM LOAN: 85% of the policy value minus surrender charges.

We will compute the maximum loan value as of the end of the valuation period during which we receive your loan request. In doing so, we will deduct from the loan value interest for the period until the next policy anniversary.

PAYMENT OF LOANED FUNDS: Generally, we will pay loans within seven days after we receive your request (with certain exceptions -- see "Deferral of payments," under "Payment of policy proceeds").

ALLOCATION OF LOANS TO ACCOUNTS: If you do not specify whether the loan is to come from the fixed account or the subaccounts, we will take it from the subaccounts and the fixed account in proportion to their values, minus indebtedness. When we make a loan from a subaccount, we redeem accumulation units and the proceeds transferred into the fixed account. We will credit the loaned amount with 4.5% annual interest.

REPAYMENTS: We will allocate loan repayments to subaccounts and/or the fixed account using the premium allocation percentages in effect unless you tell us otherwise. Repayments must be in amounts of at least $25.

OVERDUE INTEREST: If you do not pay accrued interest when it is due, we will increase the amount of indebtedness in the fixed account to cover the amount due. Interest added to a policy loan will be charged the same interest rate as the loan itself. We will take such interest from the fixed account and/or subaccounts, using the monthly deduction allocation percentages. If the value in the fixed account or any subaccount is not enough to pay the interest so allocated, all of the interest will be taken from all of the accounts in proportion to their value, minus indebtedness.

EFFECTS OF POLICY LOANS: If you do not repay your loan, it will reduce the death benefit and policy value. Even if you do repay it, your loan can have a permanent effect on death benefits and policy values, because money borrowed against the subaccounts will not share in the investment results of the relevant fund(s) or the trust.

TAXES: If your policy lapses or you surrender it with an outstanding indebtedness, and the amount of outstanding indebtedness plus the cash surrender value is more than the sum of premiums you paid, you generally will be liable for taxes on the excess. (See "Federal taxes.")

--------------------------------------------------------------------------------

34      VARIABLE UNIVERSAL LIFE POLICY -- NEW YORK

POLICY SURRENDERS

You may surrender your policy in full or in part by written or telephone request. (See chart under "Transfers between the fixed account and subaccounts.") We will process your surrender request at the end of the valuation period during which your request is received.

We will normally process your payment within seven days; however, we reserve the right to defer payment. (See "Deferral of payments," under "Payment of policy proceeds.")

TOTAL SURRENDERS
If you surrender your policy totally, you receive its cash surrender value -- the policy value minus outstanding indebtedness and applicable surrender charges. (See "Loads, fees and charges.") We will compute the value of each subaccount as of the end of the valuation period during which we receive your request.

PARTIAL SURRENDERS
After the first policy year, you may surrender any amount from $200 up to 85% of the policy's cash surrender value. (Partial surrenders by telephone are limited to $50,000.) We will charge you a partial surrender fee, described under "Loads, fees and charges."

ALLOCATION OF PARTIAL SURRENDERS
Unless you specify otherwise, IDS Life of New York will make partial surrenders from the fixed account and subaccounts in proportion to their values at the end of the valuation period during which your request is received. In determining these proportions, we first subtract the amount of any outstanding indebtedness from the fixed account value.

EFFECTS OF PARTIAL SURRENDERS
A partial surrender will reduce the policy value by the amount of the partial surrender and fee.

A partial surrender will reduce the death benefit by the amount of the partial surrender and fee, or, if the death benefit is based on the applicable percentage of policy value, by an amount equal to the applicable percentage times the amount of the partial surrender.

A partial surrender may terminate the DBG. We deduct the surrender amount from total premiums you paid, which may reduce the total below the level required to keep the DBG in effect.

If Option 1 is in effect, a partial surrender will reduce the specified amount by the amount of the partial surrender and fee. IDS Life of New York will deduct this decrease from the current specified amount in this order:

- First from the specified amount provided by the most recent increase;

- Next from the next most recent increases successively;

- Then from the initial specified amount when the policy was issued.

Because they reduce the specified amount, partial surrenders may affect the cost of insurance. IDS Life of New York will not allow a partial surrender if it would reduce the specified amount below the required minimum. (See "Decreases" under "Death benefits.")

- If Option 2 is in effect, a partial surrender does not affect the specified amount.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 35

TAXES
Upon surrender, you will generally be liable for taxes on any excess of the cash surrender value plus outstanding indebtedness over the premium paid. (See "Federal taxes.")

EXCHANGE RIGHT
For two years after the policy is issued, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need to do is transfer all of the policy value in the subaccounts to the fixed account. We will automatically credit all future premium payments to the fixed account unless you request a different allocation.

A transfer for this purpose will not count against the five-transfers-per-year limit. Also, we will waive any restrictions on transfers into the fixed account for this type of transfer.

There will be no effect on the policy's death benefit, specified amount, net amount at risk, rate classification or issue age. Only the method of funding the policy value will be affected.

PAID-UP INSURANCE OPTION
You may request that we use the cash surrender value of the policy be used to purchase an amount of paid-up insurance. You may make your request in writing during the 30 days before any policy anniversary. The paid-up insurance policy will take effect as of the policy anniversary and will mature on the original policy's maturity date. You will forfeit all rights to make future premium payments and all riders will terminate.

The amount and cash surrender value of the paid-up insurance will be based on the cost of insurance rates guaranteed in the policy and on the fixed account guaranteed interest rate. The paid-up policy's death benefit amount, minus its cash surrender value, cannot be greater than your current policy's death benefit, minus its policy value (both as of the date of the paid-up policy's purchase). The amount of paid-up insurance will remain level and will not be less than required by law.

OPTIONAL INSURANCE BENEFITS

You may choose to add the following benefits to your policy, in the form of riders (if you meet certain requirements). More detailed information on these benefits is in your policy.

WAIVER OF MONTHLY DEDUCTION (WMD): Under WMD, we will waive the monthly deduction if the insured becomes totally disabled.

ACCIDENTAL DEATH BENEFIT (ADB): ADB provides an additional death benefit if the insured's death is caused by accidental injury.

OTHER INSURED RIDER (OIR): OIR provides a level, adjustable death benefit on the life of each other insured covered.

CHILDREN'S INSURANCE RIDER (CIR): CIR provides level term coverage on each eligible child.

--------------------------------------------------------------------------------

36      VARIABLE UNIVERSAL LIFE POLICY -- NEW YORK

PAYMENT OF POLICY PROCEEDS

Proceeds will be paid when:

- you surrender the policy;

- the insured dies; or

- the policy maturity date is reached, which occurs when the insured reaches attained insurance age 100.

We pay all proceeds by check. We will compute the amount of the death benefit and pay it in a single sum unless you select one of the payment options below. We will pay interest at a rate not less than 4% per year on single sum death proceeds, from the date of the insured's death to the settlement date (the date on which proceeds are paid in a lump sum or first placed under a payment option).

PAYMENT OPTIONS: During the insured's lifetime, you may request in writing that we pay policy proceeds under one or more of the three payment options below. (The beneficiary may also select a payment option, unless you say that he or she cannot.) You decide how much of the proceeds will be placed under each option (minimum: $5,000). We will transfer any such amount to IDS Life of New York's general account. Unless we agree otherwise, payments under all options must be made to a natural person.

You may also, by written request, change a prior choice of payment option, or elect a payment option other than the three below if we agree.

If you elect a payment option for pre-death proceeds, payments under this option may be subject to federal income tax as ordinary income. If you elect Option A, the full pre-death proceeds will be taxed as a full surrender or maturity as described in "Taxation of policy proceeds" and may also be subject to an additional 10% penalty tax if the policy is a modified endowment. The interest paid under Option A will be ordinary income subject to income tax in the year earned. The interest payments will not be subject to the 10% penalty tax.

If you elect Option B or Option C for payment of pre-death proceeds, any indebtedness at the time of election will be taxed as a partial surrender as described in "Taxation of policy proceeds" and may also be subject to an additional 10% penalty tax if the policy is a modified endowment. We will use the remainder of the proceeds to make payments under the option elected. A portion of each payment will be taxed as ordinary income and a portion of each payment will be considered a return of the investment in the policy and will not be taxed. We describe an owner's investment in the policy in "Taxation of policy proceeds." All payments made after the investment in the policy is fully recovered will be subject to tax. Amounts paid under Option B or Option C that are subject to tax may also be subject to an additional 10% penalty tax. (See "Penalty tax" under "Federal Taxes.")

Death benefit proceeds applied to any payment option are not considered part of the beneficiary's income and thus are not subject to federal income tax. Payments of interest under Option A will be ordinary income subject to tax. Under Option B or Option C, a portion of each payment will be ordinary income subject to tax and a portion of each payment will be considered a return of the beneficiary's investment in the policy. The beneficiary's investment in the policy is the death benefit proceeds applied to the payment option. All payments made after the investment in the policy is fully recovered will be subject to tax.

OPTION A -- INTEREST PAYMENTS: We will pay interest on any proceeds placed under this option at a rate of 4% per year compounded annually, at regular intervals and for a period that is agreeable to both you and us. At the end of any payment interval, you may withdraw proceeds in amounts of at least $100. At any time, you may withdraw all of the proceeds that remain or you may place them under a different payment option approved by us.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 37

OPTION B -- PAYMENTS FOR A SPECIFIED PERIOD: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

            PAYMENT PERIOD (YEARS)  MONTHLY PAYMENT PER $1,000 PLACED UNDER OPTION B
                       5                                $18.32
                      10                                 10.06
                      15                                  7.34
                      20                                  6.00
                      25                                  5.22
                      30                                  4.72

We will furnish monthly amounts for other payment periods will be furnished at your request, free of charge.

OPTION C -- LIFETIME INCOME: We will make monthly payments for the life of the person (payee) who is to receive the income. Payment will be guaranteed for 10, 15 or 20 years.

We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and adjusted age of the payee on that date. Adjusted age means the age of the payee (on the payee's nearest birthday) minus an adjustment as follows:

  CALENDAR YEAR OF PAYEE'S BIRTH  ADJUSTMENT  CALENDAR YEAR OF PAYEE'S BIRTH  ADJUSTMENT
        Before 1920                      0              1945-1949                    6
        1920-1924                        1              1950-1959                    7
        1925-1929                        2              1960-1969                    8
        1930-1934                        3              1970-1979                    9
        1935-1939                        4              1980-1989                   10
        1940-1944                        5              After 1989                  11

The amount of each monthly payment per $1,000 placed under this option will not be less than amounts shown in the next table. We will furnish monthly amounts for any adjusted age not shown at your request, without charge.

ADJUSTED
  AGE              LIFE INCOME PER $1,000 WITH
 PAYEE               PAYMENTS GUARANTEED FOR
             10 YEARS        15 YEARS       20 YEARS
           MALE    FEMALE  MALE   FEMALE  MALE   FEMALE
    50     $4.81   $4.47   $4.74  $4.45   $4.65  $4.40
    55      5.20    4.80    5.09   4.74    4.94   4.87
    60      5.70    5.22    5.51   5.12    5.25   4.98
    65      6.35    5.77    5.98   5.58    5.54   5.32
    70      7.14    6.50    6.47   6.12    5.77   5.63
    75      8.00    7.40    6.87   6.64    5.91   5.85

DEFERRAL OF PAYMENTS: We reserve the right to defer payments of cash surrender value, policy loans or variable death benefits in excess of the specified amount if:

- the payments derive from a premium payment made by a check that has not cleared the banking system (we have not collected good payment);

--------------------------------------------------------------------------------

38      VARIABLE UNIVERSAL LIFE POLICY -- NEW YORK

- the NYSE is closed (other than customary weekend and holiday closings);

- in accordance with SEC rules, trading on the NYSE is restricted or, because of an emergency, it is not practical to dispose of securities held in the subaccount or determine the value of the subaccount's net assets.

We may delay the payment of any loans or surrenders from the fixed account up to six months from the date we receive the request. If we postpone the payment of surrender proceeds more than 10 days, we will pay you interest on the amount surrendered at an annual rate of 4% for the period of postponement.

FEDERAL TAXES

The following is a general discussion of the policy's federal income tax implications. It is not intended as tax advice. Because the effect of taxes on the value and benefits of your policy depends on your individual situation as well as IDS Life of New York's tax status, YOU SHOULD CONSULT A TAX ADVISOR TO FIND OUT HOW THESE GENERAL CONSIDERATIONS APPLY TO YOU. The discussion is based on our understanding of federal income tax laws as the Internal Revenue Service
(IRS) currently interprets them; both the laws and their interpretation may change.

We intend the policy to qualify as a life insurance policy for federal income tax purposes. To that end, the provisions of the policy are to be interpreted to ensure or maintain this tax qualification. IDS Life of New York reserves the right to change the policy in order to ensure that it will continue to qualify as life insurance for tax purposes. We will send you a copy of any changes.

IDS LIFE OF NEW YORK'S TAX STATUS
The IRS taxes IDS Life of New York as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of IDS Life of New York, although we treat their operations separately in accounting and financial statements. Investment income from the subaccounts is reinvested and becomes part of the subaccounts' value. The IRS does not tax IDS Life of New York on this investment income, including realized capital gains. Therefore, IDS Life of New York does not charge the subaccounts for our federal income taxes. IDS Life of New York reserves the right to make such a charge in the future if there is a change in the tax treatment of variable life insurance contracts or in IDS Life of New York's tax status as we currently understand it.

TAXATION OF POLICY PROCEEDS
The IRS does not consider the death benefit to be part of the beneficiary's income and therefore it is not subject to federal income taxes.

The IRS may tax part or all of any pre-death proceeds that you receive through full surrender or maturity, lapse, partial surrender, policy loan or assignment of policy value or payment options as ordinary income. (See the following table.) In some cases, the tax liability depends on whether the policy is a modified endowment (explained following the table). The taxable amount may also be subject to an additional 10% penalty tax if the policy is a modified endowment.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 39

                SOURCE OF PROCEEDS                        TAXABLE PORTION OF PRE-DEATH PROCEEDS

FULL SURRENDER AND MATURITY:                        Amount received plus any indebtedness, minus your
                                                    investment in the policy.*
------------------------------------------------------------------------------------------------------
LAPSE:                                              Any outstanding indebtedness minus your investment
                                                    in the policy.*
------------------------------------------------------------------------------------------------------
PARTIAL SURRENDERS                                  Lesser of: the amount received or policy value
  (MODIFIED ENDOWMENTS):                            minus your investment in the policy.*
------------------------------------------------------------------------------------------------------
POLICY LOANS AND ASSIGNMENTS                        Lesser of: the amount of the loan / assignment or
  (MODIFIED ENDOWMENTS):                            policy value minus your investment in the policy.*
------------------------------------------------------------------------------------------------------
PARTIAL SURRENDERS                                  Generally, if the amount you receive is greater
  (OTHER POLICIES):                                 than your investment in the policy,* the amount in
                                                    excess of your investment is taxable. However,
                                                    during the first 15 policy years, a different
                                                    amount may be taxable if the partial surrender
                                                    results in or is necessitated by a reduction in
                                                    benefits.
------------------------------------------------------------------------------------------------------
POLICY LOANS AND ASSIGNMENTS                        None
  (OTHER POLICIES)
------------------------------------------------------------------------------------------------------
PAYMENT OPTIONS:                                    If we pay proceeds of the policy under one of the
                                                    payment options, see the "Payment option" under
                                                    "Payment of policy proceeds" section for tax
                                                    information.
------------------------------------------------------------------------------------------------------

  * The owner's investment is equal to premiums paid, minus the nontaxable portion of any previous partial surrenders, plus the taxable portion of any previous policy loans.

MODIFIED ENDOWMENT CONTRACTS
In 1988, Congress created a new class of life insurance policies called "Modified Endowment Contracts." The IRS taxes these policies differently from conventional life insurance contracts.

Your policy is a modified endowment contract if:

- you apply for it or materially change it on or after June 21, 1988 and

- the premiums you pay in the first seven years of the policy, or the first seven years following a material change, exceed certain limits.

Also, any life insurance policy you receive in exchange for a modified endowment is itself a modified endowment.

We have procedures for monitoring whether your policy may become a modified endowment contract. We calculate modified endowment limits when we issue the policy. We base these limits on the benefits we provide under the policy and on the risk classification of the insured. We recalculate these limits later if certain increases or reductions in benefits occur.

INCREASES IN BENEFITS: We recalculate limits when an increase is a "material change." Almost any increase you request, such as an increase in specified amount, the addition of a rider benefit or an increase in an existing rider benefit, is a material change. An automatic increase under the terms of you policy, such as an increase in death benefit due to operation of the applicable percentage table described in the "Death benefits" section or an increase in policy value growth under Option 2, generally is not a material change. A policy becomes a modified endowment if premiums you pay in the early years following a material change exceed the recalculated limits.

REDUCTIONS IN BENEFITS: When you reduce benefits within seven years after issue or after the most recent material change, we recalculate the limits as if the reduced level of benefits had always been in effect. In most cases, this recalculation will further restrict the amount of premium you can pay without exceeding modified endowment limits. If the premiums you have already paid exceed the recalculated limits, the policy becomes a modified endowment even if you do not pay any further premiums.

--------------------------------------------------------------------------------

40      VARIABLE UNIVERSAL LIFE POLICY -- NEW YORK

DISTRIBUTIONS AFFECTED: Modified endowment rules apply to distributions in the year the policy becomes a modified endowment and in all subsequent years. In addition, the rules apply to distributions taken two years before the policy becomes a modified endowment, which are presumed to be taken in anticipation of that event.

SERIAL PURCHASE OF MODIFIED ENDOWMENTS: The IRS treats all modified endowments issued by the same insurer (or possibly affiliated companies of the insurer) to the same owner during any calendar year as one policy for purposes of determining the amount of any loan or distribution that is taxable.

PENALTY TAX: If a policy is a modified endowment, the taxable portion of pre-death proceeds from a full surrender, maturity, lapse, partial surrender, policy loan or assignment of policy value or certain payment options may be subject to a 10% penalty tax unless:

- the distribution occurs after the owner attains age 59 1/2;

- the distribution is attributable to the owner becoming disabled (within the meaning of Code Section 72(m)(7); or

- the distribution is part of a series of substantially equal periodic payments made at least once a year over the life (or life expectancy) of the owner or over the joint lives (or life expectancies) of the owner and the owner's beneficiary.

OTHER TAX CONSIDERATIONS

INTEREST PAID ON POLICY LOANS: If you use a loan for personal purposes, interest paid on the loan is not tax-deductible. Other rules apply if you use the loan for trade or business or investment purposes or if a business or corporation owns the policy from which the loan is taken.

POLICY CHANGES: Changing ownership, exchanging or assigning the policy may have tax consequences, depending on the circumstances.

OTHER TAXES: Federal estate tax, state and local estate tax, inheritance tax, gift tax and other tax consequences of ownership or receipt of policy proceeds will also depend on the circumstances.

TAX-DEFERRED RETIREMENT PLANS: The policy may be used in conjunction with certain retirement plans that are already tax-deferred under the Code. The policy will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is tax-deferred. Since the rules governing such use are complex, a purchaser should consult a competent pension consultant.

On July 6, 1983, the Supreme Court held in ARIZONA GOVERNING COMMITTEE V. NORRIS that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Since the policy's cost of insurance rates and purchase rates for certain settlement options distinguish between men and women, employers and employee organizations should consult with legal counsel before purchasing the policy for any employment-related insurance or benefit program.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 41

IDS LIFE OF NEW YORK

IDS Life of New York is a stock life insurance company organized under the laws of the State of New York in 1972. Our address is 20 Madison Ave. Extension, Albany, NY 12203.

IDS Life of New York is licensed in New York and North Dakota, and it conducts a conventional life insurance business in the state of New York. All annuity contracts and insurance policies issued by IDS Life of New York, including the policy described in this prospectus, are non-participating.

OWNERSHIP
IDS Life of New York, a New York corporation, is a wholly-owned subsidiary of IDS Life, a Minnesota corporation, which is a wholly-owned subsidiary of American Express Financial Corporation (AEFC). AEFC, a Delaware corporation, is a wholly-owned subsidiary of American Express Company.

The AEFA family of companies offers not only insurance and annuities, but also mutual funds, investment certificates and a broad range of financial management services.

Besides managing investments for all funds in the American
Express-Registered Trademark- Funds, AEFC manages investments for itself and its subsidiaries, IDS Certificate Company and IDS Life Insurance Company. Total assets under management as of the most recent fiscal year were more than $262 billion.

STATE REGULATION
IDS Life of New York is subject to the laws of New York governing insurance companies and to regulation by the New York Department of Insurance. IDS Life of New York files an annual statement in a prescribed form with New York's Department of Insurance. IDS Life of New York's books and accounts are subject to review by the New York Department of Insurance at all times and a full examination of its operations is conducted periodically. Such regulation does not, however, involve any supervision of management or investment practices or policies.

DISTRIBUTION OF THE POLICY
American Express Financial Advisors Inc., a registered broker/dealer and an affiliate of IDS Life of New York, is the sole distributor of the policy.

IDS Life of New York pays its representatives a commission of up to 47.5% of the initial minimum monthly premium (annualized) when the policy is sold, plus 3% of all premiums in excess of 12 times the minimum monthly premium. Additional commissions are paid if an increase in coverage occurs. IDS Life of New York also pays approximately 27% of the total representative's commission to the field vice presidents and district sales managers of the selling representative.

LEGAL PROCEEDINGS
A number of lawsuits have been filed against life and health insurers in jurisdictions in which IDS Life of New York and its affiliates do business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. IDS Life is a defendant in three class action lawsuits of this nature. IDS Life of New York is a named defendant in one of these suits. Richard W. and Elizabeth Thoresen vs. AEFC, American Centurion Life Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company and IDS Life Insurance Company of New York which was commenced in Minnesota State Court in October 1998. The action was brought by individuals who purchased an annuity

--------------------------------------------------------------------------------

42      VARIABLE UNIVERSAL LIFE POLICY -- NEW YORK
in a qualified plan. The plaintiffs allege that the sale of annuities in tax-deferred contributory retirement investment plans (e.g. IRAs) is never appropriate. The plaintiffs purport to represent a class consisting of all persons who made similar purchases. The plaintiffs seek damages in an unspecified amount.

IDS Life of New York is included as a party to a preliminary settlement of all three class action lawsuits. We believe this approach will put these cases behind us and provide a fair outcome for our clients. Our decision to settle does not include any admission of wrongdoing. We do not anticipate that this proposed settlement, or any other lawsuits in which IDS Life of New York is a defendant, will have a material adverse effect on our financial condition.

YEAR 2000
The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which could have a material impact on the operations of IDS Life of New York and the Variable Account. All of the major systems used by IDS Life of New York and the Variable Account are utilized by multiple subsidiaries and affiliates of AEFC. IDS Life of New York's and the Variable Accounts businesses are heavily dependent upon AEFC's computer systems and have significant interactions with systems of third parties.

A comprehensive review of AEFC's computer systems and business processes, including those specific to IDS Life of New York and the Variable Account, was conducted to identify the major systems that could be affected by the Year 2000 issue. Steps were taken to resolve potential problems including modification to existing software and the purchase of new software. As of Dec. 31, 1999, AEFC had completed its program of corrective measures on its internal systems and applications, including Year 2000 compliance testing. AEFC had also completed an evaluation of the Year 2000 readiness of other third parties whose system failures could have an impact on IDS Life of New York's and the Variable Account's operations.

AEFC's Year 2000 project also included establishing Year 2000 contingency plans for all key business unit. Business continuation plans, which address business continuation in the event of a system disruption, are in place for all key business units. As of Dec. 31, 1999, these plans had been amended to include specific Year 2000 considerations.

In assessing its Year 2000 initiatives and the result of actual production since Jan. 1, 2000, management believes no material adverse consequences were experienced, and there was no material effect on IDS Life of New York's and the Variable Account's business, results of operations, or financial condition as a result of the Year 2000 issue.

EXPERTS
Ernst & Young LLP, independent auditors, have audited the financial statements of IDS Life Insurance Company of New York at Dec. 31, 1999 and 1998, and for each of the three years in the period ended Dec. 31, 1999, and the individual and combined financial statements of the segregated asset subaccounts of the IDS Life of New York Account 8 -- Flexible Premium Variable Life Subaccounts (comprised of subaccounts YEQ, YGS, YIN, YIT, YMA, YMM, YGI, YNO and YO4) as of Dec. 31, 1999, and for each of the three years in the period then ended, as set forth in their reports. We've included our financial statements in the prospectus in reliance on Ernst & Young LLP's report, given on their authority as experts in accounting and auditing.

Actuarial matters included in the prospectus have been examined by Mark Gorham, F.S.A., M.A.A.A., Actuarial Director, Insurance Product Development, as stated in his opinion filed as an exhibit to the Registration Statement.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 43

MANAGEMENT OF IDS LIFE OF NEW YORK

DIRECTORS
TIMOTHY V. BECHTOLD
Director since April 1999; president since 1998; executive vice president, Risk Management Products since December 1999; vice president, Risk Management Products, IDS Life Insurance Company from January 1995 to December 1999; vice president, Insurance Product Development, IDS Life Insurance Company from May 1989 to December 1994.

MAUREEN A. BUCKLEY
Director since April 1999; vice president, chief operating officer and consumer affairs officer and claims officer since 1998; chief operating officer and consumer affairs officer, American Centurion Life Assurance Company, since March 1995; supervisor, IDS Life of New York from September 1989 to March 1995.

RODNEY P. BURWELL
Director since April 1999; chairman, Xerxes Corporation (manufacturing), since 1969.

JOHN CATTAU
Director since April 1999; vice president, American Express Financial Direct, since November 1997; manager, American Express Financial Direct from June 1992 to November 1997.

ROBERT R. GREW
Lawyer & Partner, Carter, Ledyard & Milburn, NYC, since 1957.

JEAN B. KEFFELER
Director since April 1999; business and management consultant since 1991.

RICHARD W. KLING
Chairman of the board, IDS Life of New York, since April 1994; director, IDS Life, since February 1984; President, IDS Life, since March 1994; executive vice president, Marketing and Products, IDS Life, from January 1988 to March 1994; senior vice president, Risk Management Products, AEFC, since May 1994; vice president, AEFC, from January 1988 to May 1994; director and president of IDS Life Series Fund, Inc.; chairman of the board of managers and president of IDS Life Variable Annuity Funds A and B.

THOMAS R. MCBURNEY
Director since April 1999; president, McBurney Management Associates, since
1990.

EDWARD J. MUHL
Director since April 1999; vice chairman, Peterson Consulting LLC, since January 1997; superintendent of insurance, New York State from January 1995 to December 1996; senior vice president, Reliance Insurance Group from November 1991 to January 1995.

THOMAS V. NICOLOSI
Director since October 1996; group vice president, AEFA, from January 1995 to present; field vice president, AEFA, from January 1988 to December 1994.

STEPHEN P. NORMAN
Secretary, American Express, since 1982.

--------------------------------------------------------------------------------

44      VARIABLE UNIVERSAL LIFE POLICY -- NEW YORK

RICHARD M. STARR
Director since October 1996; managing counsel, American Express Company, since March 1995; senior counsel, American Express Company, from May 1992 to March 1995; counsel, American Express Company, from June 1989 to May 1992.

MICHAEL R. WOODWARD
Senior vice president, Field Management, AEFC, since June 1991; region vice president, Atlantic Region, AEFC, from 1988 to June 1991.

PRINCIPAL OFFICERS OTHER THAN DIRECTORS
DARRELL C. BECKSTROM
Underwriting officer since 1994; underwriting technical manager, IDS Life, since 1990; senior underwriter, IDS Life, from 1987 to 1992.

JEFFREY W. SULLIVAN, M.D.
Medical director since 1998.

LORRAINE R. HART
Vice President -- Investments since December 1999; investment officer since March 1992; vice president, Insurance Investments, IDS Life, since
October 1989.

ERIC L. MARHOUN
General counsel and secretary since 1998; group counsel and vice president, AEFA, since 1997; counsel, AEFA, from 1996 to 1997; associate counsel, AEFA, from 1995 to 1996; associate, Meagher & Gear, from 1991 to 1995.

JEFFREY S. HORTON
Vice president and treasurer since December 1999; vice president, treasurer and assistant secretary, IDS Life, since December 1997; vice president and corporate treasurer, AEFC, since December 1997; controller, American Express
Technologies -- Financial Services, AEFC, from July 1997 to December 1997; controller, Risk Management Products, AEFC, from May 1994 to July 1997; director of finance and analysis, Corporate Treasury, AEFC from June 1990 to May 1994.

WILLIAM A. STOLTZMANN
Counsel and assistant secretary since March 1990.

The officers, employees and sales force of IDS Life of New York are bonded, in the amount of $100 million, by virtue of a blanket fidelity bond issued to American Express Company by Saint Paul Fire and Marine, the lead underwriter.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 45

OTHER FUND MANAGERS

A I M ADVISORS, INC.
A I M Advisors, Inc. ("AIM") serves as the Fund's investment advisor. AIM has acted as advisor since its organization in 1976. Today, AIM, together with its subsidiaries, advises or manages over 110 investment portfolios encompassing a broad range of investment objectives.

PUTNAM INVESTMENT MANAGEMENT, INC.
Putnam Management been managing mutual funds since 1937. Today, the firm serves as the investment manager for the funds in the Putnam Family.

SALOMON SMITH BARNEY, INC.
Salomon Smith Barney, sponsor of the trust, a Delaware corporation and an indirect wholly owned subsidiary of Citigroup Inc., is engaged in the underwriting, securities and commodities brokerage business, and investment advisory business and is a member of the NYSE, other major securities exchanges and commodity exchanges, the National Association of Securities Dealers, Inc. and the Securities Industry Association. Salomon Smith Barney or an affiliate is investment adviser, principal underwriter or distributor of 60 open-end investment companies and 12 close-end investment companies. The sponsor, in addition to participating as a member of various selling groups or as an agent of other investment companies, executes orders on behalf of investment companies for the purchase and sale of securities of such companies and sells securities to such companies in its capacity as a broker or dealer in securities.

OTHER INFORMATION

The variable account has filed a registration statement with the SEC. For further information concerning the policy, the variable account and IDS Life of New York, please refer to the registration statement.

VOTING RIGHTS
As a policy owner with investments in any subaccount, you may vote on important fund matters. Each share of a fund has one vote. On some issues, such as election of directors of IDS Life Series Fund, all shares of the IDS Life Series Fund Portfolios vote together as one series. When electing directors, all shares of IDS Life Series Fund Portfolios have cumulative voting rights. Cumulative voting means that shareholders are entitled to a number of votes equal to the number of shares they hold multiplied by the number of directors to be elected and they have the right to divide votes among candidates.

On an issue affecting only one fund -- for example, a fundamental investment restriction pertaining only to that fund -- its shares vote as a separate series. If shareholders of a particular fund vote approval of an agreement, the agreement becomes effective with respect to that fund, whether or not it is approved by shareholders of the other funds.

IDS Life of New York is the owner of all fund shares and therefore holds all voting rights. However, IDS Life of New York will vote the shares of each fund according to instructions we receive from owners. If we do not receive timely instructions from you, we will vote your shares in the same proportion as the shares for which we do receive instructions. IDS Life of New York also will vote fund shares that are not otherwise attributable to owners the same proportion as those shares in that subaccount for which we receive instructions.

--------------------------------------------------------------------------------

46      VARIABLE UNIVERSAL LIFE POLICY -- NEW YORK

We determine the number of fund shares in each subaccount for which you may give instructions by applying your percentage interest in the subaccount to the total number of votes attributable to the subaccount. We will determine that number as of a date we choose that is 60 days or less before the meeting of the fund. We will send you notice of each shareholder meeting, together with any proxy solicitation materials and a statement of the number of votes for which you are entitled to give instructions.

Under certain conditions, IDS Life of New York may disregard voting instructions that would change the goals of one or more of the funds or would result in approval or disapproval of an investment advisory contract. If IDS Life of New York does disregard voting instructions, we will advise you of that action and the reasons for in our next report to owners.

Generally, ownership of units of a unit investment trust does not involve the exercise of voting rights. However, unit holders in the trust may vote for removal of the trustee or for amendment or termination of the trust indenture. In the event of such a vote, IDS Life of New York, as the owner of the units, would solicit voting instructions from owners under the same procedures used for votes affecting the fund.

REPORTS
At least once a year IDS Life of New York will mail you, at your last known address of record, a report containing all information required by law or regulation, including a statement showing the current policy value.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 47

POLICY ILLUSTRATIONS

The following tables illustrate how policy values, cash surrender values and death benefits may change with the investment experience of the subaccount. The tables show how these amounts might vary, for a 35-year-old male nonsmoker, under Death Benefit Option 1, if:

- the annual rate of return of the Fund is 0%, 6% or 12%

- the cost of insurance rates and policy fees are current rates and fees for policies purchased:

  -- on or after November 20, 1997;

  -- on or after May 1, 1993 and before November 20, 1997;

  -- before May 1, 1993; and

- the cost of insurance rates and policy fees are guaranteed rates and fees.

UNDERSTANDING THE ILLUSTRATIONS

RATES OF RETURN: assumes uniform, gross, after-tax, annual rates of 0%, 6% or 12% for the funds. Results would differ depending on allocations among the subaccounts, if returns averaged 0%, 6% and 12% for the funds as a whole but differed across individual funds.

INSURED: assumes a male insurance age 35, in a standard rate classification, qualifying for the nonsmoker rate. Results would be lower if the insured were in a substandard rate classification or did not qualify for the non-smoker rate.

PREMIUMS: assumes a $900 premium is assumed to be paid in full at the beginning of each policy year. Results would differ if premiums were paid on a different schedule.

POLICY LOANS AND PARTIAL WITHDRAWALS: assumes that none have been made. (Since indebtedness is assumed to be zero, the cash surrender value in all cases equals the policy value minus the surrender charge.)

EFFECT OF EXPENSES AND CHARGES

The death benefit, policy value and cash surrender value reflect the following charges:

- Sales charge: 2.5% of each premium payment.

- Premium tax charge: 1% of each premium payment.

- Cost of insurance charge for the sex, age and rate classification for the assumed insured.

- Policy fee: $5 per month.

- Death benefit guaranteed charge: 1 cent per $1,000 of the current specified amount.

- The expenses paid by the fund and charges made against the subaccounts as described below:

The net investment return of the subaccounts, shown in the tables, is lower than the gross, after-tax return of the fund or trust because we deducted the expenses paid by the fund and charges made against the subaccounts. These include:

- the daily investment management fee paid by the funds, assumed to be equivalent to an annual rate of 0.70% of the fund's average daily net assets; the assumed investment management fee is approximately equal to a simple average of the investment management fees of the funds available under the policy and the transaction charge of the trust. The actual charges you incur

--------------------------------------------------------------------------------

48      VARIABLE UNIVERSAL LIFE POLICY -- NEW YORK
  will depend on how you choose to allocate policy value. See Fund expenses in the Loads, fees and charges section of this prospectus for additional information;

- the daily mortality and expense risk charge, equivalent to 0.9% of the daily net asset value of the subaccounts annually; and

- a nonadvisory expense charge of 0.1% of each fund's average daily net assets for direct expenses incurred by the fund; currently, this is the maximum direct expenses the funds will incur after IDS Life limits the direct expenses of some funds. The actual charges you incur will depend on how you choose to allocate policy value. See Fund expenses in the Loads, fees, and charges section of this prospectus for additional information.

After deduction of the expenses and charges described above, the illustrated gross annual investment rates of return correspond to the following approximate net annual rates of return:

                           NET ANNUAL RATE OF RETURN  NET ANNUAL RATE OF RETURN
  GROSS ANNUAL INVESTMENT    FOR "GUARANTEED COSTS       FOR "CURRENT COSTS
      RATE OF RETURN         ASSUMED" ILLUSTRATION      ASSUMED" ILLUSTRATION
                  0%                    (1.69%)                    (1.69%)
                  6                      4.21                       4.21
                 12                     10.11                      10.11

TAXES: Results shown in the tables reflect the fact that IDS Life of New York does not currently charge the subaccounts for federal income tax. If we take such a charge in the future, the portfolios will have to earn more than they do now in order to produce the death benefits and policy values illustrated.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 49

POLICY ILLUSTRATIONS

ILLUSTRATION                                                       POLICIES PURCHASED ON OR AFTER NOVEMBER 20, 1997
-------------------------------------------------------------------------------------------------------------------
INITIAL SPECIFIED AMOUNT
$100,000                                                                               CURRENT COSTS ASSUMED
DEATH BENEFIT OPTION 1                          MALE - AGE 35 NONSMOKER                ANNUAL PREMIUM $900
-------------------------------------------------------------------------------------------------------------------
        PREMIUM
        ACCUMULATED  DEATH BENEFIT (1)(2)                POLICY VALUE (1)(2)           CASH SURRENDER VALUE (1)(2)
END OF  WITH ANNUAL  ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS
POLICY  INTEREST     ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF
 YEAR   AT 5%                0%          6%         12%        0%        6%       12%        0%        6%       12%
-------------------------------------------------------------------------------------------------------------------

  1           $945    $100,000    $100,000    $100,000      $621      $665       $709       $0        $7        $61
  2          1,937     100,000     100,000     100,000     1,232     1,328      1,490      508       635        766
  3          2,979     100,000     100,000     100,000     1,823     2,071      2,340    1,040     1,288      1,547
  4          4,073     100,000     100,000     100,000     2,393     2,802      3,265    1,552     1,961      2,424
  5          5,222     100,000     100,000     100,000     2,943     3,554      4,273    2,043     2,655      3,374

  6          6,428     100,000     100,000     100,000     3,473     4,328      5,374    2,752     3,607      4,653
  7          7,694     100,000     100,000     100,000     3,984     5,125      6,576    3,444     4,584      6,036
  8          9,024     100,000     100,000     100,000     4,474     5,942      7,889    4,113     5,582      7,529
  9         10,420     100,000     100,000     100,000     4,942     6,782      9,324    4,762     6,602      9,144
  10        11,886     100,000     100,000     100,000     5,384     7,639     10,888    5,384     7,639     10,888

  11        13,425     100,000     100,000     100,000     5,800     8,516     12,595    5,800     8,516     12,595
  12        15,042     100,000     100,000     100,000     6,192     9,413     14,462    6,192     9,413     14,462
  13        16,739     100,000     100,000     100,000     6,555    10,328     16,503    6,555    10,328     16,503
  14        18,521     100,000     100,000     100,000     6,889    11,261     18,735    6,889    11,261     18,735
  15        20,392     100,000     100,000     100,000     7,194    12,213     21,179    7,194    12,213     21,179

  16        22,356     100,000     100,000     100,000     7,465    13,180     23,854    7,465    13,180     23,854
  17        24,419     100,000     100,000     100,000     7,699    14,160     26,784    7,699    14,160     26,789
  18        26,585     100,000     100,000     100,000     7,893    15,149     29,994    7,893    15,149     29,994
  19        28,859     100,000     100,000     100,000     8,041    16,145     33,512    8,041    16,145     33,512

  20        31,247     100,000     100,000     100,000     8,141    17,145     37,373    8,141    17,145     37,373
age 60      45,102     100,000     100,000     100,000     7,714    22,042     63,312    7,714    22,042     63,312
age 65      62,785     100,000     100,000     129,185     5,182    26,336    105,889    5,182    26,336    105,889

(1)  Assumes no policy loans or partial withdrawals have been made.
(2) Assumes a $900 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE DO NOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------

50      VARIABLE UNIVERSAL LIFE POLICY -- NEW YORK

ILLUSTRATION                                       POLICIES PURCHASED ON OR AFTER MAY 1, 1993 AND BEFORE NOVEMBER 20, 1997
--------------------------------------------------------------------------------------------------------------------------
INITIAL SPECIFIED AMOUNT
$100,000                                                                                   CURRENT COSTS ASSUMED
DEATH BENEFIT OPTION 1                            MALE - AGE 35 NONSMOKER                  ANNUAL PREMIUM $900
--------------------------------------------------------------------------------------------------------------------------
        PREMIUM
        ACCUMULATED  DEATH BENEFIT (1)(2)                 POLICY VALUE (1)(2)              CASH SURRENDER VALUE (1)(2)
END OF  WITH ANNUAL  ASSUMING HYPOTHETICAL GROSS          ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
POLICY  INTEREST     ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF
 YEAR   AT 5%                0%          6%          12%         0%         6%        12%         0%         6%        12%
--------------------------------------------------------------------------------------------------------------------------

  1           $945    $100,000    $100,000    $100,000       $618        $662       $705        $0         $14        $58
  2          1,937     100,000     100,000     100,000      1,226       1,352      1,483       503         628        760
  3          2,979     100,000     100,000     100,000      1,814       2,061      2,329     1,032       1,279      1,547
  4          4,073     100,000     100,000     100,000      2,381       2,790      3,250     1,540       1,949      2,409
  5          5,222     100,000     100,000     100,000      2,929       3,538      4,254     2,029       2,639      3,355

  6          6,428     100,000     100,000     100,000      3,456       4,308      5,350     2,735       3,587      4,629
  7          7,694     100,000     100,000     100,000      3,965       5,101      6,547     3,424       4,560      6,007
  8          9,024     100,000     100,000     100,000      4,452       5,914      7,854     4,091       5,554      7,494
  9         10,420     100,000     100,000     100,000      4,915       6,747      9,279     4,735       6,567      9,099
  10        11,886     100,000     100,000     100,000      5,352       7,598     10,833     5,352       7,598     10,833

  11        13,425     100,000     100,000     100,000      5,763       8,467     12,529     5,763       8,467     12,529
  12        15,042     100,000     100,000     100,000      6,149       9,356     14,384     6,149       9,356     14,384
  13        16,739     100,000     100,000     100,000      6,508      10,263     16,411     6,508      10,263     16,411
  14        18,521     100,000     100,000     100,000      6,837      11,188     18,628     6,837      11,188     18,628
  15        20,392     100,000     100,000     100,000      7,134      12,128     21,053     7,134      12,128     21,053

  16        22,356     100,000     100,000     100,000      7,397      13,082     23,707     7,397      13,082     23,707
  17        24,419     100,000     100,000     100,000      7,625      14,050     26,615     7,625      14,050     26,615
  18        26,585     100,000     100,000     100,000      7,811      15,027     29,800     7,811      15,027     29,800
  19        28,859     100,000     100,000     100,000      7,952      16,008     33,291     7,952      16,008     33,291
  20        31,247     100,000     100,000     100,000      8,042      16,992     37,120     8,042      16,992     37,120

age 60      45,102     100,000     100,000     100,000      7,565      21,792     62,844     7,565      21,792     62,844
age 65      62,785     100,000     100,000     128,223      4,981      25,956    105,101     4,981      25,956    105,101

(1)  Assumes no policy loans or partial withdrawals have been made.
(2) Assumes a $900 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE DO NOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 51

ILLUSTRATION
-------------------------------------------------------------------------------------------------------------------
INITIAL SPECIFIED AMOUNT
$100,000                                                                               CURRENT COSTS ASSUMED
DEATH BENEFIT OPTION 1                          MALE - AGE 35 NONSMOKER                ANNUAL PREMIUM $900
-------------------------------------------------------------------------------------------------------------------
        PREMIUM
        ACCUMULATED  DEATH BENEFIT (1)(2)                POLICY VALUE (1)(2)           CASH SURRENDER VALUE (1)(2)
END OF  WITH ANNUAL  ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS
POLICY  INTEREST     ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF
 YEAR   AT 5%                0%          6%         12%        0%        6%       12%        0%        6%       12%
-------------------------------------------------------------------------------------------------------------------

  1           $945    $100,000    $100,000    $100,000      $618      $662       $705       $0       $14        $58
  2          1,937     100,000     100,000     100,000     1,226     1,352      1,483      503       628        760
  3          2,979     100,000     100,000     100,000     1,814     2,061      2,329    1,032     1,279      1,547
  4          4,073     100,000     100,000     100,000     2,381     2,790      3,250    1,540     1,949      2,409
  5          5,222     100,000     100,000     100,000     2,929     3,538      4,254    2,029     2,639      3,355

  6          6,428     100,000     100,000     100,000     3,445     4,297      5,338    2,724     3,576      4,617
  7          7,694     100,000     100,000     100,000     3,942     5,077      6,522    3,402     4,536      5,982
  8          9,024     100,000     100,000     100,000     4,410     5,869      7,806    4,049     5,509      7,446
  9         10,420     100,000     100,000     100,000     4,859     6,686      9,212    4,679     6,506      9,032
  10        11,886     100,000     100,000     100,000     5,280     7,516     10,742    5,280     7,516     10,742

  11        13,425     100,000     100,000     100,000     5,673     8,362     12,409    5,673     8,362     12,409
  12        15,042     100,000     100,000     100,000     6,038     9,224     14,229    6,038     9,224     14,229
  13        16,739     100,000     100,000     100,000     6,365    10,093     16,208    6,365    10,093     16,208
  14        18,521     100,000     100,000     100,000     6,665    10,979     18,375    6,665    10,979     18,375
  15        20,392     100,000     100,000     100,000     6,929    11,875     20,741    6,929    11,875     20,741

  16        22,356     100,000     100,000     100,000     7,146    12,770     23,318    7,146    12,770     23,318
  17        24,419     100,000     100,000     100,000     7,327    13,675     26,141    7,327    13,675     26,141
  18        26,585     100,000     100,000     100,000     7,462    14,581     29,230    7,462    14,581     29,230
  19        28,859     100,000     100,000     100,000     7,541    15,480     32,608    7,541    15,480     32,608
  20        31,247     100,000     100,000     100,000     7,554    16,360     36,301    7,554    16,360     36,301

age 60      45,102     100,000     100,000     100,000     6,486    20,369     61,016    6,486    20,369     61,056

age 65      62,785     100,000     100,000     124,007     2,602    22,855    101,645    2,602    22,855    101,645

(1)  Assumes no policy loans or partial withdrawals have been made.
(2) Assumes a $900 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE DO NOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------

52      VARIABLE UNIVERSAL LIFE POLICY -- NEW YORK

ILLUSTRATION                                                                  POLICIES PURCHASED BEFORE MAY 1, 1993
-------------------------------------------------------------------------------------------------------------------
INITIAL SPECIFIED AMOUNT
$100,000                                                                               CURRENT COSTS ASSUMED
DEATH BENEFIT OPTION 1                          MALE - AGE 35 NONSMOKER                ANNUAL PREMIUM $900
-------------------------------------------------------------------------------------------------------------------
        PREMIUM
        ACCUMULATED  DEATH BENEFIT (1)(2)                POLICY VALUE (1)(2)           CASH SURRENDER VALUE (1)(2)
END OF  WITH ANNUAL  ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS
POLICY  INTEREST     ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF
 YEAR   AT 5%                0%          6%         12%        0%        6%       12%        0%        6%       12%
-------------------------------------------------------------------------------------------------------------------

  1           $945    $100,000    $100,000    $100,000      $618      $662      $705        $0       $14        $58
  2          1,937     100,000     100,000     100,000     1,226     1,352     1,483       499       625        756
  3          2,979     100,000     100,000     100,000     1,814     2,061     2,329     1,028     1,276      1,544
  4          4,073     100,000     100,000     100,000     2,381     2,790     3,250     1,537     1,945      2,406
  5          5,222     100,000     100,000     100,000     2,929     3,538     4,254     2,028     2,637      3,353

  6          6,428     100,000     100,000     100,000     3,445     4,297     5,338     2,724     3,576      4,617
  7          7,694     100,000     100,000     100,000     3,942     5,077     6,522     3,402     4,536      5,982
  8          9,024     100,000     100,000     100,000     4,410     5,869     7,806     4,049     5,509      7,446
  9         10,420     100,000     100,000     100,000     4,859     6,686     9,212     4,679     6,506      9,032
  10        11,886     100,000     100,000     100,000     5,280     7,516    10,742     5,280     7,516     10,742

  11        13,425     100,000     100,000     100,000     5,673     8,362    12,409     5,673     8,362     12,409
  12        15,042     100,000     100,000     100,000     6,038     9,224    14,229     6,038     9,224     14,229
  13        16,739     100,000     100,000     100,000     6,365    10,093    16,208     6,365    10,093     16,208
  14        18,521     100,000     100,000     100,000     6,665    10,979    18,375     6,665    10,979     18,375
  15        20,392     100,000     100,000     100,000     6,929    11,875    20,741     6,929    11,875     20,741

  16        22,356     100,000     100,000     100,000     7,157    12,780    23,328     7,157    12,780     23,328
  17        24,419     100,000     100,000     100,000     7,338    13,686    26,152     7,338    13,686     26,152
  18        26,585     100,000     100,000     100,000     7,473    14,593    29,242     7,473    14,593     29,242
  19        28,859     100,000     100,000     100,000     7,552    15,492    33,621     7,552    15,492     33,621
  20        31,247     100,000     100,000     100,000     7,564    16,373    36,316     7,564    16,373     36,316

age 60      45,102     100,000     100,000     100,000     7,565    21,792    61,747     7,565    21,792     61,747

age 65      62,785     100,000     100,000     113,472     3,434    23,746    93,010     3,434    23,746     93,010

(1)  Assumes no policy loans or partial withdrawals have been made.
(2) Assumes a $900 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE DO NOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 53

IDS LIFE OF NEW YORK ACCOUNT 8 -- FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS

ANNUAL FINANCIAL INFORMATION

REPORT OF INDEPENDENT AUDITORS
THE BOARD OF DIRECTORS
IDS LIFE INSURANCE COMPANY OF NEW YORK
We have audited the accompanying individual and combined statements of net assets of the segregated asset subaccounts of IDS Life of New York
Account 8 -- Flexible Premium Variable Life Subaccounts (comprised of subaccounts YEQ, YGS, YIN, YIT, YMA, YMM, YGI, YNO and Y04) as of December 31, 1999, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the management of IDS Life Insurance Company of New York. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 with the affiliated mutual fund manager and the unit investment trust sponsor. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual and combined financial position of the segregated asset subaccounts of IDS Life of New York Account 8 -- Flexible Premium Variable Life Subaccounts at December 31, 1999 and the individual and combined results of their operations and the changes in their net assets for the periods described above, in conformity with accounting principles generally accepted in the United States.

ERNST & YOUNG LLP
Minneapolis, Minnesota
March 17, 2000

--------------------------------------------------------------------------------

54      VARIABLE UNIVERSAL LIFE POLICY -- NEW YORK

IDS LIFE OF NEW YORK ACCOUNT 8 -- FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS

STATEMENTS OF NET ASSETS

                                                           SEGREGATED ASSET SUBACCOUNTS
DEC. 31, 1999                                 YEQ          YGS         YIN          YIT          YMA

 ASSETS
--------------------------------------------------------------------------------------------------------
Investments in shares of mutual funds,
  portfolios
  and units of the trust:
    at cost                               $ 50,118,129   $654,876   $6,151,156  $13,639,674  $36,394,006
                                          --------------------------------------------------------------
    at market value                       $104,248,478   $619,477   $5,777,493  $20,113,366  $51,313,357
Dividends receivable                                --      2,867       70,484           --           --
Accounts receivable from IDS Life of New
  York for contract purchase payments           19,977         --       26,202       12,004           --
Receivable from mutual funds, portfolios
  and the
  trust for share redemptions                       --         --           --           --           --
--------------------------------------------------------------------------------------------------------
Total assets                               104,268,455    622,344    5,874,179   20,125,370   51,313,357
--------------------------------------------------------------------------------------------------------

 LIABILITIES
--------------------------------------------------------------------------------------------------------
Payable to IDS Life of New York for:
  Mortality and expense risk fee                78,956        476        4,472       15,236       39,053
  Transaction charge                                --         --           --           --           --
  Contract terminations                             --         68           --           --        1,265
Payable to mutual funds, portfolios and
  the trust
  for investments purchased                         --         --           --           --           --
--------------------------------------------------------------------------------------------------------
Total liabilities                               78,956        544        4,472       15,236       40,318
--------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life
  contracts in
  accumulation period                     $104,189,499   $621,800   $5,869,707  $20,110,134  $51,273,039
--------------------------------------------------------------------------------------------------------
Accumulation units outstanding              14,138,625    283,131    2,493,277    7,011,444   10,457,248
--------------------------------------------------------------------------------------------------------
Net asset value per accumulation unit     $       7.37   $   2.20   $     2.35  $      2.87  $      4.90
--------------------------------------------------------------------------------------------------------

                                                                                               COMBINED
                                                    SEGREGATED ASSET SUBACCOUNTS               VARIABLE
DEC. 31, 1999                                 YMM          YGI          YNO         Y04         ACCOUNT
 ASSETS
--------------------------------------------------------------------------------------------------------
Investments in shares of mutual funds,
  portfolios
  and units of the trust:
    at cost                               $2,353,647   $17,817,451  $13,393,886   $462,677   $140,985,502
                                          -----------
                                          ----------------------------------------------------------------
    at market value                       $2,353,671   $24,670,146  $23,514,494   $669,917   $233,280,399
Dividends receivable                          11,278            --           --         --         84,629
Accounts receivable from IDS Life of New
  York for contract purchase payments             --        93,276       52,031     24,305        227,795
Receivable from mutual funds, portfolios
  and the
  trust for share redemptions                     --        18,698       17,669        641         37,008
----------------------------------------  ----------------------------------------------------------------
Total assets                               2,364,949    24,782,120   23,584,194    694,863    233,629,831
----------------------------------------  ----------------------------------------------------------------
 LIABILITIES
--------------------------------------------------------------------------------------------------------
Payable to IDS Life of New York for:
  Mortality and expense risk fee               1,878        18,698       17,669        502        176,940
  Transaction charge                              --            --           --        139            139
  Contract terminations                       97,287            --           --         --         98,620
Payable to mutual funds, portfolios and
  the trust
  for investments purchased                       --        93,276       52,031     24,305        169,612
----------------------------------------  ----------------------------------------------------------------
Total liabilities                             99,165       111,974       69,700     24,946        445,311
----------------------------------------  ----------------------------------------------------------------
Net assets applicable to Variable Life
  contracts in
  accumulation period                     $2,265,784   $24,670,146  $23,514,494   $669,917   $233,184,520
----------------------------------------  ----------------------------------------------------------------
Accumulation units outstanding             1,336,769    11,738,977    9,519,818    210,069
----------------------------------------  -------------------------------------------------
Net asset value per accumulation unit     $     1.69   $      2.10  $      2.47   $   3.19
----------------------------------------  -------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 55

IDS LIFE OF NEW YORK ACCOUNT 8 -- FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                           SEGREGATED ASSET SUBACCOUNTS
YEAR ENDED DEC. 31, 1999                      YEQ          YGS          YIN          YIT          YMA

 INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------
Dividend income from mutual funds,
  portfolios and the trust                $        --  $    38,762  $   425,512  $   398,665  $ 1,270,807
---------------------------------------------------------------------------------------------------------
Expenses:
Mortality and expense risk fee                585,629        6,215       52,970      137,144      391,502
Transaction charge                                 --           --           --           --           --
---------------------------------------------------------------------------------------------------------
Total expenses                                585,629        6,215       52,970      137,144      391,502
---------------------------------------------------------------------------------------------------------
Investment income (loss) -- net              (585,629)      32,547      372,542      261,521      879,305
---------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
---------------------------------------------------------------------------------------------------------
Realized gain (loss) on sales of
  investments in mutual funds,
  portfolios and the trust:
    Proceeds from sales                     3,258,742      197,166      653,512      634,066    1,793,507
    Cost of investments sold                2,526,521      204,018      678,758      521,229    1,425,666
---------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments       732,221       (6,852)     (25,246)     112,837      367,841
Net change in unrealized appreciation or
  depreciation of
  investments                              45,611,195      (46,785)    (376,233)   4,786,384    8,387,190
---------------------------------------------------------------------------------------------------------
Net gain (loss) on investments             46,343,416      (53,637)    (401,479)   4,899,221    8,755,031
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations               $45,757,787  $   (21,090) $   (28,937) $ 5,160,742  $ 9,634,336
---------------------------------------------------------------------------------------------------------

                                                                                               COMBINED
                                                     SEGREGATED ASSET SUBACCOUNTS              VARIABLE
YEAR ENDED DEC. 31, 1999                      YMM          YGI          YNO          Y04        ACCOUNT
 INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------
Dividend income from mutual funds,
  portfolios and the trust                $    95,076  $   202,377  $   131,852  $        --  $ 2,563,051
----------------------------------------  ---------------------------------------------------------------
Expenses:
Mortality and expense risk fee                 18,496      141,258      115,978        6,276    1,455,468
Transaction charge                                 --           --           --        1,743        1,743
----------------------------------------  ---------------------------------------------------------------
Total expenses                                 18,496      141,258      115,978        8,019    1,457,211
----------------------------------------  ---------------------------------------------------------------
Investment income (loss) -- net                76,580       61,119       15,874       (8,019)   1,105,840
----------------------------------------  ---------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON
---------------------------------------------------------------------------------------------------------
Realized gain (loss) on sales of
  investments in mutual funds,
  portfolios and the trust:
    Proceeds from sales                     3,500,815       94,692      107,800      125,052   10,365,352
    Cost of investments sold                3,500,800       77,841       86,666       82,749    9,104,248
----------------------------------------  ---------------------------------------------------------------
Net realized gain (loss) on investments            15       16,851       21,134       42,303    1,261,104
Net change in unrealized appreciation or
  depreciation of
  investments                                      17    5,089,669    8,641,203      (69,168)  72,023,472
----------------------------------------  ---------------------------------------------------------------
Net gain (loss) on investments                     32    5,106,520    8,662,337      (26,865)  73,284,576
----------------------------------------  ---------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations               $    76,612  $ 5,167,639  $ 8,678,211  $   (34,884) $74,390,416
----------------------------------------  ---------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

56      VARIABLE UNIVERSAL LIFE POLICY -- NEW YORK

IDS LIFE OF NEW YORK ACCOUNT 8 -- FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                           SEGREGATED ASSET SUBACCOUNTS
YEAR ENDED DEC. 31, 1998                      YEQ          YGS          YIN          YIT          YMA

 INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------
Dividend income from mutual funds,
  portfolios and the trust                $ 7,962,668  $    36,677  $   394,066  $   530,817  $ 3,113,690
---------------------------------------------------------------------------------------------------------
Expenses:
Mortality and expense risk fee                437,714        5,325       48,402      101,270      317,793
Transaction charge                                 --           --           --           --           --
---------------------------------------------------------------------------------------------------------
Total expenses                                437,714        5,325       48,402      101,270      317,793
---------------------------------------------------------------------------------------------------------
Investment income (loss) -- net             7,524,954       31,352      345,664      429,547    2,795,897
---------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
---------------------------------------------------------------------------------------------------------
Realized gain (loss) on sales of
  investments
  in mutual funds, portfolios and the
  trust:
    Proceeds from sales                       881,803      118,640      622,887      292,083      810,846
    Cost of investments sold                  697,183      117,394      613,975      264,666      694,915
---------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments       184,620        1,246        8,912       27,417      115,931
Net change in unrealized appreciation or
  depreciation of investments              (3,495,686)       9,354     (117,407)   1,434,548    1,593,673
---------------------------------------------------------------------------------------------------------
Net gain (loss) on investments             (3,311,066)      10,600     (108,495)   1,461,965    1,709,604
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations               $ 4,213,888  $    41,952  $   237,169  $ 1,891,512  $ 4,505,501
---------------------------------------------------------------------------------------------------------

                                                                                               COMBINED
                                                     SEGREGATED ASSET SUBACCOUNTS              VARIABLE
YEAR ENDED DEC. 31, 1998                      YMM          YGI          YNO          Y04        ACCOUNT
 INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------
Dividend income from mutual funds,
  portfolios and the trust                $    67,725  $   130,855  $    52,867  $        --  $12,289,365
----------------------------------------  ---------------------------------------------------------------
Expenses:
Mortality and expense risk fee                 12,392       54,253       44,663        5,273    1,027,085
Transaction charge                                 --           --           --        1,929        1,929
----------------------------------------  ---------------------------------------------------------------
Total expenses                                 12,392       54,253       44,663        7,202    1,029,014
----------------------------------------  ---------------------------------------------------------------
Investment income (loss) -- net                55,333       76,602        8,204       (7,202)  11,260,351
----------------------------------------  ---------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON
---------------------------------------------------------------------------------------------------------
Realized gain (loss) on sales of
  investments
  in mutual funds, portfolios and the
  trust:
    Proceeds from sales                     1,840,441       13,030       17,330      176,797    4,773,857
    Cost of investments sold                1,840,441       11,208       16,292      114,786    4,370,860
----------------------------------------  ---------------------------------------------------------------
Net realized gain (loss) on investments            --        1,822        1,038       62,011      402,997
Net change in unrealized appreciation or
  depreciation of investments                       2    1,579,781    1,225,925       24,229    2,254,419
----------------------------------------  ---------------------------------------------------------------
Net gain (loss) on investments                      2    1,581,603    1,226,963       86,240    2,657,416
----------------------------------------  ---------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations               $    55,335  $ 1,658,205  $ 1,235,167  $    79,038  $13,917,767
----------------------------------------  ---------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 57

IDS LIFE OF NEW YORK ACCOUNT 8 -- FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                           SEGREGATED ASSET SUBACCOUNTS
YEAR ENDED DEC. 31, 1997                      YEQ          YGS          YIN          YIT          YMA

 INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------
Dividend income from mutual funds,
  portfolios and the trust                $ 1,459,523  $    37,545  $   322,998  $   209,995  $ 2,754,122
---------------------------------------------------------------------------------------------------------
Expenses:
Mortality and expense risk fee                354,681        4,929       40,932       62,452      257,676
Transaction charge                                 --           --           --           --           --
---------------------------------------------------------------------------------------------------------
Total expenses                                354,681        4,929       40,932       62,452      257,676
---------------------------------------------------------------------------------------------------------
Investment income (loss) -- net             1,104,842       32,616      282,066      147,543    2,496,446
---------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
---------------------------------------------------------------------------------------------------------
Realized gain (loss) on sales of
  investments
  in mutual funds, portfolios and the
  trust:
    Proceeds from sales                       751,190      227,327      476,335      544,898      679,787
    Cost of investments sold                  596,675      227,369      465,590      504,067      571,899
---------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments       154,515          (42)      10,745       40,831      107,888
Net change in unrealized appreciation or
  depreciation of investments               5,965,530        7,613       17,158       80,848    1,711,453
---------------------------------------------------------------------------------------------------------
Net gain (loss) on investments              6,120,045        7,571       27,903      121,679    1,819,341
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations               $ 7,224,887  $    40,187  $   309,969  $   269,222  $ 4,315,787
---------------------------------------------------------------------------------------------------------

                                                                                               COMBINED
                                                     SEGREGATED ASSET SUBACCOUNTS              VARIABLE
YEAR ENDED DEC. 31, 1997                      YMM          YGI          YNO          Y04        ACCOUNT
 INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------
Dividend income from mutual funds,
  portfolios and the trust                $    49,171  $     3,724  $        --  $        --  $ 4,837,078
----------------------------------------  ---------------------------------------------------------------
Expenses:
Mortality and expense risk fee                  8,873       11,474       10,317        8,890      760,224
Transaction charge                                 --           --           --        1,938        1,938
----------------------------------------  ---------------------------------------------------------------
Total expenses                                  8,873       11,474       10,317       10,828      762,162
----------------------------------------  ---------------------------------------------------------------
Investment income (loss) -- net                40,298       (7,750)     (10,317)     (10,828)   4,074,916
----------------------------------------  ---------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON
---------------------------------------------------------------------------------------------------------
Realized gain (loss) on sales of
  investments
  in mutual funds, portfolios and the
  trust:
    Proceeds from sales                     1,548,607       52,916       56,134      156,382    4,493,576
    Cost of investments sold                1,548,623       50,365       53,706      111,327    4,129,621
----------------------------------------  ---------------------------------------------------------------
Net realized gain (loss) on investments           (16)       2,551        2,428       45,055      363,955
Net change in unrealized appreciation or
  depreciation of investments                       5      180,079      253,559       36,532    8,252,777
----------------------------------------  ---------------------------------------------------------------
Net gain (loss) on investments                    (11)     182,630      255,987       81,587    8,616,732
----------------------------------------  ---------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations               $    40,287  $   174,880  $   245,670  $    70,759  $12,691,648
----------------------------------------  ---------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

58      VARIABLE UNIVERSAL LIFE POLICY -- NEW YORK

IDS LIFE OF NEW YORK ACCOUNT 8 -- FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                            SEGREGATED ASSET SUBACCOUNTS
YEAR ENDED DEC. 31, 1999                      YEQ           YGS          YIN          YIT          YMA

 OPERATIONS
----------------------------------------------------------------------------------------------------------
Investment income (loss) -- net           $   (585,629) $    32,547  $   372,542  $   261,521  $   879,305
Net realized gain (loss) on investments        732,221       (6,852)     (25,246)     112,837      367,841
Net change in unrealized appreciation or
  depreciation of investments               45,611,195      (46,785)    (376,233)   4,786,384    8,387,190
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting
  from operations                           45,757,787      (21,090)     (28,937)   5,160,742    9,634,336
----------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
----------------------------------------------------------------------------------------------------------
Contract purchase payments                   8,551,838       76,884      937,454    2,690,098    5,781,403
Net transfers*                                (266,660)     (29,547)    (297,141)     375,017       16,778
Transfers for policy loans                    (660,439)         972      (47,618)    (148,216)    (416,682)
Policy charges                              (2,555,364)     (52,896)    (339,475)    (548,800)  (1,960,792)
Contract terminations:
  Surrender benefits                        (1,845,102)     (31,234)    (177,402)    (431,146)  (1,049,766)
  Death benefits                              (161,163)          --      (10,084)     (23,806)    (125,555)
----------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                               3,063,110      (35,821)      65,734    1,913,147    2,245,386
----------------------------------------------------------------------------------------------------------
Net assets at beginning of year             55,368,602      678,711    5,832,910   13,036,245   39,393,317
----------------------------------------------------------------------------------------------------------
Net assets at end of year                 $104,189,499  $   621,800  $ 5,869,707  $20,110,134  $51,273,039
----------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
----------------------------------------------------------------------------------------------------------
Units outstanding at beginning of year      13,469,431      300,137    2,465,891    6,172,923    9,922,663
Contract purchase payments                   1,912,015       38,617      398,861    1,178,548    1,366,155
Net transfers*                                 (88,739)     (18,107)    (126,846)     162,379        9,127
Transfers for policy loans                    (152,457)         445      (20,230)     (64,174)     (98,711)
Policy charges                                (569,337)     (23,883)    (144,424)    (241,215)    (463,652)
Contract terminations:
  Surrender benefits                          (392,808)     (14,078)     (75,706)    (186,276)    (248,464)
  Death benefits                               (39,480)          --       (4,269)     (10,741)     (29,870)
----------------------------------------------------------------------------------------------------------
Units outstanding at end of year            14,138,625      283,131    2,493,277    7,011,444   10,457,248
----------------------------------------------------------------------------------------------------------

                                                                                                COMBINED
                                                     SEGREGATED ASSET SUBACCOUNTS               VARIABLE
YEAR ENDED DEC. 31, 1999                      YMM          YGI          YNO          Y04         ACCOUNT
 OPERATIONS
----------------------------------------------------------------------------------------------------------
Investment income (loss) -- net           $    76,580  $    61,119  $    15,874  $    (8,019) $  1,105,840
Net realized gain (loss) on investments            15       16,851       21,134       42,303     1,261,104
Net change in unrealized appreciation or
  depreciation of investments                      17    5,089,669    8,641,203      (69,168)   72,023,472
----------------------------------------  -----------------------------------------------------------------
Net increase (decrease) in net assets
  resulting
  from operations                              76,612    5,167,639    8,678,211      (34,884)   74,390,416
----------------------------------------  -----------------------------------------------------------------
 CONTRACT TRANSACTIONS
----------------------------------------------------------------------------------------------------------
Contract purchase payments                  1,668,505    4,193,541    3,518,254       73,952    27,491,929
Net transfers*                               (978,263)   6,517,721    4,066,144      (35,942)    9,368,107
Transfers for policy loans                    (23,816)     (96,776)    (101,160)     (11,100)   (1,504,835)
Policy charges                               (183,207)    (615,933)    (490,797)     (43,773)   (6,791,037)
Contract terminations:
  Surrender benefits                          (11,484)    (256,831)    (197,525)     (31,946)   (4,032,436)
  Death benefits                               (5,647)     (30,962)     (11,094)          --      (368,311)
----------------------------------------  -----------------------------------------------------------------
Increase (decrease) from contract
  transactions                                466,088    9,710,760    6,783,822      (48,809)   24,163,417
----------------------------------------  -----------------------------------------------------------------
Net assets at beginning of year             1,723,084    9,791,747    8,052,461      753,610   134,630,687
----------------------------------------  -----------------------------------------------------------------
Net assets at end of year                 $ 2,265,784  $24,670,146  $23,514,494  $   669,917  $233,184,520
----------------------------------------  -----------------------------------------------------------------
 ACCUMULATION UNIT ACTIVITY
----------------------------------------------------------------------------------------------------------
Units outstanding at beginning of year      1,054,652    6,205,902    5,471,531      228,803
Contract purchase payments                  1,003,107    2,384,670    2,096,643       22,850
Net transfers*                               (586,229)   3,721,071    2,429,065      (14,852)
Transfers for policy loans                    (14,477)     (55,821)     (61,517)      (3,441)
Policy charges                               (110,009)    (351,569)    (293,045)     (13,473)
Contract terminations:
  Surrender benefits                           (6,877)    (146,760)    (115,821)      (9,818)
  Death benefits                               (3,398)     (18,516)      (7,038)          --
----------------------------------------  --------------------------------------------------
Units outstanding at end of year            1,336,769   11,738,977    9,519,818      210,069
----------------------------------------  --------------------------------------------------

* Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 59

IDS LIFE OF NEW YORK ACCOUNT 8 -- FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                           SEGREGATED ASSET SUBACCOUNTS
YEAR ENDED DEC. 31, 1998                      YEQ          YGS          YIN          YIT          YMA

 OPERATIONS
---------------------------------------------------------------------------------------------------------
Investment income (loss) -- net           $ 7,524,954  $    31,352  $   345,664  $   429,547  $ 2,795,897
Net realized gain (loss) on investments       184,620        1,246        8,912       27,417      115,931
Net change in unrealized appreciation
  or depreciation of investments           (3,495,686)       9,354     (117,407)   1,434,548    1,593,673
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from
  operations                                4,213,888       41,952      237,169    1,891,512    4,505,501
---------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
---------------------------------------------------------------------------------------------------------
Contract purchase payments                  8,276,481      107,907      873,654    2,484,288    5,414,963
Net transfers*                              1,632,511       70,271      306,683      949,063      672,497
Transfers for policy loans                   (597,388)      (6,281)     (59,506)     (88,294)    (474,625)
Policy charges                             (2,260,287)     (46,372)    (322,016)    (469,309)  (1,734,889)
Contract terminations:
  Surrender benefits                       (1,145,779)     (17,975)    (114,726)    (177,402)    (706,720)
  Death benefits                              (91,634)     (11,432)     (28,592)      (5,766)     (72,095)
---------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                              5,813,904       96,118      655,497    2,692,580    3,099,131
---------------------------------------------------------------------------------------------------------
Net assets at beginning of year            45,340,810      540,641    4,940,244    8,452,153   31,788,685
---------------------------------------------------------------------------------------------------------
Net assets at end of year                 $55,368,602  $   678,711  $ 5,832,910  $13,036,245  $39,393,317
---------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
---------------------------------------------------------------------------------------------------------
Units outstanding at beginning of year     11,923,765      256,101    2,183,554    4,819,920    9,079,176
Contracts purchase payments                 2,194,522       49,057      376,239    1,257,681    1,478,004
Net transfers*                                434,065       32,510      132,004      468,519      183,037
Transfers for policy loans                   (157,095)      (2,916)     (25,559)     (44,324)    (130,705)
Policy charges                               (598,903)     (21,244)    (138,639)    (236,945)    (474,255)
Contract terminations:
  Surrender benefits                         (303,797)      (8,261)     (49,418)     (88,984)    (193,111)
  Death benefits                              (23,126)      (5,110)     (12,290)      (2,944)     (19,483)
---------------------------------------------------------------------------------------------------------
Units outstanding at end of year           13,469,431      300,137    2,465,891    6,172,923    9,922,663
---------------------------------------------------------------------------------------------------------

                                                                                                COMBINED
                                                     SEGREGATED ASSET SUBACCOUNTS               VARIABLE
YEAR ENDED DEC. 31, 1998                      YMM          YGI          YNO          Y04         ACCOUNT
 OPERATIONS
---------------------------------------------------------------------------------------------------------
Investment income (loss) -- net           $    55,333  $    76,602  $     8,204  $    (7,202) $ 11,260,351
Net realized gain (loss) on investments            --        1,822        1,038       62,011       402,997
Net change in unrealized appreciation
  or depreciation of investments                    2    1,579,781    1,225,925       24,229     2,254,419
----------------------------------------  -----------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from
  operations                                   55,335    1,658,205    1,235,167       79,038    13,917,767
----------------------------------------  -----------------------------------------------------------------
 CONTRACT TRANSACTIONS
---------------------------------------------------------------------------------------------------------
Contract purchase payments                    656,161    2,530,326    2,188,943       72,980    22,605,703
Net transfers*                                    244    2,932,508    2,341,436      (86,159)    8,819,054
Transfers for policy loans                     16,135      (62,454)     (73,041)     (11,442)   (1,356,896)
Policy charges                               (138,571)    (281,819)    (251,476)     (45,174)   (5,549,913)
Contract terminations:
  Surrender benefits                           (5,617)     (59,290)     (46,630)     (17,973)   (2,292,112)
  Death benefits                              (13,421)          --           --      (13,161)     (236,101)
----------------------------------------  -----------------------------------------------------------------
Increase (decrease) from contract
  transactions                                514,931    5,059,271    4,159,232     (100,929)   21,989,735
----------------------------------------  -----------------------------------------------------------------
Net assets at beginning of year             1,152,818    3,074,271    2,658,062      775,501    98,723,185
----------------------------------------  -----------------------------------------------------------------
Net assets at end of year                 $ 1,723,084  $ 9,791,747  $ 8,052,461  $   753,610  $134,630,687
----------------------------------------  -----------------------------------------------------------------
 ACCUMULATION UNIT ACTIVITY
---------------------------------------------------------------------------------------------------------
Units outstanding at beginning of year        734,855    2,465,393    2,226,094      257,951
Contracts purchase payments                   409,620    1,863,213    1,717,997       22,806
Net transfers*                                 (1,409)   2,172,226    1,815,859      (24,613)
Transfers for policy loans                     10,000      (44,267)     (54,454)      (3,628)
Policy charges                                (86,424)    (207,286)    (197,732)     (14,111)
Contract terminations:
  Surrender benefits                           (3,504)     (43,377)     (36,233)      (5,665)
  Death benefits                               (8,486)          --           --       (3,937)
----------------------------------------  --------------------------------------------------
Units outstanding at end of year            1,054,652    6,205,902    5,471,531      228,803
----------------------------------------  --------------------------------------------------

* Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

60      VARIABLE UNIVERSAL LIFE POLICY -- NEW YORK

IDS LIFE OF NEW YORK ACCOUNT 8 -- FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                           SEGREGATED ASSET SUBACCOUNTS
YEAR ENDED DEC. 31, 1997                      YEQ          YGS          YIN          YIT          YMA

 OPERATIONS
---------------------------------------------------------------------------------------------------------
Investment income (loss) -- net           $ 1,104,842  $    32,616  $   282,066  $   147,543  $ 2,496,446
Net realized gain (loss) on investments       154,515          (42)      10,745       40,831      107,888
Net change in unrealized appreciation or
  depreciation of investments               5,965,530        7,613       17,158       80,848    1,711,453
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from
  operations                                7,224,887       40,187      309,969      269,222    4,315,787
---------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
---------------------------------------------------------------------------------------------------------
Contract purchase payments                  7,441,563      119,153      784,805    2,330,345    4,816,210
Net transfers*                              2,009,267     (100,924)     142,593    1,512,734    1,374,196
Transfers for policy loans                   (598,478)      (5,109)     (66,319)     (61,032)    (441,258)
Policy charges                             (1,997,018)     (46,144)    (286,765)    (361,587)  (1,554,701)
Contract terminations:
  Surrender benefits                       (1,045,185)     (37,707)    (233,575)     (99,532)    (793,080)
  Death benefits                              (69,049)      (6,354)      (6,276)      (1,487)     (16,407)
---------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                              5,741,100      (77,085)     334,463    3,319,441    3,384,960
---------------------------------------------------------------------------------------------------------
Net assets at beginning of year            32,374,823      577,539    4,295,812    4,863,490   24,087,938
---------------------------------------------------------------------------------------------------------
Net assets at end of year                 $45,340,810  $   540,641  $ 4,940,244  $ 8,452,153  $31,788,685
---------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
---------------------------------------------------------------------------------------------------------
Units outstanding at beginning of year     10,218,855      295,283    2,032,494    2,922,492    8,043,384
Contract purchase payments                  2,193,598       60,085      358,800    1,327,806    1,469,705
Net transfers*                                603,566      (51,527)      64,605      866,461      425,487
Transfers for policy loans                   (176,623)      (2,557)     (29,936)     (34,345)    (134,833)
Policy charges                               (588,039)     (23,054)    (131,741)    (205,879)    (475,355)
Contract terminations:
  Surrender benefits                         (308,629)     (19,111)    (107,894)     (55,746)    (244,414)
  Death benefits                              (18,963)      (3,018)      (2,774)        (869)      (4,798)
---------------------------------------------------------------------------------------------------------
Units outstanding at end of year           11,923,765      256,101    2,183,554    4,819,920    9,079,176
---------------------------------------------------------------------------------------------------------

                                                                                                COMBINED
                                                     SEGREGATED ASSET SUBACCOUNTS               VARIABLE
YEAR ENDED DEC. 31, 1997                      YMM          YGI          YNO          Y04         ACCOUNT
 OPERATIONS
---------------------------------------------------------------------------------------------------------
Investment income (loss) -- net           $    40,298  $    (7,750) $   (10,317) $   (10,828)  $ 4,074,916
Net realized gain (loss) on investments           (16)       2,551        2,428       45,055       363,955
Net change in unrealized appreciation or
  depreciation of investments                       5      180,079      253,559       36,532     8,252,777
----------------------------------------  -----------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from
  operations                                   40,287      174,880      245,670       70,759    12,691,648
----------------------------------------  -----------------------------------------------------------------
 CONTRACT TRANSACTIONS
---------------------------------------------------------------------------------------------------------
Contract purchase payments                    890,628      828,706      881,192       91,529    18,184,131
Net transfers*                               (455,707)   2,014,043    1,557,633      (81,712)    7,972,123
Transfers for policy loans                    (71,130)      (5,786)     (11,001)      (9,127)   (1,269,240)
Policy charges                               (104,917)     (68,945)     (77,116)     (46,193)   (4,543,386)
Contract terminations:
  Surrender benefits                          (20,637)     (16,584)     (20,126)     (37,839)   (2,304,265)
  Death benefits                              (43,028)          --           --           --      (142,601)
----------------------------------------  -----------------------------------------------------------------
Increase (decrease) from contract
  transactions                                195,209    2,751,434    2,330,582      (83,342)   17,896,762
----------------------------------------  -----------------------------------------------------------------
Net assets at beginning of year               917,322      147,957       81,810      788,084    68,134,775
----------------------------------------  -----------------------------------------------------------------
Net assets at end of year                 $ 1,152,818  $ 3,074,271  $ 2,658,062  $   775,501   $98,723,185
----------------------------------------  -----------------------------------------------------------------
 ACCUMULATION UNIT ACTIVITY
---------------------------------------------------------------------------------------------------------
Units outstanding at beginning of year        605,111      147,682       83,723      290,576
Contract purchase payments                    577,058      697,652      805,177       32,546
Net transfers*                               (292,656)   1,695,960    1,434,487      (32,030)
Transfers for policy loans                    (45,562)      (4,945)      (9,924)      (3,167)
Policy charges                                (68,238)     (57,282)     (69,750)     (16,379)
Contract terminations:
  Surrender benefits                          (13,385)     (13,674)     (17,619)     (13,595)
  Death benefits                              (27,473)          --           --           --
----------------------------------------  --------------------------------------------------
Units outstanding at end of year              734,855    2,465,393    2,226,094      257,951
----------------------------------------  --------------------------------------------------

* Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 61

IDS LIFE OF NEW YORK ACCOUNT 8 -- FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

IDS Life of New York Account 8 (the Variable Account) was established under New York law on Sept. 12, 1985 as a segregated asset account of IDS Life Insurance Company of New York (IDS Life of New York). The Variable Account is registered as a single unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Operations of the Variable Account commenced on
Aug. 31, 1987.

The Variable Account is comprised of various subaccounts. Each subaccount invests exclusively in shares of the following portfolios and funds (the Funds) or in the Trust. The Funds are registered under the 1940 Act as diversified, open-end management investment companies. The Trust is registered under the 1940 Act as a unit investment trust. The Funds have the following investment managers and the Trust has the following sponsor.

SUBACCOUNT  INVESTS EXCLUSIVELY IN SHARES OF
-------------------------------------------------------------------------------------------
YEQ         IDS Life Series Fund -- Equity Portfolio
YGS         IDS Life Series Fund -- Government Securities Portfolio
YIN         IDS Life Series Fund -- Income Portfolio
YIT         IDS Life Series Fund -- International Equity Portfolio
YMA         IDS Life Series Fund -- Managed Portfolio
YMM         IDS Life Series Fund -- Money Market Portfolio
YGI         AIM V.I. Growth and Income Fund
YNO         Putnam VT New Opportunities Fund - Class IA Shares
Y04         2004 Trust
-------------------------------------------------------------------------------------------

SUBACCOUNT  INVESTMENT MANAGER/SPONSOR
----------  ---------------------------------------------------
YEQ         IDS Life Insurance Company(1)
YGS         IDS Life Insurance Company(1)
YIN         IDS Life Insurance Company(1)
YIT         IDS Life Insurance Company(1)
YMA         IDS Life Insurance Company(1)
YMM         IDS Life Insurance Company(1)
YGI         A I M Management Group Inc.
YNO         Putnam Investment Management, Inc.
Y04         Salomon Smith Barney Inc.
----------

(1)  American Express Financial Corporation (AEFC) is the investment advisor.

The assets of each subaccount of the Variable Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by IDS Life of New York.

American Express Financial Advisors Inc., an affiliate of IDS Life of New York, serves as distributor of the Flexible Premium Variable Life Policy.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS IN THE FUNDS
Investments in shares of the Funds are stated at market value which is the net asset value per share as determined by the respective Fund. Investment transactions are accounted for on the date the shares are purchased and sold. The cost of investments sold and redeemed is determined on the average cost method. Dividend distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as income by the subaccounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccounts' share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

--------------------------------------------------------------------------------

62      VARIABLE UNIVERSAL LIFE POLICY -- NEW YORK

IDS LIFE OF NEW YORK ACCOUNT 8 -- FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS

INVESTMENTS IN THE TRUST
Investments in units of the Trust are stated at market value which is the net asset value per unit as determined by the Trust. Investment transactions are accounted for on the date the units are purchased and sold. The cost of investments sold and redeemed is determined on the average cost method.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccount's share of the Trust's undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
IDS Life of New York is taxed as a life insurance company. The Variable Account is treated as part of IDS Life of New York for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Variable Account.

3. MORTALITY AND EXPENSE RISK FEE AND POLICY CHARGES
IDS Life of New York makes contractual assurances to the Variable Account that possible future adverse changes in administrative expenses and mortality experience of the policy owners and beneficiaries will not affect the Variable Account. The mortality and expense risk fee paid to IDS Life of New York is computed daily and is equal on an annual basis to 0.9% of the daily net asset value of the subaccount. A monthly deduction is made for the cost of insurance and the policy fee. The cost of insurance for the policy month is determined on the monthly date by determining the net amount at risk, as of that day, and by then applying the cost of insurance rates to the net amount at risk which IDS Life of New York is assuming for the succeeding month. The monthly deduction will be taken from the subaccounts as specified in the application for the policy.

IDS Life of New York deducts a policy fee of $5 per month. This charge reimburses IDS Life of New York for expenses incurred in administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners of policies. IDS Life of New York does not anticipate that it will make any profit on this charge.

4. DEATH BENEFIT GUARANTEE CHARGE AND OPTIONAL INSURANCE BENEFIT CHARGE
For each policy month the death benefit guarantee is in effect, IDS Life of New York deducts a charge of $.01 per $1,000 of the amount used to determine the death benefit (specified amount) and $.01 per $1,000 coverage under the other insured rider to compensate it for the risk assumed in providing the death benefit guarantee.

Each month IDS Life of New York deducts charges for any optional insurance benefits added to the policy by rider.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 63

IDS LIFE OF NEW YORK ACCOUNT 8 -- FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS

5. PREMIUM EXPENSE CHARGE
IDS Life of New York deducts charges for two separate items from each premium payment. The total of these charges is called the premium expense charge. Details regarding these two charges follows.

A sales charge of 2.5% of each premium payment will be deducted to compensate IDS Life of New York for expenses in distributing the policy, including agents' compensation, advertising and printing the prospectus and sales literature.

The policy provides that a charge of 1% of each premium payment will be deducted to cover the premium taxes imposed by the state of New York.

6. TRANSACTION CHARGE
IDS Life of New York makes a daily charge against the assets of each subaccount investing in the Trust. This charge is intended to reimburse IDS Life of New York for the transaction charge paid directly by IDS Life of New York to Salomon Smith Barney Inc. on the sale of the Trust units to the Variable Account. IDS Life of New York pays these amounts from its general account assets. The amount of the asset charge is equivalent to an effective annual rate of 0.25% of the account value invested in the Trust. This amount may be increased in the future but in no event will it exceed an effective annual rate of 0.5% of the account value. The charge will be cost-based (taking into account a loss of interest) with no anticipated element of profit for IDS Life of New York.

7. SURRENDER CHARGE
There are surrender charges for full surrenders in the first 10 years of the policy and for 10 years following an increase in specified amount. They are generally level for 5 years and decreasing the next 5 years. The surrender charge is based on the specified amount, the insured's age, sex and smoker class and the total gross premium paid. Charges by IDS Life of New York for surrenders are not identified on an individual segregated asset account basis. Charges for all segregated asset accounts amounted to $993,347 in 1999, $886,431 in 1998 and $688,445 in 1997. Such charges are not treated as a separate expense of the subaccounts or Variable Account. They are ultimately deducted from surrender benefits paid by IDS Life of New York.

8. INVESTMENT IN SHARES/UNITS
The subaccounts' investment in shares of the Funds and units of the Trust as of Dec. 31, 1999 were as follows:

SUBACCOUNT  INVESTMENT                           SHARES/UNITS   NAV
---------------------------------------------------------------------
            IDS Life Series Fund -- Equity
YEQ         Portfolio                              2,092,703   $49.82
            IDS Life Series Fund -- Government
YGS         Securities Portfolio                      64,436     9.61
            IDS Life Series Fund -- Income
YIN         Portfolio                                616,847     9.37
            IDS Life Series Fund --
YIT         International Equity Portfolio           834,669    24.10
            IDS Life Series Fund -- Managed
YMA         Portfolio                              2,221,289    23.10
            IDS Life Series Fund -- Money
YMM         Market Portfolio                       2,353,853     1.00
YGI         AIM V.I. Growth and Income Fund          780,948    31.59
            Putnam VT New Opportunities Fund -
YNO         Class IA Shares                          540,066    43.54
Y04         2004 Trust                               913,486     0.73
---------------------------------------------------------------------

--------------------------------------------------------------------------------

64      VARIABLE UNIVERSAL LIFE POLICY -- NEW YORK

IDS LIFE OF NEW YORK ACCOUNT 8 -- FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS

9. INVESTMENT TRANSACTIONS
The subaccounts' purchases of the Funds' shares or Trust units, including reinvestment of dividend distributions, were as follows:

                                                     YEAR ENDED DEC. 31,
SUBACCOUNT  INVESTMENT                         1999         1998         1997
---------------------------------------------------------------------------------
            IDS Life Series Fund -- Equity
YEQ         Portfolio                       $ 5,795,202  $14,149,333  $ 7,620,803
            IDS Life Series Fund --
            Government Securities
YGS         Portfolio                           191,569      247,569      172,859
            IDS Life Series Fund -- Income
YIN         Portfolio                           999,574    1,624,048    1,092,864
            IDS Life Series Fund --
YIT         International Equity Portfolio    2,811,966    3,401,869    4,017,372
            IDS Life Series Fund --
YMA         Managed Portfolio                 4,958,516    6,658,468    6,573,036
            IDS Life Series Fund -- Money
YMM         Market Portfolio                  4,131,370    2,410,705    1,784,114
            AIM V.I. Growth and Income
YGI         Fund                              9,859,243    5,153,905    2,798,870
            Putnam VT New Opportunities
YNO         Fund - Class IA Shares            6,901,504    4,188,738    2,378,386
Y04         2004 Trust                           67,467       76,978       53,932
---------------------------------------------------------------------------------
            Combined Variable Account       $35,716,411  $37,911,613  $26,492,236
---------------------------------------------------------------------------------

10. YEAR 2000 (UNAUDITED)
The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which could have a material impact on the operations of IDS Life of New York and the Variable Account. All of the major systems used by IDS Life of New York and the Variable Account are maintained by AEFC and are utilized by multiple subsidiaries and affiliates of AEFC. IDS Life of New York's and the Variable Account's businesses are heavily dependent upon AEFC's computer systems and have significant interaction with systems of third parties.

A comprehensive review of AEFC's computer systems and business processes, including those specific to IDS Life of New York and the Variable Account, was conducted to identify the major systems that could be affected by the Year 2000 issue. Steps were taken to resolve any potential problems including modification to existing software and the purchase of new software. As of Dec. 31, 1999, AEFC had completed its program of corrective measures on its internal systems and applications, including Year 2000 compliance testing. As of Dec. 31, 1999, AEFC had also completed an evaluation of the Year 2000 readiness of third parties whose system failures could have an impact on IDS Life of New York's and the Variable Account's operations.

AEFC's Year 2000 project also included establishing Year 2000 contingency plans for all key business units. Business continuation plans, which address business continuation in the event of a system disruption, are in place for all key business units. As of Dec. 31, 1999, these plans had been amended to include specific Year 2000 considerations.

In assessing its Year 2000 initiatives and the results of actual production since Jan. 1, 2000, management believes no material adverse consequences were experienced, and there was no material effect on IDS Life of New York's and the Variable Account's business, results of operations, or financial condition as a result of the Year 2000 issue.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 65

IDS LIFE OF NEW YORK ACCOUNT 8 -- FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS

CONDENSED FINANCIAL INFORMATION
(UNAUDITED)

The following tables give per-unit information about the financial history of each subaccount.

YEAR ENDED DEC. 31,     1999     1998     1997     1996    1995    1994    1993    1992    1991          1990
-------------------------------------------------------------------------------------------------------------

SUBACCOUNT YEQ (INVESTING IN SHARES OF IDS LIFE SERIES FUND -- EQUITY PORTFOLIO)
Accumulation unit
  value at
  beginning of
  period               $4.11    $3.80    $3.17    $2.66   $1.94   $1.91   $1.70   $1.63   $0.98      $1.04
Accumulation unit
  value at end of
  period               $7.37    $4.11    $3.80    $3.17   $2.66   $1.94   $1.91   $1.70   $1.63      $0.98
Number of
  accumulation
  units outstanding
  at end of period
  (000 omitted)       14,139   13,469   11,924   10,219   7,545   6,265   4,382   2,916   1,668      1,061
-------------------------------------------------------------------------------------------------------------

SUBACCOUNT YGS (INVESTING IN SHARES OF IDS LIFE SERIES FUND -- GOVERNMENT SECURITIES PORTFOLIO)
Accumulation unit
  value at
  beginning of
  period               $2.26    $2.11    $1.96    $1.94   $1.66   $1.76   $1.58   $1.50   $1.30      $1.23
Accumulation unit
  value at end of
  period               $2.20    $2.26    $2.11    $1.96   $1.94   $1.66   $1.76   $1.58   $1.50      $1.30
Number of
  accumulation
  units outstanding
  at end of period
  (000 omitted)          283      300      256      295     301     284     244     159     112         69
-------------------------------------------------------------------------------------------------------------

SUBACCOUNT YIN (INVESTING IN SHARES OF IDS LIFE SERIES FUND -- INCOME PORTFOLIO)
Accumulation unit
  value at
  beginning of
  period               $2.37    $2.26    $2.11    $2.06   $1.72   $1.81   $1.59   $1.47   $1.29      $1.23
Accumulation unit
  value at end of
  period               $2.35    $2.37    $2.26    $2.11   $2.06   $1.72   $1.81   $1.59   $1.47      $1.29
Number of
  accumulation
  units outstanding
  at end of period
  (000 omitted)        2,493    2,466    2,184    2,032   1,614   1,408   1,308     744     517        369
-------------------------------------------------------------------------------------------------------------

SUBACCOUNT YIT(1) (INVESTING IN SHARES OF IDS LIFE SERIES FUND -- INTERNATIONAL EQUITY PORTFOLIO)
Accumulation unit
  value at
  beginning of
  period               $2.11    $1.75    $1.66    $1.36   $0.98   $1.00      --      --      --         --
Accumulation unit
  value at end of
  period               $2.87    $2.11    $1.75    $1.66   $1.36   $0.98      --      --      --         --
Number of
  accumulation
  units outstanding
  at end of period
  (000 omitted)        7,011    6,173    4,820    2,922     759     130      --      --      --         --
-------------------------------------------------------------------------------------------------------------

SUBACCOUNT YMA (INVESTING IN SHARES OF IDS LIFE SERIES FUND -- MANAGED PORTFOLIO)
Accumulation unit
  value at
  beginning of
  period               $3.97    $3.50    $2.99    $2.64   $2.24   $2.24   $1.89   $1.73   $1.32      $1.23
Accumulation unit
  value at end of
  period               $4.90    $3.97    $3.50    $2.99   $2.64   $2.24   $2.24   $1.89   $1.73      $1.32
Number of
  accumulation
  units outstanding
  at end of period
  (000 omitted)       10,457    9,923    9,079    8,043   6,737   6,000   4,308   2,720   1,912      1,236
-------------------------------------------------------------------------------------------------------------

SUBACCOUNT YMM (INVESTING IN SHARES OF IDS LIFE SERIES FUND -- MONEY MARKET PORTFOLIO)
Accumulation unit
  value at
  beginning of
  period               $1.63    $1.57    $1.52    $1.46   $1.39   $1.35   $1.33   $1.29   $1.24      $1.16
Accumulation unit
  value at end of
  period               $1.69    $1.63    $1.57    $1.52   $1.46   $1.39   $1.35   $1.33   $1.29      $1.24
Number of
  accumulation
  units outstanding
  at end of period
  (000 omitted)        1,337    1,055      735      605     352     196     193     147     191        167
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

66      VARIABLE UNIVERSAL LIFE POLICY -- NEW YORK

IDS LIFE OF NEW YORK ACCOUNT 8 -- FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS

YEAR ENDED DEC. 31,     1999     1998     1997     1996    1995    1994    1993    1992    1991          1990
-------------------------------------------------------------------------------------------------------------

SUBACCOUNT YGI(2) (INVESTING IN SHARES OF AIM V.I. GROWTH AND INCOME FUND)
Accumulation unit
  value at
  beginning of
  period               $1.58    $1.25    $1.00    $1.00      --      --      --      --      --         --
Accumulation unit
  value at end of
  period               $2.10    $1.58    $1.25    $1.00      --      --      --      --      --         --
Number of
  accumulation
  units outstanding
  at end of period
  (000 omitted)       11,739    6,206    2,465      148      --      --      --      --      --         --
-------------------------------------------------------------------------------------------------------------

SUBACCOUNT YNO(2) (INVESTING IN SHARES OF PUTNAM VT NEW OPPORTUNITIES FUND) - CLASS IA SHARES
Accumulation unit
  value at
  beginning of
  period               $1.47    $1.19    $0.98    $1.00      --      --      --      --      --         --
Accumulation unit
  value at end of
  period               $2.47    $1.47    $1.19    $0.98      --      --      --      --      --         --
Number of
  accumulation
  units outstanding
  at end of period
  (000 omitted)        9,520    5,472    2,226       84      --      --      --      --      --         --
-------------------------------------------------------------------------------------------------------------

SUBACCOUNT Y04 (INVESTING IN SHARES OF 2004 TRUST)
Accumulation unit
  value at
  beginning of
  period               $3.29    $3.01    $2.71    $2.79   $2.16   $2.41   $2.00   $1.85   $1.55      $1.51
Accumulation unit
  value at end of
  period               $3.19    $3.29    $3.01    $2.71   $2.79   $2.16   $2.41   $2.00   $1.85      $1.55
Number of
  accumulation
  units outstanding
  at end of period
  (000 omitted)          210      229      258      291     279     248     207     183     153        146
-------------------------------------------------------------------------------------------------------------

(1)  Operations commenced on Oct. 28, 1994.
(2)  Operations commenced on Nov. 22, 1996.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 67

IDS LIFE INSURANCE COMPANY OF NEW YORK
FINANCIAL INFORMATION

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS
IDS LIFE INSURANCE COMPANY OF NEW YORK
We have audited the accompanying balance sheets of IDS Life Insurance Company of New York (a wholly-owned subsidiary of IDS Life Insurance Company) as of December 31, 1999 and 1998, and the related statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Life Insurance Company of New York at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.

ERNST & YOUNG LLP
February 3, 2000
Minneapolis, Minnesota

--------------------------------------------------------------------------------

                                      IDS LIFE INSURANCE COMPANY OF NEW YORK F-1

IDS LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS

DECEMBER 31, ($ THOUSANDS)                   1999         1998
 ASSETS
-----------------------------------------------------------------
Investments:
  Fixed maturities:
    Held to maturity, at amortized cost
    (fair value:
    1999, $432,004; 1998, $503,909)       $  434,343   $  473,592
    Available for sale, at fair value
    (amortized cost:
    1999, $579,014; 1998, $561,325)          555,574      578,591
-----------------------------------------------------------------
                                             989,917    1,052,183
Mortgage loans on real estate                154,062      166,835
Policy loans                                  27,528       25,421
Other investments                                 --          566
-----------------------------------------------------------------
    Total investments                      1,171,507    1,245,005
Cash and cash equivalents                      8,131        3,007
Amounts recoverable from reinsurers            6,914        4,077
Accounts receivable                              567          842
Premiums due                                     199          204
Accrued investment income                     18,365       19,893
Deferred policy acquisition costs            136,229      129,477
Deferred income taxes                          3,881           --
Other assets                                     723        1,042
Separate account assets                    1,957,703    1,491,679
-----------------------------------------------------------------
Total assets                              $3,304,219   $2,895,226
-----------------------------------------------------------------

 LIABILITIES AND STOCKHOLDER'S EQUITY
-----------------------------------------------------------------
Liabilities:
Future policy benefits:
Fixed annuities                           $  821,992   $  875,507
Universal life-type insurance                156,420      152,195
Traditional life, disability income and
  long-term care insurance                    64,278       55,910
Policy claims and other policyholders'
  funds                                        2,584        3,105
Deferred income taxes                             --        7,912
Amounts due to brokers                            --        4,507
Other liabilities                             21,432       24,945
Separate account liabilities               1,957,703    1,491,679
-----------------------------------------------------------------
Total liabilities                          3,024,409    2,615,760
-----------------------------------------------------------------
Stockholder's equity:
  Capital stock, $10 par value per
  share;
200,000 shares authorized, issued and
  outstanding                                  2,000        2,000
Additional paid-in capital                    49,000       49,000
Accumulated other comprehensive (loss)
  income:
Net unrealized securities (losses) gains     (14,966)      11,014
-----------------------------------------------------------------
Retained earnings                            243,776      217,452
-----------------------------------------------------------------
Total stockholder's equity                   279,810      279,466
-----------------------------------------------------------------
Total liabilities and stockholder's
  equity                                  $3,304,219   $2,895,226
=================================================================

See accompanying notes.

--------------------------------------------------------------------------------

F-2      IDS LIFE INSURANCE COMPANY OF NEW YORK

IDS LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF INCOME

YEARS ENDED DECEMBER 31, ($ THOUSANDS)                          1999       1998       1997
 REVENUES:
--------------------------------------------------------------------------------------------
Traditional life, disability income and long-term care
  insurance premiums                                          $ 15,613   $ 13,852   $ 12,376
Policyholder and contractholder charges                         22,502     20,467     18,319
Mortality and expense risk fees                                 17,019     13,980     11,312
Net investment income                                           95,514    100,871    106,274
Net realized gains on investments                                1,386      2,163        547
--------------------------------------------------------------------------------------------
Total revenues                                                 152,034    151,333    148,828
--------------------------------------------------------------------------------------------

 BENEFITS AND EXPENSE:
--------------------------------------------------------------------------------------------
Death and other benefits:
Traditional life, disability income and long-term care
  insurance                                                      5,579      5,553      3,633
Universal life-type insurance and investment contracts           6,313      4,320      3,852
Increase in liabilities for future policy benefits for for
  traditional life, disability income and long-term care
  insurance                                                      6,098      3,662      3,979
Interest credited on universal life-type insurance and
  investment contracts                                          50,767     55,073     62,294
Amortization of deferred policy acquisition costs               15,787     18,362     17,201
Other insurance and operating expenses                           9,925      8,917     10,220
--------------------------------------------------------------------------------------------
Total benefits and expenses                                     94,469     95,887    101,179
--------------------------------------------------------------------------------------------
Income before income taxes                                      57,565     55,446     47,649
Income taxes                                                    19,241     19,098     16,471
--------------------------------------------------------------------------------------------
Net income                                                    $ 38,324   $ 36,348   $ 31,178
============================================================================================

See accompanying notes.

--------------------------------------------------------------------------------

                                      IDS LIFE INSURANCE COMPANY OF NEW YORK F-3

IDS LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                            ACCUMULATED
                                                                                               OTHER
                                                        TOTAL                  ADDITIONAL  COMPREHENSIVE
                                                    STOCKHOLDER'S   CAPITAL     PAID-IN    (LOSS) INCOME,   RETAINED
THREE YEARS ENDED DECEMBER 31, 1999 ($ THOUSANDS)      EQUITY        STOCK      CAPITAL      NET OF TAX     EARNINGS
 COMPREHENSIVE INCOME:
---------------------------------------------------------------------------------------------------------------------
Balance, December 31, 1996                            $ 229,863     $ 2,000     $ 49,000       $  6,937     $171,926
Net income                                               31,178          --           --             --       31,178
Unrealized holding gains arising during the year,
  net of deferred policy acquisition costs of ($1)
  and taxes of ($3,412)                                   6,337          --           --          6,337           --
Reclassification adjustment for gains included in
  net income, net of tax of $54                             (99)         --           --            (99)          --
Other comprehensive income                                6,238          --           --          6,238           --
---------------------------------------------------------------------------------------------------------------------
Comprehensive income                                     37,416                                      --           --
Cash dividends to parent                                (10,000)         --           --             --      (10,000)
---------------------------------------------------------------------------------------------------------------------

 COMPREHENSIVE INCOME:
---------------------------------------------------------------------------------------------------------------------
Balance, December 31, 1997                              257,279       2,000       49,000         13,175      193,104
Net income                                               36,348          --           --             --       36,348
Unrealized holding losses arising during the year,
  net of deferred policy acquisition costs of $22
  and taxes of $1,415                                    (2,628)         --           --         (2,628)          --
Reclassification adjustment for losses included in
  net income, net of tax of ($252)                          467          --           --            467           --
---------------------------------------------------------------------------------------------------------------------
Other comprehensive loss                                 (2,161)         --           --         (2,161)          --
Comprehensive income                                     34,187                                      --           --
---------------------------------------------------------------------------------------------------------------------
Cash dividends to parent                                (12,000)         --           --             --      (12,000)
---------------------------------------------------------------------------------------------------------------------
Balance, December 31, 1998                              279,466       2,000       49,000         11,014      217,452

 COMPREHENSIVE INCOME:
---------------------------------------------------------------------------------------------------------------------
Balance, December 31, 1998                              279,466       2,000       49,000         11,014      217,452
Net income                                               38,324          --           --             --       38,324
Unrealized holding losses arising during the year,
  net of deferred policy acquisition costs of $737
  and of taxes of $13,537                               (25,140)         --           --        (25,140)          --
Reclassification adjustment for gains included in
  net income, net of tax of $452                           (840)         --           --           (840)          --
---------------------------------------------------------------------------------------------------------------------
Other comprehensive loss                                (25,980)         --           --        (25,980)          --
Comprehensive income                                     12,344                                      --           --
---------------------------------------------------------------------------------------------------------------------
Cash dividends to parent                                (12,000)         --           --             --      (12,000)
---------------------------------------------------------------------------------------------------------------------
Balance, December 31, 1999                            $ 279,810     $ 2,000     $ 49,000       $(14,966)    $243,776
---------------------------------------------------------------------------------------------------------------------

See accompanying notes.

--------------------------------------------------------------------------------

F-4      IDS LIFE INSURANCE COMPANY OF NEW YORK

IDS LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, ($ THOUSANDS)                          1999        1998        1997
 CASH FLOWS FROM OPERATING ACTIVITIES:
-----------------------------------------------------------------------------------------------
Net income                                                    $  38,324   $  36,348   $  31,178
Adjustments to reconcile net income to net cash provided by
  operating activities:
Policy loans, excluding universal life-type insurance:
Issuance                                                         (3,063)     (3,110)     (3,073)
Repayment                                                         2,826       2,660       1,897
Change in accrued investment income                               1,528         312         863
Change in amounts recoverable from reinsurer                     (2,837)     (1,760)     (1,345)
Change in premiums due                                                5         (12)        (50)
Change in accounts receivable                                       275        (119)        218
Change in other assets                                              319         (47)        (95)
Change in deferred policy acquisition costs, net                 (6,015)     (2,841)     (7,431)
Change in liabilities for future policy benefits for
  traditional life, disability income and long-term care
  insurance                                                       8,368       5,441       5,131
Change in policy claims and other policyholders' funds             (522)       (908)        858
Deferred income tax provision (benefit)                           2,196      (2,369)       (960)
Change in other liabilities                                      (3,513)     (3,986)      3,468
Accretion of discount, net                                       (1,794)       (342)       (352)
Net realized gain on investments                                 (1,386)     (2,163)       (547)
Policyholder and contractholder charges, non-cash                (9,875)     (9,661)     (8,772)
Other, net                                                        1,859         118         715
-----------------------------------------------------------------------------------------------
Net cash provided by operating activities                     $  26,695   $  17,561   $  21,703

 CASH FLOWS FROM INVESTING ACTIVITIES:
-----------------------------------------------------------------------------------------------
Fixed maturities held to maturity:
Maturities, sinking fund payments and calls                   $  37,852   $  46,629   $  36,511
Sales                                                               790      16,173      12,616
Fixed maturities available for sale:
Purchases                                                      (155,690)    (86,072)   (101,818)
Maturities, sinking fund payments and calls                      50,515      96,578      84,229
Sales                                                            89,683      13,180      27,055
Other investments, excluding policy loans:
Purchases                                                        (3,598)     (9,121)    (33,243)
Sales                                                            16,671      21,113      14,233
Change in amounts due from brokers                                   --          --         995
Change in amounts due to brokers                                 (4,507)    (24,547)     26,047
-----------------------------------------------------------------------------------------------
Net cash provided by investing activities                        31,716      73,933      66,625

 CASH FLOWS FROM FINANCING ACTIVITIES:
-----------------------------------------------------------------------------------------------
Activity related to universal life-type insurance and
  investment contracts:
Considerations received                                          68,978      76,009     112,732
Surrenders and death benefits                                  (159,161)   (205,946)   (251,259)
Interest credited to account balances                            50,767      55,073      62,294
Universal life-type insurance policy loans:
Issuance                                                         (5,057)     (5,222)     (4,848)
Repayment                                                         3,186       3,599       2,753
Cash dividend to parent                                         (12,000)    (12,000)    (10,000)
-----------------------------------------------------------------------------------------------
Net cash used in financing activities                           (53,287)    (88,487)    (88,328)
-----------------------------------------------------------------------------------------------
Net increase in cash and cash equivalents                         5,124       3,007          --
Cash and cash equivalents at beginning of year                    3,007          --          --
-----------------------------------------------------------------------------------------------
Cash and cash equivalents at end of year                      $   8,131   $   3,007   $      --
-----------------------------------------------------------------------------------------------

See accompanying notes.

--------------------------------------------------------------------------------

                                      IDS LIFE INSURANCE COMPANY OF NEW YORK F-5

NOTES TO FINANCIAL STATEMENTS ($ THOUSANDS)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS
IDS Life Insurance Company of New York (the Company) is engaged in the insurance and annuity business in the state of New York. The Company's principal products are deferred annuities and universal life insurance which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities are offered as well. The Company's insurance products include universal life (fixed and variable), whole life, single premium life and term products (including waiver of premium and accidental death benefits). The Company also markets disability income and long-term care insurance.

BASIS OF PRESENTATION
The Company is a wholly owned subsidiary of IDS Life Insurance Company (IDS
Life), which is a wholly owned subsidiary of American Express Financial Corporation (AEFC), which is a wholly owned subsidiary of American Express Company. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States which vary in certain respects from reporting practices prescribed or permitted by the New York Department of Insurance as reconciled in Note 11.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS
Fixed maturities that the Company has both the positive intent and the ability to hold to maturity are classified as held to maturity and carried at amortized cost. All other fixed maturities and all marketable equity securities are classified as available for sale and carried at fair value. Unrealized gains and losses on securities classified as available for sale are reported as a separate component of accumulated other comprehensive (loss) income, net of deferred policy acquisition costs and deferred income taxes.

Realized investment gains or losses are determined on an identified cost basis.

Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

Mortgage loans on real estate are carried at amortized cost less reserves for mortgage loan losses. The estimated fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities.

Impairment of mortgage loans is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. The amount of the impairment is recorded in an allowance for mortgage loan losses. The allowance for mortgage loan losses is maintained at a level that management believes is adequate to absorb estimated losses in the portfolio. The level of the allowance account is determined based on several factors, including historical experience, expected future principal and interest payments, estimated collateral

--------------------------------------------------------------------------------

F-6      IDS LIFE INSURANCE COMPANY OF NEW YORK
values, and current economic and political conditions. Management regularly evaluates the adequacy of the allowance for mortgage loan losses.

The Company generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

The cost of interest rate caps is amortized to investment income over the life of the contracts and payments received as a result of these agreements are recorded as investment income when realized.

Policy loans are carried at the aggregate of the unpaid loan balances which do not exceed the cash surrender values of the related policies.

When evidence indicates a decline, which is other than temporary, in the underlying value or earning power of individual investments, such investments are written down to the fair value by a charge to income.

STATEMENTS OF CASH FLOWS
The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost which approximates fair value.

Supplementary information to the statements of cash flows for the years ended December 31 is summarized as follows:

                                      1999     1998     1997
--------------------------------------------------------------
Cash paid during the year for:
Income taxes                         $20,670  $22,470  $17,811
Interest on borrowings                   124    1,600    1,026

RECOGNITION OF PROFITS ON ANNUITY CONTRACTS AND INSURANCE POLICIES
Profits on fixed deferred annuities are recognized by the Company over the lives of the contracts, using primarily the interest method. Profits represent the excess of investment income earned from investment of contract considerations over interest credited to contract owners and other expenses.

The retrospective deposit method is used in accounting for universal life-type insurance. This method recognizes profits over the lives of the policies in proportion to the estimated gross profits expected to be realized.

Premiums on traditional life, disability income and long-term care insurance policies are recognized as revenue when due, and related benefits and expenses are associated with premium revenue in a manner that results in recognition of profits over the lives of the insurance policies. This association is accomplished by means of the provision for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

Policyholder and contractholder charges include the monthly cost of insurance charges, issue and administrative fees and surrender charges. These charges also include the minimum death benefit guarantee fees received from the variable life insurance separate accounts. Mortality and expense fees are received from the variable annuity and variable life insurance separate accounts.

DEFERRED POLICY ACQUISITION COSTS
The costs of acquiring new business, principally sales compensation, policy issue costs, underwriting and certain sales expenses, have been deferred on insurance and annuity contracts. The deferred acquisition costs for most single premium deferred annuities

--------------------------------------------------------------------------------

                                      IDS LIFE INSURANCE COMPANY OF NEW YORK F-7
and installment annuities are amortized primarily using the interest method. The costs for universal life-type insurance and certain installment annuities are amortized as a percentage of the estimated gross profits expected to be realized on the policies. For traditional life, disability income and long-term care insurance policies, the costs are amortized over an appropriate period in proportion to premium revenue.

Amortization of deferred policy acquisition costs requires the use of assumptions including interest margins, mortality margins, persistency rates, maintenance expense levels and, for variable products, separate account performance. For universal life-type insurance and deferred annuities, actual experience is reflected in the Company's amortization models monthly. As actual experience differs from the current assumptions, management considers the need to change key assumptions underlying the amortization models prospectively. The impact of changing prospective assumptions is reflected in the period that such changes are made and is generally referred to as an unlocking adjustment. Net unlocking adjustments in 1999, 1998 and 1997 were not significant.

LIABILITIES FOR FUTURE POLICY BENEFITS
Liabilities for universal-life type insurance and fixed and variable deferred annuities are accumulation values.

Liabilities for equity indexed deferred annuities are determined as the present value of guaranteed benefits and the intrinsic value of index-based benefits.

Liabilities for future benefits on traditional life insurance are based on the net level premium method, using anticipated mortality, policy persistency and interest earning rates. Anticipated mortality rates are based on established industry mortality tables. Anticipated policy persistency rates vary by policy form, issue age and policy duration with persistency on cash value plans generally anticipated to be better than persistency on term insurance plans. Anticipated interest rates range from 4% to 10%, depending on policy form, issue year and policy duration.

Liabilities for future disability income and long-term care policy benefits include both policy reserves and claim reserves. Policy reserves are based on the net level premium method, using anticipated morbidity, mortality, policy persistency and interest earning rates. Anticipated morbidity and mortality rates are based on established industry morbidity and mortality tables. Anticipated policy persistency rates vary by policy form, issue age, policy duration and, for disability income policies, occupation class. Anticipated interest rates for disability income and long-term care policy reserves are 3% to 9.5% at policy issue and grade to ultimate rates of 5% to 7% over 4 to 10 years.

Claim reserves are calculated based on claim continuance tables and anticipated interest earnings. Anticipated claim continuance rates are based on established industry tables. Anticipated interest rates for claim reserves for both disability income and long-term care range from 5% to 8%.

REINSURANCE
The maximum amount of life insurance risk retained by the Company is $750 on any policy insuring a single life and $1,500 on any policy insuring a joint-life combination. Risk not retained is reinsured with other life insurance companies, primarily on a yearly renewable term basis. Long-term care policies are primarily reinsured on a coinsurance basis. The Company retains all disability income and waiver of premium risk. Beginning in 2000, the Company will retain all accidental death benefit risk.

FEDERAL INCOME TAXES
The Company's taxable income is included in the consolidated federal income tax return of American Express Company. The Company provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American

--------------------------------------------------------------------------------

F-8      IDS LIFE INSURANCE COMPANY OF NEW YORK

Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

Included in other liabilities at December 31, 1999 and 1998 are $366, and $3,647, respectively, payable to IDS Life for federal income taxes.

SEPARATE ACCOUNT BUSINESS
The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners. The Company receives mortality and expense risk fees from the variable annuity separate accounts.

The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, the Company guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. The Company also guarantees that the death benefit will continue payable at the initial level regardless of investment performance so long as minimum premium payments are made.

ACCOUNTING CHANGES
American Institute of Certified Public Accountants (AICPA) Statement of Position
(SOP) 98-1, "Accounting for Costs of Computer Software Developed or Obtained for Internal Use" became effective January 1, 1999. The SOP requires the capitalization of certain costs incurred after the date of adoption to develop or obtain software for internal use. Software utilized by the Company is owned by AEFC and capitalized by AEFC. As a result, the new rule did not have a material impact on the Company's results of operations or financial condition.

Effective January 1, 1999, the Company adopted AICPA SOP 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments," providing guidance for the timing of recognition of liabilities related to guaranty fund assessments. The Company had historically carried a balance in other liabilities on the balance sheet for potential guaranty fund assessment exposure. Adoption of the SOP did not have a material impact on the Company's results of operations or financial condition.

In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," which is effective January 1, 2001. This Statement establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. The accounting for changes in the fair value of a derivative depends on the intended use of the derivative and the resulting designation. The ultimate financial effect of the new rule will be measured based on the derivatives in place at adoption and cannot be estimated at this time.

PERMITTED STATUTORY ACCOUNTING PRACTICES
The Company's statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the New York Insurance Department. Currently, "prescribed" statutory practices are interspersed throughout state insurance laws and regulations, the NAIC ACCOUNTING PRACTICES AND PROCEDURES MANUAL and a variety of other NAIC publications. "Permitted"

--------------------------------------------------------------------------------

                                      IDS LIFE INSURANCE COMPANY OF NEW YORK F-9
statutory accounting practices encompass all accounting practices that are not prescribed: such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

In 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the State of New York must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Insurance Department. New York has not yet made a decision regarding whether or not it will accept Codification. While management has not yet determined the impact of Codification to the Company's statutory-basis financial statements, it does not believe the impact will be material.

RECLASSIFICATIONS
Certain 1998 and 1997 amounts have been reclassified to conform to the 1999 presentation.

2. INVESTMENTS

Fair values of investments in fixed maturities represent quoted market prices and estimated values when quoted prices are not available. Estimated values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings of comparable issues, price estimates and market data from independent brokers and financial files.

The amortized cost, gross unrealized gains and losses and fair value of investments in fixed maturities at December 31, 1999 are as follows:

                                                     GROSS       GROSS
                                    AMORTIZED      UNREALIZED  UNREALIZED      FAIR
HELD TO MATURITY                      COST           GAINS       LOSSES        VALUE
----------------------------------------------------------------------------------------
U.S. Government agency
  obligations                       $  2,490        $    20     $   150      $  2,360
Corporate bonds and
  obligations                        384,241          6,066       7,058       383,249
Mortgage-backed securities            47,612            103       1,320        46,395
----------------------------------------------------------------------------------------
                                    $434,343        $ 6,189     $ 8,528      $432,004
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

                                             GROSS       GROSS
                                AMORTIZED  UNREALIZED  UNREALIZED    FAIR
AVAILABLE FOR SALE                COST       GAINS       LOSSES      VALUE
----------------------------------------------------------------------------
State and municipal
  obligations                   $    104    $     6     $    --    $    110
Corporate bonds and
  obligations                    374,846      2,324      20,325     356,845
Mortgage-backed securities       204,064        580       6,025     198,619
----------------------------------------------------------------------------
                                $579,014    $ 2,910     $26,350    $555,574
----------------------------------------------------------------------------
----------------------------------------------------------------------------

--------------------------------------------------------------------------------

F-10      IDS LIFE INSURANCE COMPANY OF NEW YORK

The amortized cost, gross unrealized gains and losses and fair value of investments in fixed maturities at December 31, 1998 are as follows:

                                             GROSS       GROSS
                                AMORTIZED  UNREALIZED  UNREALIZED    FAIR
HELD TO MATURITY                  COST       GAINS       LOSSES      VALUE
----------------------------------------------------------------------------
U.S. Government agency
  obligations                   $  2,871    $   159     $    --    $  3,030
Corporate bonds and
  obligations                    417,648     29,795         474     446,969
Mortgage-backed securities        53,073        844           7      53,910
----------------------------------------------------------------------------
                                $473,592    $30,798     $   481    $503,909
----------------------------------------------------------------------------
----------------------------------------------------------------------------

                                             GROSS       GROSS
                                AMORTIZED  UNREALIZED  UNREALIZED    FAIR
AVAILABLE FOR SALE                COST       GAINS       LOSSES      VALUE
----------------------------------------------------------------------------
State and municipal
  obligations                   $    105    $     9     $    --    $    114
Corporate bonds and
  obligations                    336,985     15,939       6,296     346,628
Mortgage-backed securities       224,235      7,614          --     231,849
----------------------------------------------------------------------------
                                $561,325    $23,562     $ 6,296    $578,591
----------------------------------------------------------------------------
----------------------------------------------------------------------------

The amortized cost and fair value of investments in fixed maturities at December 31, 1999 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                 AMORTIZED    FAIR
HELD TO MATURITY                                   COST      VALUE
--------------------------------------------------------------------
Due in one year or less                          $ 14,966   $ 15,118
Due from one to five years                        213,933    214,972
Due from five to ten years                        111,707    111,314
Due in more than ten years                         46,125     44,205
Mortgage-backed securities                         47,612     46,395
--------------------------------------------------------------------
                                                 $434,343   $432,004
--------------------------------------------------------------------
--------------------------------------------------------------------

                                                 AMORTIZED    FAIR
AVAILABLE FOR SALE                                 COST      VALUE
--------------------------------------------------------------------
Due in one year or less                          $ 14,422   $ 14,657
Due from one to five years                         37,204     37,477
Due from five to ten years                        214,169    203,150
Due in more than ten years                        109,155    101,671
Mortgage-backed securities                        204,064    198,619
--------------------------------------------------------------------
                                                 $579,014   $555,574
--------------------------------------------------------------------
--------------------------------------------------------------------

During the years ended December 31, 1999, 1998 and 1997, fixed maturities classified as held to maturity were sold with amortized cost of $790, $16,175 and $12,737, respectively. Net gains and losses on these sales were not significant. The sale of these fixed maturities was due to significant deterioration in the issuers' creditworthiness.

Fixed maturities available for sale were sold during 1999 with proceeds of $89,683 and gross realized gains and losses of $1,917 and $625, respectively. Fixed maturities available for sale were sold during 1998 with proceeds of $13,180 and gross realized gains and

--------------------------------------------------------------------------------

                                     IDS LIFE INSURANCE COMPANY OF NEW YORK F-11
losses of $1,159 and $440, respectively. Fixed maturities available for sale were sold during 1997 with proceeds of $27,055 and gross realized gains and losses of $461 and $309, respectively.

At December 31, 1999, bonds carried at $254 were on deposit with the state of New York as required by law.

At December 31, 1999, investments in fixed maturities comprised 85 percent of the Company's total invested assets. These securities are rated by Moody's and Standard & Poor's (S&P), except for securities carried at approximately $147 million which are rated by AEFC internal analysts using criteria similar to Moody's and S&P. A summary of investments in fixed maturities, at amortized cost, by rating on December 31 is as follows:

RATING                                       1999        1998
----------------------------------------------------------------
Aaa/AAA                                   $  250,577  $  280,669
Aa/AA                                         12,992      15,815
Aa/A                                          25,489      16,327
A/A                                          150,187     151,838
A/BBB                                         68,417      68,640
Baa/BBB                                      354,331     366,776
Baa/BB                                        23,562      39,666
Below investment grade                       127,802      95,186
----------------------------------------------------------------
                                          $1,013,357  $1,034,917
----------------------------------------------------------------
----------------------------------------------------------------

At December 31, 1999, 94 percent of the securities rated Aaa/AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer are greater than one percent of the Company's total investments in fixed maturities.

At December 31, 1999, approximately 13 percent of the Company's investments were mortgage loans on real estate. Summaries of mortgage loans by region of the United States and by type of real estate are as follows:

                                   DECEMBER 31, 1999        DECEMBER 31, 1998
                                ON BALANCE  COMMITMENTS  ON BALANCE  COMMITMENTS
REGION                            SHEET     TO PURCHASE    SHEET     TO PURCHASE
--------------------------------------------------------------------------------
West North Central               $ 22,686      $ --       $ 24,725      $ --
East North Central                 25,195        --         29,134        59
South Atlantic                     31,748        --         34,175       598
Middle Atlantic                    17,672        --         18,350        --
Pacific                             6,751        --          9,706        --
Mountain                           35,608        --         36,636        --
New England                         8,209        --          7,851        --
East South Central                  7,394        --          7,521        --
West South Central                      0        --            237        --
--------------------------------------------------------------------------------
                                  155,262        --        168,335       657
Less allowance for losses           1,200        --          1,500        --
--------------------------------------------------------------------------------
                                 $154,062      $ --       $166,835      $657
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

F-12      IDS LIFE INSURANCE COMPANY OF NEW YORK

                                   DECEMBER 31, 1999        DECEMBER 31, 1998
                                ON BALANCE  COMMITMENTS  ON BALANCE  COMMITMENTS
PROPERTY TYPE                     SHEET     TO PURCHASE    SHEET     TO PURCHASE
--------------------------------------------------------------------------------
Apartments                       $ 54,118      $ --       $ 59,019      $ --
Department/retail stores           49,810        --         54,018       624
Office buildings                   22,090        --         23,902        --
Industrial buildings               16,938        --         18,590        33
Nursing/retirement                  5,058        --          5,153        --
Medical buildings                   7,248        --          7,416        --
Hotels/motels                          --        --            237        --
--------------------------------------------------------------------------------
                                  155,262        --        168,335       657
Less allowance for losses           1,200        --          1,500        --
--------------------------------------------------------------------------------
                                 $154,062      $ --       $166,835      $657
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Mortgage loan fundings are restricted by state insurance regulatory authority to 80 percent or less of the market value of the real estate at the time of origination of the loan. The Company holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. The fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities. Commitments to purchase mortgages are made in the ordinary course of business. The fair value of the mortgage commitments is $nil.

At December 31, 1999 and 1998, the Company's recorded investment in impaired loans was $nil and $1,268, with allowances of $nil and $300, respectively. During 1999 and 1998, the average recorded investment in impaired loans was $nil and $1,282, respectively.

The Company recognized $2, $123 and $126 of interest income related to impaired loans for the years ended December 31, 1999, 1998 and 1997, respectively.

The following table presents changes in the allowance for investment losses related to all loans:

                                      1999    1998    1997
-----------------------------------------------------------
Balance, January 1                   $1,500  $1,500  $1,300
Provision (reduction) for
  investment losses                    (300)     --     200
-----------------------------------------------------------
Balance, December 31                 $1,200  $1,500  $1,500
-----------------------------------------------------------
-----------------------------------------------------------

Net investment income for the years ended December 31 is summarized as follows:

                                      1999      1998      1997
----------------------------------------------------------------
Interest on fixed maturities         $78,342  $ 85,164  $ 92,007
Interest on mortgage loans            12,895    14,599    14,228
Other investment income                4,764     3,365     1,715
Interest on cash equivalents             350        64        91
----------------------------------------------------------------
                                      96,351   103,192   108,041
Less investment expenses                 837     2,321     1,767
----------------------------------------------------------------
                                     $95,514  $100,871  $106,274
----------------------------------------------------------------
----------------------------------------------------------------

--------------------------------------------------------------------------------

                                     IDS LIFE INSURANCE COMPANY OF NEW YORK F-13

Net realized gains (losses) on investments for the years ended December 31 is summarized as follows:

                                      1999    1998    1997
-----------------------------------------------------------
Fixed maturities                     $1,086  $2,018  $  844
Mortgage loans                          300      --    (200)
Other investments                        --     145     (97)
-----------------------------------------------------------
                                     $1,386  $2,163  $  547
-----------------------------------------------------------
-----------------------------------------------------------

Changes in net unrealized appreciation (depreciation) of investments for the years ended December 31 are summarized as follows:

                                       1999     1998     1997
--------------------------------------------------------------
Fixed maturities available for sale  $(40,706) $(3,347) $9,599

3. INCOME TAXES

The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The income tax expense (benefit) for the years ending December 31 consists of the following:

                                      1999     1998     1997
--------------------------------------------------------------
Federal income taxes:
Current                              $16,426  $20,192  $16,371
Deferred                               2,196   (2,369)    (960)
--------------------------------------------------------------
                                      18,622   17,823   15,411
State income taxes-current               619    1,275    1,060
--------------------------------------------------------------
Income tax expense                   $19,241  $19,098  $16,471
--------------------------------------------------------------
--------------------------------------------------------------

Increases (decreases) to the income tax provision applicable to pretax income based on the statutory rate are attributable to:

                                 1999              1998              1997
                           PROVISION  RATE   PROVISION  RATE   PROVISION  RATE
-------------------------------------------------------------------------------
Federal income taxes
  based on the statutory
  rate                      $20,148   35.0%   $19,406   35.0%   $16,677   35.0%
Increases (decreases) are
  attributable to:
Tax-excluded interest and
  dividend income              (509)  (0.9)      (660)  (1.2)      (569)  (1.2)
State tax, net of federal
  benefit                       402    0.7        829    1.5        689    1.4
Other, net                     (800)  (1.4)      (477)  (0.9)      (326)  (0.6)
-------------------------------------------------------------------------------
Total income taxes          $19,241   33.4%   $19,098   34.4%   $16,471   34.6%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

A portion of life insurance company income earned prior to 1984 was not subject to current taxation but was accumulated, for tax purposes, in a "policyholders' surplus account." At December 31, 1999, the Company had a policyholders' surplus account balance of $798. The policyholders' surplus account is only taxable if dividends to the stockholder exceed the stockholder's surplus account or if the Company is liquidated. Deferred income taxes of $279 have not been established because no distributions of such amounts are contemplated.

--------------------------------------------------------------------------------

F-14      IDS LIFE INSURANCE COMPANY OF NEW YORK

Significant components of the Company's deferred income tax assets and liabilities as of December 31 are as follows:

                                           1999     1998
----------------------------------------------------------
Deferred income tax assets:
Policy reserves                           $28,245  $29,318
Investments                                 6,980       --
Other                                       6,690    6,502
----------------------------------------------------------
Total deferred income tax assets           41,915   35,820
----------------------------------------------------------
----------------------------------------------------------
Deferred income tax liabilities:
Deferred policy acquisition costs          38,033   36,673
Investments                                    --    7,059
----------------------------------------------------------
Total deferred income tax liabilities      38,033   43,732
----------------------------------------------------------
Net deferred income tax assets
  (liabilities)                           $ 3,882  ($7,912)
----------------------------------------------------------
----------------------------------------------------------

The Company is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets and, therefore, no such valuation allowance has been established.

4. STOCKHOLDER'S EQUITY

Retained earnings available for distribution as dividends to IDS Life are limited to the Company's surplus as determined in accordance with accounting practices prescribed by the New York Department of Insurance. All dividend distributions must be approved by the New York Department of Insurance. Statutory unassigned surplus aggregated $155,952 and $132,702 as of December 31, 1999 and 1998, respectively (see Note 3 with respect to the income tax effect of certain distributions and Note 11 for a reconciliation of net income and stockholder's equity per the accompanying financial statements to statutory net income and surplus).

BENEFIT PLANS

The Company participates in the American Express Company Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. Employer contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. The Company's share of the total net periodic pension cost was $27, $37 and $39 in 1999, 1998 and 1997, respectively.

The Company has a "Sales Benefit Plan" which is an unfunded, noncontributory retirement plan for all eligible financial advisors. Total plan costs for 1999, 1998 and 1997, which are calculated on the basis of commission earnings of the individual financial advisors, were $1,446, $1,480 and $1,965, respectively. Such costs are included in deferred policy acquisition costs.

The Company also participates in defined contribution pension plans of American Express Company which cover all employees who have met certain employment requirements. Company contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 1999, 1998 and 1997 were $218, $252 and $312, respectively.

--------------------------------------------------------------------------------

                                     IDS LIFE INSURANCE COMPANY OF NEW YORK F-15

The Company participates in defined benefit health care plans of AEFC that provide health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service-related eligibility requirements. Upon retirement, such employees are considered to have been employees of AEFC. Costs of these plans charged to operations in 1999, 1998 and 1997 were $nil.

6. INCENTIVE PLAN AND RELATED PARTY OPERATING EXPENSES

The Company maintains a "Persistency Payment Plan." Under the terms of this plan, financial advisors earn additional compensation based on the volume and persistency of insurance sales. The total costs for the plan for 1999, 1998 and 1997 were $96, $140 and $1,490, respectively. Such costs are included in deferred policy acquisition costs.

Charges by IDS Life and AEFC for the use of joint facilities, marketing services and other services aggregated $13,042, $9,403 and $11,589 for 1999, 1998 and 1997, respectively. Certain of these costs are included in deferred policy acquisition costs.

7. COMMITMENTS AND CONTINGENCIES

In January 2000, AEFC reached an agreement in principle to settle three class-action lawsuits. The Company had been named as a co-defendant in one of these lawsuits. It is expected the settlement will provide $215 million of benefits to more than 2 million participants. The agreement in principle to settle also provides for release by class members of all insurance and annuity market conduct claims dating back to 1985 and is subject to a number of contingencies including a definitive agreement and court approval. The portion of the settlement allocated to the Company did not have a material impact on the Company's financial position or results from operations.

At December 31, 1999 and 1998, traditional life insurance and universal life-type insurance in force aggregated $5,448,451 and $4,941,727 respectively, of which $272,276 and $248,280 were reinsured at the respective year ends.

In addition, the Company has a stop loss reinsurance agreement with IDS Life covering ordinary life benefits. IDS Life agrees to pay all death benefits incurred each year which exceed 125 percent of normal claims, where normal claims are defined in the agreement as .095 percent of the mean retained life insurance in force. Premiums ceded to IDS Life amounted to $150, $134 and $115 for the years ended December 31, 1999, 1998 and 1997, respectively. Claim recoveries under the terms of this reinsurance agreement were $nil, $nil and $963 in 1999, 1998 and 1997, respectively.

Premiums ceded to reinsurers other than IDS Life amounted to $2,873, $2,178 and $1,583 for the years ended December 31, 1999, 1998 and 1997, respectively. Claim recoveries from reinsurers other than IDS Life amounted to $473, $228 and $1,366 for the years ended December 31, 1999, 1998 and 1997, respectively.

Reinsurance contracts do not relieve the Company from its primary obligations to policyholders.

The Company has an agreement to assume a block of extended term life insurance business. The amount of insurance in force related to this agreement was $237,038 and $267,806 at December 31, 1999 and 1998, respectively. The accompanying statement of income includes premiums of $nil for the years ended December 31, 1999, 1998 and 1997, and decreases in liabilities for future policy benefits of $1,277, $1,742 and $1,889 related to this agreement for the years ended December 31, 1999, 1998 and 1997, respectively.

--------------------------------------------------------------------------------

F-16      IDS LIFE INSURANCE COMPANY OF NEW YORK

8. LINES OF CREDIT

The Company has an available line of credit with AEFC aggregating $25,000. The interest rate for any borrowing is established by reference to various indicies plus 20 to 45 basis points depending on the term. There were no borrowings outstanding under this agreement at December 31, 1999 or 1998.

9. DERIVATIVE FINANCIAL INSTRUMENTS

The Company enters into transactions involving derivative financial instruments to manage its exposure to interest rate risk, including hedging specific transactions. The Company does not hold derivative instruments for trading purposes. The Company manages risks associated with these instruments as described below.

Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate. The Company is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions.

Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. The Company monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty and industry, and requiring collateral, where appropriate. The Company's counterpart is rated A or better by Moody's and Standard & Poor's.

Credit risk related to interest rate caps is measured by replacement cost of the contracts. The replacement cost represents the fair value of the instruments.

The notional or contract amount of a derivative financial instrument is generally used to calculate the cash flows that are received or paid over the life of the agreement. Notional amounts are not recorded on the balance sheet. Notional amounts far exceed the related credit exposure.

The Company's holdings of derivative financial instruments are as follows:

                                           NOTIONAL    CARRYING      FAIR     TOTAL CREDIT
DECEMBER 31, 1999                           AMOUNT      AMOUNT      VALUE       EXPOSURE
------------------------------------------------------------------------------------------
Assets:
  Interest rate caps                       $200,000      $ --        $ --         $ --
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

DECEMBER 31, 1998
------------------------------------------------------------------------------------------
Assets:
  Interest rate caps                       $200,000      $566        $ 2          $ 2
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

The fair values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate caps expire in the year 2000.

Interest rate caps are used to manage the Company's exposure to interest rate risk. These instruments are used primarily to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders.

--------------------------------------------------------------------------------

                                     IDS LIFE INSURANCE COMPANY OF NEW YORK F-17

10. FAIR VALUES OF FINANCIAL INSTRUMENTS

The Company discloses fair value information for most on- and off-balance sheet financial instruments for which it is practicable to estimate that value. Fair values of life insurance obligations, receivables and all non-financial instruments, such as deferred acquisition costs, are excluded. Off-balance sheet intangible assets, such as the value of the field force, are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of the Company, therefore, cannot be estimated by aggregating the amounts presented.

                                         1999                    1998
                                 CARRYING      FAIR      CARRYING      FAIR
FINANCIAL ASSETS                  AMOUNT      VALUE       AMOUNT      VALUE
------------------------------------------------------------------------------
Investments:
  Fixed maturities (Note 2):
    Held to maturity            $  434,343  $  432,004  $  473,592  $  503,909
    Available for sale             555,574     555,574     578,591     578,591
  Mortgage loans on real
    estate (Note 2)                154,062     152,942     166,835     178,559
  Other:
    Derivative financial
      instruments (Note 9)              --          --         566           2
    Separate accounts assets
      (Note 1)                   1,957,703   1,957,703   1,491,679   1,491,679

                                         1999                    1998
                                 CARRYING      FAIR      CARRYING      FAIR
FINANCIAL LIABILITIES             AMOUNT      VALUE       AMOUNT      VALUE
------------------------------------------------------------------------------
Future policy benefits for
  fixed annuities               $  732,752  $  715,213  $  788,780  $  765,430
Separate account liabilities     1,722,028   1,668,067   1,355,430   1,302,422

At December 31, 1999 and 1998, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $83,646 and $81,358, respectively, and policy loans of $5,594 and $5,369, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 1999 and 1998. The fair value of deferred annuities is estimated as the carrying amount less any surrender charges and related loans. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 1999 and 1998.

At December 31, 1999 and 1998, the fair value of liabilities related to separate accounts is estimated as the carrying amount less applicable surrender charges and less variable insurance contracts carried at $235,675 and $136,249, respectively.

--------------------------------------------------------------------------------

F-18      IDS LIFE INSURANCE COMPANY OF NEW YORK

11. STATUTORY INSURANCE ACCOUNTING PRACTICES

Reconciliations of net income for the years ended December 31 and stockholder's equity at December 31, as shown in the accompanying financial statements, to that determined using statutory accounting practices are as follows:

                                       1999      1998      1997
-----------------------------------------------------------------
Net income, per accompanying
  financial statements               $ 38,324  $ 36,348  $ 31,178
Deferred policy acquisition costs      (6,015)   (2,841)   (7,432)
Adjustments of future policy
  benefit liabilities                  (4,615)   (6,199)   (4,928)
Deferred income tax benefit             2,196    (2,369)     (960)
Provision for losses on investments      (161)      862       296
IMR gain/loss transfer and
  amortization                           (154)   (1,451)     (119)
Adjustment to separate account
  reserves                              5,498     2,767    10,267
Other, net                                766      (350)      430
-----------------------------------------------------------------
Net income, on basis of statutory
  accounting practices               $ 35,839  $ 26,767  $ 28,732
-----------------------------------------------------------------
-----------------------------------------------------------------
Stockholder's equity, per
  accompanying financial statements  $279,810  $279,466  $257,279
Deferred policy acquisition costs    (136,229) (129,477) (126,614)
Adjustments of future policy
  benefit liabilities                   2,845     4,697     9,452
Deferred income taxes                  (3,881)    7,912    11,445
Asset valuation reserve               (16,164)  (15,516)  (16,698)
Adjustments of separate account
  liabilities                          61,721    56,223    53,456
Adjustments of investments to
  amortized cost                       23,440   (17,266)  (20,613)
Premiums due, deferred and advance      1,485     1,381     1,237
Deferred revenue liability              3,021     2,482     1,941
Allowance for losses                    1,200     1,500     1,645
Non-admitted assets                      (421)     (450)     (552)
Interest maintenance reserve           (3,155)   (3,001)   (1,551)
Other, net                             (5,416)   (2,915)   (1,463)
-----------------------------------------------------------------
Stockholder's equity, on basis of
  statutory accounting practices     $208,256  $185,036  $168,963
-----------------------------------------------------------------
-----------------------------------------------------------------

12. YEAR 2000 (UNAUDITED)

The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which could have a material impact on the operations of the Company. All of the major systems used by the Company are maintained by AEFC and are utilized by multiple subsidiaries and affiliates of AEFC. The Company's businesses are heavily dependent upon AEFC's computer systems and have significant interaction with systems of third parties.

A comprehensive review of AEFC's computer systems and business processes, including those specific to the Company, was conducted to identify the major systems that could be affected by the Year 2000 issue. Steps were taken to resolve potential problems including modification to existing software and the purchase of new software. As of December 31, 1999, AEFC had completed its program of corrective measures on its internal systems and applications, including Year 2000 compliance testing. As of December 31, 1999, AEFC had also completed an evaluation of the Year 2000 readiness of other third parties whose system failures could have an impact on the Company's operations.

--------------------------------------------------------------------------------

                                     IDS LIFE INSURANCE COMPANY OF NEW YORK F-19

AEFC's Year 2000 project also included establishing Year 2000 contingency plans for all key business units. Business continuation plans, which address business continuation in the event of a system disruption, are in place for all key business units. At December 31, 1999, these plans had been amended to include specific Year 2000 considerations.

In assessing its Year 2000 initiatives and the results of actual production since January 1, 2000, management believes no material adverse consequences were experienced, and there was no material effect on the Company's business, results of operations, or financial condition as a result of the Year 2000 issue.

--------------------------------------------------------------------------------

F-20      IDS LIFE INSURANCE COMPANY OF NEW YORK


(REG2)

                                     PART II

                          UNDERTAKINGS TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission hereto or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

The By-Laws of IDS Life Insurance Company of New York provide that:

         To the extent permitted and in the manner prescribed by law, the Corporation shall indemnify any person made, or threatened to be made, a party to any action, suit or proceeding, civil or criminal, by reason of the fact that he, his testator or intestate, is or was Director or Officer of the Corporation or of any other corporation of any type or kind, domestic or foreign, which he served in any capacity at the request of the Corporation, against judgments, fines, amounts paid in settlement and reasonable expenses (which the Corporation may advance), including attorneys' fees, actually and necessarily incurred as a result of such action, suit or proceeding, or any appeal therein.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940.

The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

CONTENTS  OF  POST-EFFECTIVE  AMENDMENT  NO. 19 TO  REGISTRATION  STATEMENT  NO.
33-15290

This Post-Effective Amendment No. 19 to Registration Statement No. 33-15290 comprises the following papers and documents:

         The facing sheet.

         The prospectus consisting of 67 pages.

         The undertakings to file reports.

         The signatures.

         The following exhibits:

1        A.  Copies of all exhibits required by paragraph A of instructions for Exhibits in Form N-8B-2 to the Registration Statement.

                  (1) Resolution of Board of Directors of IDS Life of New York authorizing the Trust, adopted September 12, 1985, filed electronically as Exhibit 1.A.(1) to Registrant's Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-15290 is incorporated herein by reference.

                  (2)      Not applicable.

                  (3)      (a)      Not applicable.

                           (b)     i)       Explanation  of New York  Sales
                                            Agreements, filed electronically as
                                            Exhibit 1.A.(3)(b)(i) to
                                            Registrant's Form N-8B-2 with Post-
                                            Effective  Amendment No. 11, File
                                            No. 33-15290 is incorporated herein
                                            by reference.

                                    ii)     Form of Personal Financial Planner's
                                            Agreement    with   IDS    Financial
                                            Services Inc., filed  electronically
                                            as   Exhibit    1.A.(3)(b)(ii)    to
                                            Registrant's    Form   N-8B-2   with
                                            Post-Effective   Amendment  No.  11,
                                            File No.  33-15290  is  incorporated
                                            herein by reference.

                                    iii)    Form of Personal Financial Planner's
                                            Agreement  with IDS  Life  Insurance
                                            Company    of   New   York,    filed
                                            electronically       as      Exhibit
                                            1.A.(3)(b)(iii) to Registrant's Form
                                            N-8B-2 with Post-Effective Amendment
                                            No.  11,   File  No.   33-15290   is
                                            incorporated herein by reference.

                                    iv)     Form of "Field  Trainer's"  Rider to
                                            Personal     Financial     Planner's
                                            Agreement,  filed  electronically as
                                            Exhibit       1.A.(3)(b)(iv)      to
                                            Registrant's    Form   N-8B-2   with
                                            Post-Effective   Amendment  No.  11,
                                            File No.  33-15290  is  incorporated
                                            herein by reference.

                                    v)      Form of District  Manager's Rider to
                                            Personal     Financial     Planner's
                                            Agreement,  filed  electronically as
                                            Exhibit       1.A.(3)(b)(v)       to
                                            Registrant's    Form   N-8B-2   with
                                            Post-Effective   Amendment  No.  11,
                                            File No.  33-15290  is  incorporated
                                            herein by reference.

                                    vi)     Form   of   "New    York    District
                                            Manager-Insurance" Rider to Personal
                                            Financial Planner's Agreement, filed
                                            electronically       as      Exhibit
                                            1.A.(3)(b)(vi)  to Registrant's Form
                                            N-8B-2 with Post-Effective Amendment
                                            No.  11,   File  No.   33-15290   is
                                            incorporated herein by reference.

                                    vii)    Form of Division Manager's Agreement
                                            with IDS  Financial  Services  Inc.,
                                            filed   electronically   as  Exhibit
                                            1.A.(3)(b)(vii) to Registrant's Form
                                            N-8B-2 with Post-Effective Amendment
                                            No.  11,   File  No.   33-15290   is
                                            incorporated herein by reference.

                                    viii)   Form   of   "New    York    Division
                                            Manager-Insurance" Rider to Division
                                            Manager's    Agreement    with   IDS
                                            Financial   Services   Inc.,   filed
                                            electronically       as      Exhibit
                                            1.A.(3)(b)(viii)   to   Registrant's
                                            Form  N-8B-2   with   Post-Effective
                                            Amendment No. 11, File No.  33-15290
                                            is incorporated herein by reference.

                           (c)      Flexible  Premium  Variable  Life  Insurance
                                    Compensation:  IDS Life of New  York,  filed
                                    electronically  as  Exhibit   1.A.(3)(c)  to
                                    Registrant's Form N-8B-2 with Post-Effective
                                    Amendment No. 11, File No. 33-15290 is
                                    incorporated herein by reference.

                  (4)      Not applicable.

                  (5) Flexible Premium Variable Life Insurance Policy, dated April 1, 1987, filed electronically as Exhibit 1.A.(5) to Registrant's Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-15290 is incorporated herein by reference.

                  (6)      (a)      Certificate   of   Amendment   of  the
                                    Certificate  of  Incorporation  of IDS  Life
                                    Insurance   Company   of  New  York,   filed
                                    electronically  as  Exhibit   1.A.(6)(a)  to
                                    Registrant's Form N-8B-2 with Post-Effective
                                    Amendment No. 11, File No. 33-15290 is incorporated herein by reference.

                           (b) Amended Bylaws of IDS Life Insurance Company of New York, dated May 1992, filed electronically as Exhibit 1.A.(6)(b)to Post-Effective Amendment No. 12, File No.33-15290 is incorporated herein by reference.

                  (7)      Not applicable.

                  (8)      (a)      Investment   Management  and  Services
                                    Agreement between IDS Life Insurance Company
                                    and  IDS  Life  Series  Fund,   Inc.,  dated
                                    December 17, 1985, filed  electronically  as
                                    Exhibit   1.A.(8)(a)  to  Registrant's  Form
                                    N-8B-2 with Post-Effective Amendment No. 11,
                                    File No. 33-15290 is incorporated herein by reference.

                           (b) Investment Advisory Agreement between IDS Life Insurance Company (IDS Life) and IDS/American Express Inc. (IDS), dated July 11, 1984, filed electronically as Exhibit 1.A.(8)(b) to Registrant's Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-15290 is incorporated herein by reference.

                           (c) Reference Trust Indenture among Shearson Lehman Brothers Inc., the Bank of New York and Standard & Poor's Corporation, dated August 4, 1986, filed electronically as
                                    Exhibit   1.A.(8)(c)  to  Registrant's  Form
                                    N-8B-2 with Post-Effective Amendment No. 11,
                                    File No. 33-15290 is incorporated herein by reference.

                           (d) Standard Terms and Conditions of Trust, effective August 4, 1986, filed electronically as Exhibit 1.A.(8)(d) to Registrant's Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-15290 is incorporated herein by reference.

                  (9)      None.

                 (10) Application form for the Flexible Premium Variable Life Insurance Policy, filed electronically as
                           Exhibit 1.A.(10) to Registrant's Form N-8B-2 with Post-Effective Amendment No. 11, File No 33-15290 is incorporated herein by reference.

                  (11) Description of Transfer and Redemption Procedures and Method of Conversion to Fixed Benefit Policies, filed electronically as Exhibit 1.A.(11) to Registrant's Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-15290 is incorporated herein by reference.

         B.       (1)      Not applicable.

                  (2)      Not applicable.

         C.       Not applicable.

2.       Opinion of counsel is filed electronically herewith.

3. Not applicable.

4. Not applicable.

5. Not applicable.

6.       Actuarial Opinion of Mark Gorham, F.S.A., M.A.A.A.,  Actuarial Director
         - Insurance Product Development is filed electronically herewith.

7        (a)  Written actuarial consent of Mark Gorham, F.S.A., M.A.A.A.,
              Actuarial Director - Insurance Product Development is filed electronically herewith.

         (b)  Written   auditor   consent   of  Ernst  &  Young  LLP  is  filed
              electronically herewith.

         (c) Power of Attorney to sign amendments to this Registration Statement dated April 14, 1999, is filed electronically herewith as Exhibit 7(c) to Registrant's Form S-6 with Post-Effective Amendment No. 18, File No. 33-15290.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 IDS Life Insurance Company of New York, on behalf of the Registrant, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on behalf of the Registrant by the undersigned, thereunto duly authorized, in this City of Minneapolis, and State of Minnesota on the 25th day of April, 2000.


                         IDS Life of New York Account 8
                                  (Registrant)


                    By IDS Life Insurance Company of New York
                                    (Sponsor)


                By /s/   Richard W. Kling*
                         Richard W. Kling, Director and
                         Chairman of the Board


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on the 25th day of April, 2000:

Signature                             Title

/s/  Richard W. Kling*                Director and Chairman of the Board
     Richard W. Kling

/s/  Timothy V. Bechtold*             Director and President
     Timothy V. Bechtold

/s/  Maureen A. Buckley*              Director, Vice President, Chief Operating
     Maureen A. Buckley               Officer, Consumer Affairs Officer and
                                      Claims Officer

/s/  Rodney P. Burwell*               Director
     Rodney P. Burwell

/s/  John R. Cattau*                  Director
     John R. Cattau

/s/  Robert R. Grew*                  Director
     Robert R. Grew

/s/  Jeffrey S. Horton*               Vice President and Treasurer
     Jeffrey S. Horton

/s/  Jean B. Keffeler*                Director
     Jean B. Keffeler

/s/  Thomas R. McBurney*              Director
     Thomas R. McBurney

Signature                             Title

/s/  Edward J. Muhl*                  Director
     Edward J. Muhl

/s/  Thomas V. Nicolosi*              Director
     Thomas V. Nicolosi

/s/  Stephen P. Norman*               Director
     Steven P. Norman

/s/  Richard M. Starr*                Director
     Richard M. Starr

/s/  Philip C. Wentzel*               Vice President and Controller
     Philip C. Wentzel

/s/  Michael R. Woodward*             Director
     Michael R. Woodward


*Signed pursuant to Power of Attorney dated April 14, 1999 filed electronically herewith as Exhibit No. 7(c) to this Registration Statement No. 33-15290.



By:  /s/ Mary Ellyn Minenko
         Mary Ellyn Minenko
         Counsel and Assistant Secretary